Execution Version US-DOCS\157730382.20 CREDIT AGREEMENT dated as of March 31, 2025, among CALISTOGA RESILIENCY CENTER, LLC, as Borrower, JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent and Sole Lead Arranger, and THE LENDERS NAMED HEREIN as Lenders $27,826,365.17 Exhibit 10.24

TABLE OF CONTENTS PAGE US-DOCS\157730382.20 ARTICLE I DEFINITIONS AND ACCOUNTING TERMS.........................................................2 Section 1.01 Certain Defined Terms...........................................................................2 Section 1.02 Computation of Time Periods..............................................................30 Section 1.03 Accounting Terms; Changes in GAAP................................................30 Section 1.04 [Reserved] ............................................................................................31 Section 1.05 UCC Terms ..........................................................................................31 Section 1.06 [Reserved] ............................................................................................31 Section 1.07 [Reserved] ............................................................................................31 Section 1.08 Miscellaneous ......................................................................................31 Section 1.09 Divisions ..............................................................................................31 ARTICLE II TERM LOAN...........................................................................................................32 Section 2.01 Commitment for Advances ..................................................................32 Section 2.02 Method of Borrowing...........................................................................32 Section 2.03 Termination of the Commitments ......................................................34 Section 2.04 Prepayment of Advances......................................................................34 Section 2.05 [Reserved]. ...........................................................................................36 Section 2.06 Repayment of Advances ......................................................................36 Section 2.07 Fees ......................................................................................................36 Section 2.08 Interest..................................................................................................36 Section 2.09 [Reserved] ............................................................................................36 Section 2.10 [Reserved] ............................................................................................37 Section 2.11 Increased Costs. ...................................................................................37 Section 2.12 Payments and Computations. ...............................................................38 Section 2.13 Taxes. ...................................................................................................40 Section 2.14 Mitigation Obligations; Replacement of Lenders. ...............................44 Section 2.15 Conversion ...........................................................................................45 ARTICLE III CONDITIONS ........................................................................................................46 Section 3.01 Conditions to Closing..........................................................................46 Section 3.02 Conditions to Advance ........................................................................48 Section 3.03 Availability of Advances .....................................................................48 ARTICLE IV REPRESENTATIONS AND WARRANTIES.......................................................52 Section 4.01 Existence; Subsidiaries ........................................................................52 Section 4.02 Power; No Conflicts ............................................................................53 Section 4.03 Authorization and Approvals ..............................................................53 Section 4.04 Enforceable Obligations.......................................................................53

US-DOCS\157730382.20 ii Section 4.05 Financial Condition and Financial Statements. ....................................53 Section 4.06 True and Complete Disclosure...........................................................54 Section 4.07 Litigation; Compliance with Laws.......................................................54 Section 4.08 Use of Proceeds ..................................................................................55 Section 4.09 Investment Company Act ...................................................................55 Section 4.10 Taxes ....................................................................................................55 Section 4.11 ERISA and Employee Matters.............................................................55 Section 4.12 Condition and Maintenance of Property; Casualties ..........................56 Section 4.13 Compliance with Agreements; No Defaults ........................................56 Section 4.14 Environmental Condition .....................................................................56 Section 4.15 Permits, Licenses, Etc ........................................................................57 Section 4.16 [Reserved] ............................................................................................57 Section 4.17 [Reserved] ............................................................................................57 Section 4.18 Restriction on Liens ............................................................................57 Section 4.19 Solvency...............................................................................................57 Section 4.20 [Reserved] ............................................................................................57 Section 4.21 Insurance ..............................................................................................58 Section 4.22 Anti-Corruption Laws; Sanctions; Patriot Act.....................................58 Section 4.23 [Reserved] ............................................................................................58 Section 4.24 [Reserved] ............................................................................................58 Section 4.25 Fiscal Year ...........................................................................................58 Section 4.26 Location of Business and Offices ........................................................58 Section 4.27 [Reserved] ............................................................................................58 Section 4.28 Senior Debt Status...............................................................................58 Section 4.29 Security Instruments ............................................................................58 Section 4.30 Energy Regulatory Status ....................................................................58 Section 4.31 Material Project Documents ................................................................59 Section 4.32 Utilities.................................................................................................60 ARTICLE V AFFIRMATIVE COVENANTS..............................................................................60 Section 5.01 Compliance with Laws, Etc .................................................................60 Section 5.02 Maintenance of Insurance ....................................................................60 Section 5.03 Preservation of Corporate Existence, Etc...........................................60 Section 5.04 Payment of Taxes, Etc .........................................................................61 Section 5.05 Visitation Rights; Periodic Meetings ..................................................61 Section 5.06 Reporting Requirements .....................................................................61 Section 5.07 Maintenance of Property.....................................................................64 Section 5.08 [Reserved] ............................................................................................64 Section 5.09 Use of Proceeds ...................................................................................64 Section 5.10 [Reserved] ............................................................................................64 Section 5.11 Further Assurances...............................................................................64 Section 5.12 Post-Closing Obligation.......................................................................65 Section 5.13 Anti-Corruption Laws; Sanctions........................................................65 Section 5.14 Environmental Matters ........................................................................65

US-DOCS\157730382.20 iii ARTICLE VI NEGATIVE COVENANTS...................................................................................66 Section 6.01 Liens, Etc.............................................................................................66 Section 6.02 Indebtedness, Guarantees, and Other Obligations ...............................68 Section 6.03 Agreements Restricting Liens and Distributions ................................69 Section 6.04 Merger or Consolidation; Asset Sales.................................................69 Section 6.05 Restricted Payments.............................................................................70 Section 6.06 Investments ..........................................................................................71 Section 6.07 [Reserved] ............................................................................................72 Section 6.08 Affiliate Transactions...........................................................................72 Section 6.09 Compliance with ERISA......................................................................73 Section 6.10 Sale and Leaseback ..............................................................................73 Section 6.11 Change of Business; Foreign Operations.............................................73 Section 6.12 Name Change.......................................................................................73 Section 6.13 Use of Proceeds....................................................................................73 Section 6.14 [Reserved] ............................................................................................74 Section 6.15 Hedging Limitations ............................................................................74 Section 6.16 Fiscal Year; Fiscal Quarter..................................................................74 Section 6.17 [Reserved] ............................................................................................74 Section 6.18 [Reserved] ............................................................................................74 Section 6.19 . [Reserved] ..........................................................................................74 Section 6.20 Environmental Matters.........................................................................74 Section 6.21 [Reserved] ............................................................................................74 Section 6.22 [Reserved] ............................................................................................74 Section 6.23 Limitation on Amendments to the Material Project Documents, Organizational Documents and Tax Credit Transfer Documents........74 ARTICLE VII EVENTS OF DEFAULT; REMEDIES ................................................................75 Section 7.01 Events of Default .................................................................................75 Section 7.02 Remedies upon Default........................................................................78 Section 7.03 [Reserved]. ...........................................................................................79 Section 7.04 Right of Set-off....................................................................................79 Section 7.05 Non-exclusivity of Remedies .............................................................80 Section 7.06 Application of Proceeds .......................................................................80 ARTICLE VIII THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT.........81 Section 8.01 Appointment and Authority .................................................................81 Section 8.02 Rights as a Lender...............................................................................81 Section 8.03 Exculpatory Provisions........................................................................82 Section 8.04 Reliance by Administrative Agent and the Collateral Agent.............83 Section 8.05 Delegation of Duties ............................................................................83 Section 8.06 Resignation of the Administrative Agent or the Collateral Agent........84 Section 8.07 Non-Reliance on Administrative Agent and Other Lenders ..............85

Section 8.08	No Other Duties, etc	85
Section 8.09	Indemnification	85
Section 8.10	Administrative Agent May File Proofs of Claim	86
Section 8.11	Collateral Matters	87
Section 8.12	Credit Bidding	88
Section 8.13	Certain ERISA Matters	89

ARTICLE IX MISCELLANEOUS 90

Section 9.01	Costs and Expenses	90
Section 9.02	Indemnification; Waiver of Damages	90
Section 9.03	Waivers and Amendments	93
Section 9.04	Severability	93
Section 9.05	Survival of Representations and Obligations	94
Section 9.06	Binding Effect	94
Section 9.07	Successors and Assigns	94
Section 9.08	Confidentiality	98
Section 9.09	Notices, Etc	100
Section 9.10	**USURY NOT INTENDED**	101
Section 9.11	Usury Recapture	102
Section 9.12	Payments Set Aside	103
Section 9.13	Performance of Duties	103
Section 9.14	All Powers Coupled with Interest	103
Section 9.15	Governing Law	104
Section 9.16	**Submission to Jurisdiction; Service of Process**	104
Section 9.17	Waiver of Venue	104
Section 9.18	Execution in Counterparts; Electronic Execution	104
Section 9.19	Independent Effect of Covenants	105
Section 9.20	USA Patriot Act	105
Section 9.21	[Reserved]	105
Section 9.22	NON-RELIANCE	105
Section 9.23	**WAIVER OF JURY TRIAL**	105
Section 9.24	Reversal of Payments	106
Section 9.25	Injunctive Relief	106
Section 9.26	No Advisory or Fiduciary Responsibility	106
Section 9.27	Inconsistencies with Other Documents	107
Section 9.28	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	107
Section 9.29	**ORAL AGREEMENTS**	108

US-DOCS\157730382.20

iv

US-DOCS\157730382.20 v ANNEXES Annex I Initial Lenders and Commitments SCHEDULES Schedule 1.01 Site Schedule 3.01 Material Adverse Change Schedule 3.03 Consents and Notices Schedule 4.07 Litigation Schedule 4.15 Permits, Licenses, Etc. Schedule 4.26 Location of Business and Offices Schedule 5.02 Required Insurance Schedule 6.06 Existing Investments Schedule 6.08 Affiliate Transactions Schedule 9.09 Addresses for Notices Schedule PL Permitted Liens EXHIBITS Exhibit A Form of Assignment and Acceptance Exhibit B Form of Guaranty Exhibit C Form of Note Exhibit D Form of Notice of Borrowing Exhibit E [Reserved] Exhibit F Form of Security Agreement Exhibit G-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships) Exhibit G-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships) Exhibit G-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships) Exhibit G-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships) Exhibit H Form of Solvency Certificate Exhibit I Form of Mortgage Exhibit J Form of Note Purchase Agreement

2 US-DOCS\157730382.20 CREDIT AGREEMENT This Credit Agreement dated as of March 31, 2025, is among CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company (“Borrower”), the lenders party hereto from time to time (the “Lenders”), and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for such Lenders. The parties hereto hereby agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Certain Defined Terms. As used in this Agreement, the terms defined above shall have the meanings set forth therein and the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined): “2024 Financials” has the meaning specified in Section 3.01(a)(vi). “Acceptable Security Interest” in any Property means a Lien which (a) exists in favor of the Collateral Agent for the benefit of the Secured Parties, (b) is superior in priority to all Liens or rights of any other Person in the Property encumbered thereby, other than Permitted Liens, (c) secures the Obligations, and (d) is enforceable, except as such enforceability may be limited by any applicable Debtor Relief Laws. “Additional Project Document” means any contract or agreement relating to the ownership, operation, maintenance, repair, financing or use of the Project entered into by the Borrower with any other Person subsequent to the date of this Agreement (including any contract(s) or agreement(s) entered into in substitution for any Material Project Document that has been terminated in accordance with its terms or otherwise) that (i) requires payments to be made or received in an amount in excess of two million Dollars ($2,000,000) in the aggregate per year or (ii) is for a term that is greater than two (2) years. “Administrative Agent” means Jefferies Finance LLC, in its capacity as administrative agent pursuant to Article VIII until its resignation, and any successor administrative agent appointed pursuant to Section 8.06. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent or such other form provided by a Lender and acceptable to the Administrative Agent. “Advance” means an advance by a Lender to the Borrower pursuant to Section 2.01(a) as part of a Borrowing.

3 US-DOCS\157730382.20 “Affiliate” means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of a Control Percentage, by contract, or otherwise. For purposes of this Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to be Affiliates of Jefferies Finance LLC and its Affiliates. “Affiliate Transaction” has the meaning specified in Section 6.08. “Agent Parties” has the meaning set forth in Section 9.09(c)(ii) hereof. “Agreement” means this Credit Agreement, as the same may be further amended, supplemented, restated, and otherwise modified from time to time. “Annual Operating Budget” means an operating plan and budget for the fiscal year with respect to the operation and maintenance of the Project, including all anticipated Operating Costs, with allowance for contingencies. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Applicable Permit” means, at any time, any Permit to be obtained by or on behalf of the Borrower, including any such Permit relating to zoning, environmental or natural resource protection, pollution, sanitation, FERC, CPUC, CAISO, PUHCA, safety, siting or building, importation of technology, equipment and materials, that is (a) material and necessary at such time to the development, construction or operation of the Project to construct, test, operate, maintain, repair, own or use the Project as contemplated by the Transaction Documents, to enter into any Transaction Document or to consummate any transaction contemplated thereby or (b) necessary so that (i) none of the Secured Parties or any Affiliate of any of them may be deemed by any Governmental Authority to be subject to regulation under the FPA or PUHCA or under California laws or regulations in respect of the rates or the financial or organizational regulation of electric utilities solely as a result of the construction, operation, ownership, leasing or control of the Project or (ii) none of the Borrower nor any Affiliate of the Borrower that is a party to a Transaction Document may be deemed by any Governmental Authority to be subject to, or not exempt from, regulation under PUHCA (other than the FERC regulations implementing PUHCA relating to obtaining EWG status, notice of holding company status and regulatory access to books and records), or under any California laws or regulations respecting the rates or the financial or organizational regulation of electric utilities.

4 US-DOCS\157730382.20 “Applicable Rate” means with respect to any Advance, a rate per annum equal to (a) from the Funding Date through April 4, 2025, 9.50% per annum and (b) from and after April 5, 2025, 15.50% per annum. “Approved Fund” means any Fund that is administered, managed, advised or sub-advised by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, manages, advises or sub-advises a Lender. “Asset Sale Prepayment” has the meaning specified in Section 2.04(b)(i). “Asset Sale Proceeds Prepayment Date” has the meaning specified in Section 2.04(b)(i). “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit A. “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease Obligation. “Availability Date” means the date on which the conditions specified in Section 3.03 are satisfied (or waived in accordance with Section 9.03). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Code” means United States Code, 11 U.S.C. §§ 101–1532. “Bankruptcy Event” means, with respect to any Person, such Person (a) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, (b) has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, (c) makes a general assignment for the benefit of creditors or (d) admits in writing its inability to pay its debts generally as they become due.

5 US-DOCS\157730382.20 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Blocked Account” means that certain deposit account number 174669-002 maintained by the Borrower with Wilmington Trust, National Association, as the depositary institution. “Bona Fide Debt Fund” means any fund or investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course. “Borrowed Debt” means any Indebtedness for money borrowed, including loans, hybrid securities, debt convertible into Equity Interests and any Indebtedness represented by notes, bonds, debentures or other similar evidences of Indebtedness for money borrowed. “Borrowed Debt Prepayment” has the meaning specified in Section 2.04(b)(ii). “Borrowed Debt Proceeds Prepayment Date” has the meaning specified in Section 2.04(b)(ii). “Borrower” has the meaning set forth in the introductory paragraph hereof. “Borrowing” means a borrowing consisting of Advances made on the same day by the Lenders pursuant to Section 2.01(a). “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York. “Capital Expenditures” means, for any period, the aggregate amount of all expenditures of the Borrower payable during such period which, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Borrower, but excluding each of the following items, to the extent such item would otherwise be included as “Capital Expenditures”: (a) costs and expenses constituting Operating Costs (other than Permitted Capital Expenditures) or project costs or costs and expenses paid with amounts on deposit in the Blocked Account; (b) the purchase price of equipment that is purchased simultaneously with the trade in of existing equipment to the extent that the gross amount of such purchase price is less than any credit granted by the seller of such equipment for the equipment being traded in at such time;

6 US-DOCS\157730382.20 (c) payments in respect of Capital Lease Obligations permitted under this Agreement; and (d) expenditures to the extent the Borrower has received or has an unconditional commitment to receive reimbursement in cash from a Person that is not an Affiliate of the Borrower and for which the Borrower has not provided or is not required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person without such reimbursement. “Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Casualty Event” means the damage, destruction or condemnation, including by process of eminent domain or any Disposition of property in lieu of condemnation, as the case may be, of property of any Person or any of its Subsidiaries. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect. “Change in Control” means any of the following: (a) Sponsor shall cease to legally and beneficially own and control, directly or indirectly, 100% of the common voting interests in the Borrower; (b) Pledgor shall cease to legally and beneficially directly own and control 100% of the common voting interests in the Borrower. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory

7 US-DOCS\157730382.20 authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means the date on which the conditions specified in Section 3.01 are satisfied (or waived in accordance with Section 9.03). “Code” means the Internal Revenue Code of 1986, as amended, and any successor statute. “Collateral” means all “Collateral” and “Pledged Collateral” (as defined in the Security Agreement) or similar terms used in the Security Instruments; provided that, notwithstanding anything to the contrary in the Loan Documents, Collateral shall in no event include any Excluded Assets. “Collateral Agent” means Jefferies Finance LLC, in its capacity as collateral agent pursuant to Article VIII until its resignation, and any successor collateral agent appointed pursuant to Section 8.06. “Commitment” means, with respect to each Lender, its obligation to make an Advance to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Advance to be made by such Lender hereunder, as such commitment may be modified from time to time pursuant to Section 2.03 or Article VII or otherwise under this Agreement, including pursuant to assignments by or to such Lender pursuant to Section 9.07(b). The amount of each Lender’s Commitment on the Closing Date is set forth opposite such Lender’s name on Annex I. The aggregate Commitments on the Closing Date are $27,826,365.17. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). “Conditions to Conversion” means that (i) all of the conditions set forth in Section 4 of the Note Purchase Agreement have been satisfied and (ii) the Notes and the Security Instruments have been amended and restated to conform to the terms of or contemplated by the Note Purchase Agreement. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Construction Budget and Schedule” means a reasonably detailed schedule of the development and construction of the Project and a reasonably detailed total budget for the Project, as prepared by the Borrower and approved by the Administrative Agent (in consultation with the Independent Engineer) and containing a reasonably detailed description of project costs incurred and expected to be incurred with respect to the development and construction of the Project, for

8 US-DOCS\157730382.20 the period commencing on the date of such Construction Budget and Schedule through the Guaranteed Substantial Completion Date (as such term is defined in the EPC Contract) for the Project. “Control Percentage” means, with respect to any Person, the percentage of the outstanding Voting Securities (including any options, warrants or similar rights to purchase such Voting Securities) of such Person having ordinary voting power which gives the direct or indirect holder of such Voting Securities the power to elect a majority of the board of directors (or other applicable governing body) of such Person. “Conversion” means conversion of the Indebtedness as described in Section 2.15. “Conversion Date” means the date that the Conditions to Conversions are satisfied. “Conversion Notice” means a written notice to be delivered on the Conversion Date by the Lenders to the Borrower, Collateral Agent and Administrative Agent (a) stating that the Conditions to Conversion have been satisfied and (b) confirming the Conversion Date. “CPUC” means the California Public Utilities Commission. “Debt Service” means, as of any period of determination, the aggregate amount of fees, interest and principal on account of the Advances (including any scheduled payments thereon but excluding any extraordinary mandatory redemptions), due and payable by the Borrower during such period of determination. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Proceeds” has the meaning specified in Section 2.04(b)(iv). “Default” means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would become an Event of Default. “Default Rate” means a per annum rate equal to (a) in the case of principal of any Advance, 2.00% plus the rate otherwise applicable to such Advance as provided in Section 2.08(a), and (c) in the case of any other Obligation, 2.00% plus the non-default rate applicable to Advances as provided in Section 2.08(a). “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Advances within two Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to

9 US-DOCS\157730382.20 funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent and the Borrower to confirm in writing to the Administrative Agent, and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower and each Lender. “Deposit Account” shall have the meaning given to the term in the Uniform Commercial Code (or any successor statute), as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any Lien in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such other state. “Disposition,” “Dispose” or “Disposed” means any sale, lease, transfer, assignment, farm- out, conveyance, release, abandonment, or other disposition of any Property (including the grant or transfer of any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest), including any Casualty Event and the issuance of Equity Interests in any of the Subsidiaries or the sale of Equity Interests in any of Borrower’s Subsidiaries other than statutory or directors qualifying shares.

10 US-DOCS\157730382.20 “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Advances and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Advances and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or other Property, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date; provided that if such Equity Interests is issued pursuant to a plan for the benefit of Borrower or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lenders” means (i) those Persons identified by the Borrower (or one of its Affiliates) to the Administrative Agent in writing on or prior to the date hereof (and such Persons’ Affiliates clearly identifiable as such solely on the basis of their names), (ii) competitors (and such competitors’ sponsors and Affiliates identified in writing or clearly identifiable as such solely on the basis of their names, other than a sponsor or Affiliate that is a Bona Fide Debt Fund) of the Borrower separately identified by the Borrower to the Administrative Agent in writing from time to time and (iii) any Affiliate of any competitor described in clause (ii) that is identified by the Borrower to the Administrative Agent in writing from time to time or reasonably identifiable solely by name as an Affiliate of such Person, other than an Affiliate of such Person that is a Bona Fide Debt Fund; provided that no updates to the Disqualified Lender list shall be deemed to retroactively disqualify any parties that have previously acquired an assignment or participation in respect of the Advances from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders. Any supplement to the list of Disqualified Lenders pursuant to clause (ii) or (iii) above shall be made by the Borrower to the Administrative Agent in writing (including by email) and such supplement shall take effect the same Business Day such notice is received by the Administrative Agent. The list of Disqualified Lenders shall be made available to any Lender upon request to the Administrative Agent. “Dollars” and “$” means lawful money of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority,

11 US-DOCS\157730382.20 (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Material Project Document” means, with respect to any Material Project Document, that such Material Project Document (a) has been executed and delivered by each party thereto, (b) all conditions precedent to the effectiveness of such Material Project Document have been satisfied or waived and (c) such Material Project Document is in full force and effect. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.07(b)(iii)). “Employee Benefit Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Borrower or any ERISA Affiliate or with respect to which the Borrower or any ERISA Affiliate may have any liability. “Environment” or “Environmental” means ambient air, indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources (including wetlands, flora and fauna), the workplace or as otherwise defined in any Environmental Law. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, orders, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by or on behalf of the Borrower) or proceedings arising as a result of any actual or alleged violation of or liability under any Environmental Law or relating to any Permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Materials (in each case, to the extent relating to human exposure to Hazardous Materials) or alleged injury or threat of injury to public health, safety or the Environment.

12 US-DOCS\157730382.20 “Environmental Law” means any Legal Requirement relating to pollution and the protection of the environment or the use or Release into the environment of any Hazardous Materials. “Environmental Permit” means any permit, license, consent, order, approval, registration, exemption or other authorization required by or from a Governmental Authority under Environmental Law. “EPC Contract” means the Engineering, Procurement, and Construction Agreement between Energy Vault, Inc., a Delaware corporation, and Calistoga Resiliency Center, LLC, a Delaware limited liability company, dated as of November 18, 2024. “Equity Interest” means with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person. “Equity Issuance” means any issuance by Borrower of shares of its Equity Interests. “Equity Issuance Prepayment” has the meaning specified in Section 2.04(b)(iii). “Equity Issuance Proceeds Prepayment Date” has the meaning specified in Section 2.04(b)(iii). “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Borrower under Section 414 of the Code. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Abandonment” means, with respect to the Project, the suspension or cessation for a period of at least sixty (60) consecutive days of all or substantially all of the operation and maintenance activities at the Project; provided, however, that any such suspension or cessation that arises from an Event of Loss, a requirement of law, an event of force majeure, curtailment or failure to be dispatched, or other bona fide business reasons shall not constitute an Event of Abandonment, in each case, so long as the Borrower is taking commercially reasonable actions to overcome or mitigate the effects of the cause of suspension or cessation so that maintenance and/or operations, as the case may be, can be resumed. Any period of cessation or suspension shall end on the date that operation and maintenance activities of a substantial nature are resumed. “Event of Default” has the meaning specified in Section 7.01.

13 US-DOCS\157730382.20 “Event of Loss” means any event that causes all or substantially all of the Project to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever and, in each case, shall include an Event of Taking. “Event of Taking” means any taking, seizure, confiscation, requisition, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority relating to all or substantially all of the Project, any equity interests in the Borrower or any other part of the Collateral. “EWG” means an exempt wholesale generator as defined under 18 C.F.R. § 366.1 (2024) “Excluded Assets” has the meaning specified in the Security Agreement. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a Legal Requirement in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.14) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(f) and (d) any withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted median of the rates on overnight federal funds transactions with members of the Federal Reserve System reported by depository institutions on such day for individual transactions, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding

14 US-DOCS\157730382.20 Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent, and (c) in any event, the Federal Funds Rate shall not be less than zero. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any of its successors. “FERC” means the Federal Energy Regulatory Commission and any successor thereto. “Financial Model” means the financial model of the Borrower dated February 26, 2025, as approved by the Lenders. “Flood Hazard Property” is defined in Section 3.03(p). “Flood Insurance Laws” shall mean (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert Waters Flood Reform Act of 2012 and, in each case, any regulations promulgated thereunder. “Foreign Lender” means a Lender that is not a U.S. Person. “FPA” means the Federal Power Act, as amended, and FERC’s regulations promulgated thereunder. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Date” means the date on which the conditions specified in Section 3.02 are satisfied (or waived in accordance with Section 9.03). “GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of Section 1.03. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive,

15 US-DOCS\157730382.20 legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part). “Guaranty” means a guaranty agreement substantially the form of the attached Exhibit B and executed by the Sponsor, as may be modified by the Borrower and the Administrative Agent. “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law and (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the Environment and are or become regulated by any Governmental Authority including, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Hedge Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, puts, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such

16 US-DOCS\157730382.20 master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Contracts, (a) for any date on or after the date such Hedge Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Contracts (which may include a Lender or any Affiliate of a Lender). “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person; (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person; (c) the Attributable Indebtedness of such Person and all outstanding payment obligations with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP); (d) all Indebtedness of any other Person secured by a Lien on any property owned by such Person, whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) all obligations, contingent or otherwise, of any such Person relative to letters of credit and banker’s acceptances issued for the account of any such Person; (f) all obligations of any such Person in respect of Disqualified Equity Interests; (g) all obligations of such Person under any Hedge Contract; and (h) all Guarantees of any such Person with respect to any of the foregoing.

17 US-DOCS\157730382.20 The Indebtedness of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.02(a) hereof. “Independent Engineer” means E3 Consulting or any other nationally recognized independent engineer with relevant experience appointed after the Closing Date by the Borrower with the consent of the Majority Lenders. “Initial Delivery Date” means the date on which the Project achieves the “Initial Delivery Date” under and as defined in the Power Purchase Agreement. “Insurance Consultant” means Blades, Crout & Proulx LLC, or any other nationally recognized insurance consultant with relevant experience appointed after the Closing Date by the Borrower with the consent of the Majority Lenders. “Interconnection Agreement” means the Gas and Electric Extension Agreement, dated July 10, 2024, by and between the Borrower and Power Purchaser. “Investment” means, as to any Person, any direct or indirect purchase, acquisition or investment by such Person, constituting (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, guarantee (by guaranty or other arrangement) or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of substantially all or a material portion of the business or assets of another Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any cash repayments of loans, cash return of Investments or other cash dividends or return of capital. “Investment Grade Rating” means a Person whose long-term unsubordinated debt has been assigned a credit rating of “BBB-” or better by S&P or “Baa3” or better by Moody’s. “Lead Arranger” means Jefferies Finance LLC, in its capacity as lead arranger. “Legal Requirement” means, as to any Person, any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing)

18 US-DOCS\157730382.20 of, and the terms of any license or Permit issued by, any Governmental Authority, including, but not limited to, Regulations T, U, and X, which is applicable to such Person. “Lender” means a party hereto that (a) is a lender listed on the signature pages of this Agreement on the date hereof or (b) is an Eligible Assignee that became a lender under this Agreement pursuant to Section 2.14 or 9.07 but, in each case, excluding any Person who ceases to be a Lender pursuant to the terms of this Agreement. “Lender Parties” means Lenders, the Lead Arranger, the Administrative Agent and the Collateral Agent. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Lien” means any mortgage, lien, pledge, assignment, charge, deed of trust, security interest, hypothecation, preference, deposit arrangement or encumbrance (or other type of arrangement having the practical effect of the foregoing) to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law, or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Synthetic Lease, Capital Lease, or other title retention agreement). “Liquid Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States maturing within 120 days from the date of any acquisition thereof; (b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 120 days from the date of acquisition thereof (“bank debt securities”), issued by (A) any Lender (or any Affiliate of any Lender) or (B) any other bank or trust company so long as such certificate of deposit is pledged to secure the Borrower’s or any Subsidiaries’ ordinary course of business bonding requirements, or any other bank or trust company which has primary capital of not less than $500,000,000, if at the time of deposit or purchase, such bank debt securities are rated not less than “AA” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or of Moody’s Investors Service, Inc., and (ii) commercial paper issued by (A) any Lender (or any Affiliate of any Lender) or (B) any other Person if at the time of purchase such commercial paper is rated not less than “A-1” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or not less than “P-1” (or the then equivalent) by the rating service of Moody’s Investors Service, Inc., or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower with the consent of the Majority Lenders;

19 US-DOCS\157730382.20 (c) deposits in money market funds investing exclusively in investments described in clauses (a) and (b) above; and (d) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital surplus and undivided profit of not less than $500,000,000, if at the time of entering into such agreement the debt securities of such Person are rated not less than “AA” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or of Moody’s Investors Service, Inc. “Loan Documents” means this Agreement, the Notes, the Guaranty (if applicable), the Security Instruments and each other agreement, instrument, or document executed by the Borrower at any time in connection with this Agreement. For the avoidance of doubt, “Loan Documents” does not include Hedge Contracts. “Majority Lenders” means Lenders holding more than 50% of the aggregate unpaid principal amount of the Advances; provided that, if no Advances are then outstanding, “Majority Lenders” shall mean Lenders having more than 50% of the aggregate Commitments at such time. “Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company taken as a whole. “Material Adverse Change” means any material adverse change in, or material adverse effect on, (a) the business, property, operations, or condition (financial or otherwise) of the Borrower, (b) the ability of the Borrower to perform any of its obligations under this Agreement and the other Loan Document to which it is a party, (c) the validity or enforceability of any of this Agreement and the other Loan Documents or (d) the rights or remedies of or benefits available to the Administrative Agent, the Collateral Agent, any other agent or the Lenders under this Agreement and the other Loan Documents. “Material Project Documents” means, collectively, the Power Purchase Agreement, the EPC Contract, the O&M Agreement, the Interconnection Agreement, the Site Lease and any Additional Project Documents, as of the applicable time of determination, then in force and effect. “Maturity Date” means April 23, 2025. “Maximum Rate” means the maximum nonusurious interest rate under applicable law (determined under such laws after giving effect to any items which are required by such laws to be construed as interest in making such determination, including without limitation if required by such laws, certain fees and other costs).

20 US-DOCS\157730382.20 “Mortgage” means each deed of trust made by the Borrower in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit I (Form of Mortgage), as may be modified by the Borrower and the Administrative Agent. “Mortgaged Property” or “Mortgaged Properties” means the real property in Calistoga, California identified as the “Property” in the Site Lease and identified in Schedule 1.01, attached hereto and made a part hereof, together with any after acquired real property, as to which the Collateral Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the provisions of Section 3.03 or 5.11 of this Agreement. For the avoidance of doubt, after acquired Property interests shall not be considered Mortgaged Property until such time as the Borrower actually acquires such after acquired Property interests and same are subjected to the Lien of a Mortgage pursuant to Section 5.11. “Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA). “Net Cash Flow” means in respect of any period, (i) the sum of the following (without duplication): (1) aggregate Project Revenues received by the Borrower during such period; plus (2) any other revenues received by the Borrower, less (ii) the sum of the following (without duplication): (1) the Operating Costs paid during such period with Project Revenues; and (2) all Capital Expenditures (to the extent not funded from any source other than Project Revenues paid during such period). “Net Cash Proceeds” means, with respect to: (a) any Disposition or Casualty Event, all cash and Liquid Investments received (directly or indirectly but only as actually received) by the Borrower from such Disposition after payment of all reasonable out of pocket fees and expenses actually incurred by the Borrower in connection with such Disposition minus (i) Taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), minus (ii) if applicable, the principal amount of any Indebtedness that is secured (other than a Lien that ranks pari passu with or subordinated to the Liens securing the Obligations) by such asset (if any) and that is required to be repaid in connection with such Disposition or Casualty Event thereof (other than the Advances), and minus (iii) any amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustments associated with such Disposition (other than any Taxes deducted pursuant to clause (i) above) (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such Disposition or Casualty Event occurring on the date of such reduction. For purposes of calculating the amount of Net Cash Proceeds, fees, commissions and other costs and expenses payable to the Borrower or any Subsidiary shall be disregarded; and (b) the issuance of Equity Interests, the excess of (i) the cash and Liquid Investments received in connection with such issuance over (ii) the underwriting discounts and commissions

21 US-DOCS\157730382.20 and other fees, expenses and Taxes incurred by the Borrower in connection with such issuance (or, if such fees or expenses have not yet then been incurred or invoiced, good faith estimates thereof). “Non-Consenting Lender” means any Lender that does not consent to a proposed agreement, amendment, waiver, consent or release with respect to this Agreement or any other Loan Document that (i) requires the consent of each Lender or each Lender affected thereby and (ii) has been approved by the Majority Lenders. “Note Purchase Agreement” means the Note Purchase Agreement to be executed by the Borrower and the purchasers thereunder, in the form attached hereto as Exhibit J along with any further modifications as agreed by the Borrower and the Lenders prior to April 5, 2025. “Notes” means a promissory note of the Borrower payable to any Lender in the amount of such Lender’s Commitment, in substantially the form of the attached Exhibit C, evidencing indebtedness of the Borrower to such Lender resulting from Advances owing to such Lender. “Notice of Borrowing” means a notice of borrowing substantially in the form of the attached Exhibit D signed by a Responsible Officer of the Borrower. “O&M Agreement” means the Operation and Maintenance Agreement, dated as of November 7, 2024, by and between the O&M Provider and the Borrower, as further amended, amended and restated, or otherwise modified through the date of this Agreement. “O&M Provider” means Energy Vault, Inc. “Obligations” means all principal, interest (including post-petition interest), fees, reimbursements, indemnifications, premiums and other amounts payable by the Borrower to the Administrative Agent, the Collateral Agent, or the Lenders under the Loan Documents, including any post-petition interest in the event of a bankruptcy, to the extent such interest is enforceable by applicable Legal Requirement. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Operating Costs” means, for any period, the sum, computed without duplication among any of the following categories or from period to period, of the following: (a) cash operation, maintenance (including major maintenance costs) and administrative costs relating to the Project or any portion thereof and ordinary course fees, royalties and costs, including those paid or payable to the O&M Provider pursuant to the O&M Agreement; plus (b) Permitted Capital Expenditures and expenses for operating the Project and maintaining the Project in good repair and operating condition in accordance with Prudent Industry Practices paid or payable during such period, including to the counterparties to the Material Project Documents as required pursuant to the Material Project Documents; plus (c) insurance costs paid or payable in respect of insurance maintained or required to be maintained in respect of the Project during such period; plus (d)

22 US-DOCS\157730382.20 applicable sales and excise taxes (if any) paid or payable or reimbursable by the Borrower during such period; plus (e) franchise taxes paid or payable by the Borrower during such period; plus (f) property taxes paid or payable by the Company during such period; plus (g) any other direct taxes (if any) paid or payable by the Borrower during such period; plus (h) costs and fees attendant to the obtaining and maintaining in effect the Applicable Permits paid or payable during such period; plus (i) legal, accounting and other professional fees attendant to any of the foregoing items paid or payable during such period; plus (j) any fees, expenses and indemnification payments of the Secured Parties during such period not included in Debt Service; plus (k) all other cash expenses paid or payable by the Borrower in the ordinary course of business in connection with the operation of the Project. Operating Costs shall exclude, to the extent included above: (i) payments into the Blocked Account during such period; (ii) payments of any kind with respect to Restricted Payments during such period, except as permitted under Section 6.05; (iii) depreciation for such period; and (iv) any payments of any kind with respect to any restoration of the Project during such period. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance, Commitment or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment required by the Borrower pursuant to Section 2.14). “Participant” has the meaning set forth in Section 9.07(d) hereof. “Participant Register” has the meaning set forth in Section 9.07(d) hereof. “Patriot Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

23 US-DOCS\157730382.20 “Permit” means any approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from any Governmental Authority, including without limitation, an Environmental Permit. “Permitted Capital Expenditures” means Capital Expenditures consistent with the Construction Budget and Schedule or the then current Annual Operating Budget (a) incurred for the purpose of permitting (i) the Borrower to comply with applicable Legal Requirements (including any Environmental Laws) and Applicable Permits or (ii) the Project to operate in accordance with the projections and budget set forth in the Financial Model or (b) as required to operate the Project in accordance with Prudent Industry Practices. “Permitted Liens” means the Liens permitted under Section 6.01; provided that (1) Liens described in Section 6.01 shall remain “Permitted Liens” only for so long as no action to enforce such Lien has been commenced or such Liens are being diligently contested in good faith by appropriate proceedings and adequate reserves have been made in accordance with GAAP, and (2) no intention to subordinate the priority of the Lien granted in favor of the Administrative Agent and the Secured Parties is to be hereby implied or expressed by the permitted existence of any Permitted Liens. “Permitted Refinancing Debt” means unsecured Indebtedness of the Borrower and its Affiliates (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to extend, refinance, renew, replace, defease, discharge, refund or otherwise retire for value, in whole or in part, any other Indebtedness of any of the Borrower (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the sum of (i) the aggregate principal amount then outstanding of the Refinanced Debt (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) and (ii) an amount necessary to pay all accrued (including, for the purposes of defeasance, future accrued) and unpaid interest on the Refinanced Debt and any fees and expenses, including premiums, related to such exchange or refinancing; (b) such new Debt has a stated final maturity no earlier than the sooner to occur of (i) the date that is 91 days after the Maturity Date (as in effect on the date of incurrence of such new Debt) and (ii) the stated final maturity date of the Refinanced Debt; (c) such new Debt has an average life at the time such new Debt is incurred that is no shorter than the shorter of (i) the period beginning on the date of incurrence of such new Debt and ending on the date that is 91 days after the Maturity Date (as in effect on the date of incurrence of such new Debt) and (ii) the average life of the Refinanced Debt at the time such new Debt is incurred; (d) the covenants of such new Debt, when taken as a whole, are not materially more onerous to the Borrower than those imposed by the Refinanced Debt, as determined in good faith by a Responsible Officer; (e) if the Refinanced Debt was subordinated in right of payment to the Obligations, such new Debt (and any guarantees thereof) is subordinated in right of payment to the Obligations (or, if applicable, the guarantees under the Guaranty) to at least the same extent as the Refinanced Debt; and (f) the primary obligations with respect to such new Debt may not be incurred by anyone other than the Borrower.

24 US-DOCS\157730382.20 “Permitted Tax Distributions” means with respect to any taxable period (or portion thereof) for which the Borrower is a member of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes of which a direct or indirect parent of the Borrower is the common parent (each, a “Consolidated Tax Group”), or for which the Borrower is a partnership or disregarded entity for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes that is wholly-owned (directly or indirectly) by an entity that is taxable as a corporation for such income tax purposes, dividends or distributions by the Borrower or an applicable subsidiary, as may be relevant, to any direct or indirect parent of the Borrower in an amount required to pay any U.S. federal, state or local and/or non-U.S. income taxes (as applicable) of such Consolidated Tax Group or of such direct or indirect parent of the Borrower, as applicable, that are attributable to the taxable income of the Borrower for such taxable period; provided that for each such taxable period, the amount of distributions shall not exceed the amount of any U.S. federal, state or local and/or non-U.S. income taxes that the Borrower would have paid for such taxable period had the Borrower and/or such subsidiaries, as applicable, been a stand-alone corporate taxpayer or stand-alone corporate group (taking into account any net operating losses of the Borrower and/or such subsidiaries and determined not in duplication with any taxes paid directly by Borrower or its subsidiaries). “Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability corporation or company, limited liability partnership, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official. “Platform” has the meaning set forth in Section 9.09(c)(i) hereof. “Pledge Agreement” has the meaning set forth in Section 3.03(a)(i) hereof. “Pledgor” means Calistoga Resiliency Center HoldCo, LLC, a Delaware limited liability company. “Power Purchase Agreement” means that certain Distributed Generation Enabled Microgrid Services Agreement, dated as of December 20, 2022, between the Borrower and the Power Purchaser, as amended, amended and restated, or otherwise modified through the date of this Agreement. “Power Purchaser” means Pacific Gas and Electric Company, a California corporation. “PPA Amendment” means that certain Amendment to the Power Purchase Agreement to be entered into by and between the Power Purchaser and the Borrower, pursuant to which, among other things, the Guaranteed Initial Delivery Date (as defined in the Power Purchase Agreement) shall be extended to September 1, 2025.

25 US-DOCS\157730382.20 “Prepayment Date” means, as the context may require, the Asset Sale Proceeds Prepayment Date, the Borrowed Debt Proceeds Prepayment Date or the Equity Issuance Proceeds Prepayment Date. “Pro Rata Share” means, with respect to any Lender, the ratio (expressed as a percentage) of the outstanding Advances owing to such Lender to the aggregate outstanding Advances owing to all such Lenders. “Project” means the Calistoga Resiliency Center, a hybrid battery energy storage hydrogen fuel cell electrical power generation facility located in Calistoga, California, and capable of delivering approximately 8.5 MW peak power and 293 MWh over a 48-hour period without refueling while generating. “Project Revenues” means all revenues of the Borrower from the Project, including all interest paid in respect of any funds on deposit in the Blocked Account, proceeds from any business interruption and delay in start-up insurance, payments received by the Borrower under any Material Project Document, all cash payments received by the Borrower under or in connection with any Hedge Contract, all proceeds of the sale or other disposition of any part of the Project and all income derived from Investments permitted under Section 6.06 and all Tax Credit Transfer Proceeds. “Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person. “Prudent Industry Practices” means, with respect to any Person, those practices, methods, equipment, specifications and standards of safety, as the same may change from time to time, as are commonly used by energy storage and electric generation facilities of a type and size similar to the Project as good, safe and prudent engineering practices in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such electrical generation facility, with commensurate standards of safety, performance, dependability, efficiency and economy. “Prudent Industry Practices” are not intended to be limited to the optimum practices, methods or acts to the exclusion of all others, but rather to be acceptable practices, methods or acts generally accepted in the United States electric power generation industry. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “PUHCA” means the Public Utility Holding Company Act of 2005 and FERC’s regulations promulgated thereunder. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

26 US-DOCS\157730382.20 “Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable. “Register” has the meaning set forth in Section 9.07(c) hereof. “Regulation U” mean Regulation U of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. “Regulations T, U, and X” mean Regulations T, U, and X of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” or “Released” means any depositing, spilling, leaking, seepage, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, dispersing, injecting, escaping, leaching, dumping, disposing, emanating, or migrating of any Hazardous Material in, into, onto or through the Environment. “Required Insurance” has the meaning set forth in Section 5.02 hereof. “Resignation Effective Date” has the meaning set forth in Section 8.06(a) hereof. “Response” shall have the meaning set forth in CERCLA or under any other similar Environmental Law. “Responsible Officer” means (a) with respect to any Person that is a corporation, such Person’s Chief Executive Officer, President, Chief Financial Officer, or Vice President, (b) with respect to any Person that is a limited liability company, such Person’s Chief Executive Officer, President, Chief Financial Officer, or Vice President, or, if such Person has a managing member or manager, the manager or the Responsible Officer of such Person’s managing member or manager, and (c) with respect to any Person that is a general partnership or a limited liability partnership, the Responsible Officer of such Person’s general partner or partners. “Restricted Payment” means, with respect to any Person, any direct or indirect dividend or distribution (whether in cash, securities or other Property) or any direct or indirect payment of any kind or character (whether in cash, securities or other Property) on account of any Equity Interest of such Person, including in consideration for or otherwise in connection with any retirement, purchase, redemption or other acquisition of any Equity Interest of such Person, or any options, warrants or rights to purchase or acquire any such Equity Interest of such Person; provided that the term “Restricted Payment” shall not include any dividend or distribution payable solely in common Equity Interests of such Person or warrants, options or other rights to purchase such common Equity Interests.

27 US-DOCS\157730382.20 “Returns” has the meaning set forth in Section 4.10(b). “Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, His Majesty’s Treasury, or other relevant sanctions authority. “SEC” means the United States Securities and Exchange Commission. “Secured Parties” means the Administrative Agent, the Collateral Agent and the Lenders. “Security Agreement” means the Security Agreement, in substantially the form of the attached Exhibit F, executed by the Borrower and the Collateral Agent. “Security Instruments” means, collectively, (a) the Security Agreement, (b) the Pledge Agreement, (c) each other agreement, instrument or document executed at any time in connection with the Security Agreement, and (d) each other agreement, instrument or document executed at any time in connection with securing the Obligations. “Site Lease” means the Site Lease, dated as of July 18, 2023, by and between the City of Calistoga, California, and the Borrower, as lessee. “Solvent” means, with respect to the Borrower as of the date of any determination, that on such date (a) the fair value of the assets of the Borrower, exceeds, on a consolidated basis, their liabilities, contingent or otherwise, (b) the present fair saleable value of the assets of the Borrower, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts as such debts become absolute and matured, (c) the Borrower is able to pay their debts and liabilities, contingent or otherwise, as such liabilities mature in the ordinary course of business, and (d) the Borrower, is not engaged in, and is not about to engage in, business for which they have unreasonably small capital. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Sponsor” means Energy Vault Holdings, Inc., a Delaware corporation.

28 US-DOCS\157730382.20 “Subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any Person, a majority of whose outstanding Voting Securities (other than directors’ qualifying shares) shall at any time be owned by such parent or one or more Subsidiaries of such parent. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Borrower. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “Tax Credit” means the investment tax credit under Section 48 of the Code. “Tax Credit Transfer” means a transfer of all or a portion of the Tax Credits determined with respect to the Project from the Borrower to a Tax Credit Transferee pursuant to Section 6418 of the Code. “Tax Credit Transfer Agreement” means, with respect to the Project, an agreement entered into between the Borrower and a Tax Credit Transferee setting forth the terms of a Tax Credit Transfer in form and substance reasonably satisfactory to the Majority Lenders (such approval not to be unreasonably withheld, conditioned or delayed). “Tax Credit Transfer Agreement Signing Date” means the date of execution of the applicable Tax Credit Transfer Agreement. “Tax Credit Transfer Documents” means, collectively, the Tax Credit Transfer Agreement and the Tax Credit Transferee Credit Support, if any. “Tax Credit Transfer Proceeds” means the payments to the Company by the Tax Credit Transferee pursuant to the Tax Credit Transfer Agreement. “Tax Credit Transferee” means a “transferee taxpayer” (as such term is used in Section 6418 of the Code) which is not related (within the meaning of Code Section 267(b) or 707(b)(1)) to the Borrower, who shall be any Person that (a) (i) (x) (A) has long-term unsecured senior debt obligations rated at least “BBB-” by S&P or at least “Baa3” by Moody’s or such equivalent rating by another ratings agency reasonably acceptable to the Majority Lenders or (B) if an unrated entity, has a minimum tangible net worth of at least $200,000,000 or (y) otherwise has a creditworthiness reasonably acceptable to the Majority Lenders or (b) has provided the Tax Credit Transferee Credit Support as of the Tax Credit Transfer Agreement Signing Date. “Tax Credit Transferee Credit Support” means, to the extent that the Tax Credit Transferee does not satisfy the condition in clause (a) of the definition of “Tax Credit Transferee”, either (a)

29 US-DOCS\157730382.20 a letter of credit for the benefit of the Borrower as beneficiary an issuer whose long-term unsecured, unsubordinated indebtedness is rated at least “A-” by S&P, “A3” by Moody’s or “A-” by Fitch or such other ratings agency reasonably acceptable to the Majority Lenders with an initial statement amount that is not less than Tax Credit Transferee’s purchase commitment under the Tax Credit Transfer Agreement or (b) a parent guaranty, for the benefit of the Borrower, in form and substance reasonably acceptable to the Majority Lenders (such approval not to be unreasonably withheld, delayed or conditioned) by either (i) an Affiliate of the Tax Credit Transferee that has (1) has long-term unsecured senior debt obligations rated at least “BBB-” by S&P or at least “Baa3” by Moody’s or such equivalent rating by another ratings agency reasonably acceptable to the Majority Lenders or (2) if an unrated entity, has a minimum tangible net worth of at least $200,000,000 or (ii) another Person reasonably acceptable to the Majority Lenders. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Trade Date” has the meaning set forth in Section 9.07(b)(i) hereof. “Transaction Documents” means, collectively, the Material Project Documents and the Loan Documents. “Transmission System” means the high voltage electric transmission system owned by Power Purchaser with an interconnection at the substation known as CALISTOGA SUB. “Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including Deposit Accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.13(f)(iii)(B) hereof. “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

30 US-DOCS\157730382.20 “Voting Securities” means (a) with respect to any corporation (including any unlimited liability company), capital stock of such corporation having general voting power under ordinary circumstances to elect directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have special voting power or rights by reason of the happening of any contingency), (b) with respect to any partnership, any partnership interest or other ownership interest having general voting power to elect the general partner or other management of the partnership or other Person, and (c) with respect to any limited liability company, membership certificates or interests having general voting power under ordinary circumstances to elect managers (or the individuals performing similar functions) of such limited liability company. “Withholding Agent” means the Borrower and the Administrative Agent. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Section 1.02 Computation of Time Periods. In this Agreement, with respect to the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Section 1.03 Accounting Terms; Changes in GAAP. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof) be prepared, in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with those used in the preparation of any financial information furnished to the Lenders pursuant to Section 5.06 hereof most recently delivered prior to or concurrently with such calculations. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein, and either the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein, and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. In addition, all calculations and defined accounting terms used herein shall, unless expressly provided otherwise, when referring to any Person, refer to such Person on a

31 US-DOCS\157730382.20 consolidated basis and mean such Person and its consolidated subsidiaries. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, for purposes of calculations made pursuant to the terms of this Agreement or any other Loan Document, GAAP will be deemed to treat leases that would have been classified as operating leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2017 in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2017, notwithstanding any modifications or interpretive changes thereto that may occur thereafter. Section 1.04 [Reserved]. Section 1.05 UCC Terms. Terms defined in the UCC in effect on the date hereof and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. Section 1.06 [Reserved]. Section 1.07 [Reserved]. Section 1.08 Miscellaneous. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) subject to Section 9.07, any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Section 1.09 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be

32 US-DOCS\157730382.20 deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). ARTICLE II TERM LOAN Section 2.01 Commitment for Advances. (a) Advances. Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a single Advance to the Borrower on the date requested pursuant to Section 3.02(b) in an amount for each Lender equal to such Lender’s Commitment. Any Advances repaid may not be reborrowed. (b) Evidence of Indebtedness. The Advances made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and the Lenders shall be conclusive absent manifest error of the amount of the Advances made by such Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) the applicable Notes which shall evidence such Lender’s Advances to the Borrower in addition to such accounts or records. Each Lender may attach schedules to such Notes and record thereon the date, amount, and maturity of its Advances and payments with respect thereto. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Notwithstanding anything to the contrary herein, in the event of a conflict between this Section 2.01(b), on the one hand, and the Register or Participant Register provisions of Sections 9.07(c) or (d), on the other hand, such provisions of Sections 9.07(c) or (d), as applicable, shall govern. Section 2.02 Method of Borrowing.

33 US-DOCS\157730382.20 (a) Notice. The Borrowing shall be made pursuant to a Notice of Borrowing given by Borrower to Administrative Agent not later than 8:00 a.m. (New York City time) on the Business Day of the proposed Borrowing, which shall give to each Lender prompt notice of such proposed Borrowing, by facsimile or by electronic mail. The Notice of Borrowing shall be by facsimile or by electronic mail (with a PDF file of the executed Notice of Borrowing attached), specifying (i) the requested date of such Borrowing (which shall be a Business Day) and (ii) the aggregate amount of such Borrowing. Each Lender shall, before 9:00 a.m. (New York City time) on the date of such Borrowing, make available for the account of its applicable Lending Office to the Administrative Agent at its address referred to in Section 9.09, or such other location as the Administrative Agent may specify by notice to the Lenders, in same day funds, such Lender’s Pro Rata Share of such Borrowing. After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will deposit such funds in the Blocked Account. Until the Availability Date, such funds shall remain in the Blocked Account and the Borrower shall not direct disposition of such funds in the Blocked Account. From and after the Availability Date and so long as no Event of Default has occurred and is continuing or would result therefrom, from time to time the Borrower may direct disposition of available funds in the Blocked Account by written notice to the Administrative Agent not later than 10:00 a.m. (New York City time) at least four (4) Business Days before the proposed disposition, specifying (x) the requested date of such disposition, (y) the amount of funds to be disposed of and (z) the wiring information for such disposition. Within one (1) Business Day of timely receipt of such disposition notice, the Administrative Agent shall deliver written instruction to the depositary institution of the Blocked Account directing the disposition of the funds in accordance with the Borrower’s notice. (b) [Reserved]. (c) [Reserved]. (d) Notices Irrevocable. Each Notice of Borrowing delivered by the Borrower hereunder shall be irrevocable and binding on the Borrower. (e) Funding by Lenders; Administrative Agent Reliance. Unless the Administrative Agent shall have received notice from a Lender, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that such Lender will not make such payment, the Administrative Agent may assume that such Lender has timely made such payment and the Administrative Agent may (and in the case of the initial Borrowing, shall), in reliance upon such assumption, make available a corresponding amount to the Person entitled thereto. If and to the extent that such Lender shall not have so made such payment available to the Administrative Agent, such Lender agrees to immediately repay to the Administrative Agent on demand such corresponding amount, together with interest on such amount, for each day from the date such amount is made available to the applicable Person until the date such amount is repaid to the Administrative Agent, at the lesser of (i) the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank

34 US-DOCS\157730382.20 compensation and (ii) the Maximum Rate. If such Lender shall repay to the Administrative Agent such corresponding amount and interest as provided above, such corresponding amount so repaid shall constitute such Lender’s payment required hereunder for purposes of this Agreement even though not made on the day required hereunder. (f) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the lesser of (i) the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) the Maximum Rate. Section 2.03 Termination of the Commitments. The Commitments shall terminate on the date of the initial Borrowing. Section 2.04 Prepayment of Advances. (a) Optional. The Borrower shall have no right to optionally prepay any principal amount of any Advance except as provided in this Section 2.04(a) and all notices given pursuant to this Section 2.04(a) may be revocable as to the repayment in full of all outstanding Advances which may state that such notice is conditioned upon the effectiveness of other credit facilities or instruments or agreements, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date if such condition is not satisfied). The Borrower may prepay the Advances, after giving by 12:00 p.m. (New York City time) same Business Day prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Borrower shall prepay the Advances in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, together with accrued and unpaid interest to the date of such prepayment on the principal amount prepaid and amounts if any, required to be paid pursuant to Section 2.08; provided, however, that each partial prepayment shall be made in a minimum amount of $1,000,000 and in integral multiples of $500,000 in excess thereof. (b) Prepayments. (i) After the Availability Date, if the Borrower receives Net Cash Proceeds from any Disposition or any Casualty Event (other than Dispositions permitted by Section 6.04(c) (other than Casualty Events)) or receives any Tax Credit Transfer Proceeds, the Borrower shall, within 3 Business Days from the date of receipt of such Net Cash Proceeds

35 US-DOCS\157730382.20 or Tax Credit Transfer Proceeds (the “Asset Sale Proceeds Prepayment Date”) (subject to Section 2.04(b)(iv)), offer to prepay (or cause to be prepaid) (an “Asset Sale Prepayment”) the aggregate outstanding principal amount of Advances plus the accrued but unpaid interest thereon to the Asset Sale Proceeds Prepayment Date that may be paid with an amount equal to 100% of such Net Cash Proceeds or Tax Credit Transfer Proceeds. (ii) If the Borrower incurs Borrowed Debt (excluding (A) intercompany debt of such entities, (B) [reserved], (C) [reserved], (D) purchase money Indebtedness incurred in the ordinary course of business and any replacements or refinancings thereof, and (E) Indebtedness with respect to capital leases incurred in the ordinary course of business and any replacements and refinancings thereof), the Borrower shall, substantially concurrently with the incurrence of such Borrowed Debt (the “Borrowed Debt Prepayment Date”) (subject to Section 2.04(b)(iv)), prepay (or cause to be prepaid) (a “Borrowed Debt Prepayment”) the aggregate outstanding principal amount of Advances plus the accrued but unpaid interest thereon to the Borrowed Debt Proceeds Prepayment Date; (iii) After the Availability Date, if the Borrower receives Net Cash Proceeds from the issuance of any Equity Interests by any Borrower (other than issuances pursuant to employee stock plans or other benefit or employee incentive arrangements existing from time to time), the Borrower shall, within 3 Business Days from the date of receipt of such Net Cash Proceeds (the “Equity Issuance Proceeds Prepayment Date”) (subject to Section 2.04(b)(iv)), offer to prepay (or cause to be prepaid) (a “Equity Issuance Prepayment”) the aggregate outstanding principal amount of Advances plus the accrued but unpaid interest thereon to the Equity Issuance Proceeds Prepayment Date that may be paid with an amount equal to 100% of such Net Cash Proceeds. (iv) The Borrower shall notify the Administrative Agent in writing of any prepayment pursuant to clause (i), (ii), or (iii) of this Section 2.04(b) at least 3 Business Days prior to the applicable Prepayment Date (or such shorter time as the Administrative Agent may agree). Each such notice shall specify such Prepayment Date and provide a reasonably detailed calculation of the amount of such proposed prepayment. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice, and of the amount of such Lender’s Pro Rata Share of the prepayment. Each Lender will have the right to refuse any prepayment pursuant to Section 2.04(b)(i) or 2.04(b)(iii), as applicable, by giving written notice of such refusal to the Administrative Agent within 2 Business Days after such Lender’s receipt of notice from the Administrative Agent of such notice of prepayment (such refused amounts, the “Declined Proceeds”). The Borrower shall make all such prepayments (other than Declined Proceeds) on the applicable Prepayment Date. The Borrower may retain such Declined Proceeds and apply them in a manner not prohibited by this Agreement. (v) Each prepayment pursuant to this Section 2.04(b) shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of such prepayment and the

36 US-DOCS\157730382.20 amounts required to be paid pursuant to Section 2.08. Each prepayment under this Section 2.04(b) shall be applied to the Advances as determined by the Administrative Agent and agreed to by the Lenders in their sole discretion. Section 2.05 [Reserved]. Section 2.06 Repayment of Advances. The Borrower shall repay to the Administrative Agent for the ratable benefit of the Lenders the outstanding principal amount of each Advance, together with any accrued and unpaid interest thereon, on the Maturity Date or such earlier date pursuant to Section 7.02. Section 2.07 Fees. As consideration for the Lenders’ commitments and agreements under this Agreement, the Borrower agrees to pay to Jefferies Finance LLC, for its own account, a closing fee of $1,000,000, which closing fee is due and payable on the Closing Date. On April 5, 2025, the Borrower shall pay to the Administrative Agent, for the accounts of the Lenders, a duration fee in an amount equal to 1.50% of the principal amount of outstanding Advances on such date. Section 2.08 Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum: (a) Advances. Each Advance shall bear interest at the Applicable Rate in effect from time to time. The Borrower shall pay to Administrative Agent for the ratable account of each Lender all accrued but unpaid interest on such Lender’s Advances in arrears on the date such Advance shall be repaid in full. (b) [Reserved]. (c) Default Rate. Notwithstanding the foregoing, (i) upon the occurrence and during the continuance of an Event of Default under Section 7.01(a) or Section 7.01(e), all overdue Obligations shall bear interest, after as well as before judgment, at the Default Rate and (ii) upon the occurrence and during the continuance of any Event of Default (other than an Event of Default addressed in the foregoing clause (i)), upon the request of the Majority Lenders, all overdue Obligations shall bear interest, after as well as before judgment, at the Default Rate. Interest accrued pursuant to this Section 2.08(c) and all interest accrued but unpaid on or after the Maturity Date shall be due and payable on demand (and if no such demand is made, then due and payable on the otherwise due dates provided herein or if no such due dates are provided herein on the last day of each calendar quarter). Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. Section 2.09 [Reserved].

37 US-DOCS\157730382.20 Section 2.10 [Reserved]. Section 2.11 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify, or deem applicable any reserve, special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (or its applicable Lending Office); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender (or its applicable Lending Office) any other condition, cost or expense (in each case, other than Taxes) affecting this Agreement or Advances made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender (or its applicable Lending Office) or such other Recipient of making or maintaining any loan or of maintaining its obligation to make or accept and purchase any such loan, or to reduce the amount of any sum received or receivable by such Lender (or its applicable Lending Office) or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such other Recipient, the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital/Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of financial institutions generally, including such Lender’s holding company or any corporation controlling such Lender, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made by such Lender to a level below that which such Lender, the corporation controlling such Lender, or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies, the policies of the corporation controlling such Lender, and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time within ten Business Days after written demand by such Lender the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender, the corporation controlling such Lender, or such Lender’s holding company for any such reduction suffered.

38 US-DOCS\157730382.20 (c) Certificate. Any Lender claiming compensation under this Section 2.11 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts necessary to compensate such Lender as specified in paragraphs (a) and (b) of this Section 2.11 hereunder which shall be determined by such Lender in good faith and which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.11 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.11 for any increased costs incurred or reductions suffered more than 270 days prior to the date that such Lender notifies the Borrower and the Administrative Agent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.12 Payments and Computations. (a) Payments. Subject to Section 2.13, all payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and other Loan Documents shall be made to the Administrative Agent in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. (b) Payment Procedures. The Borrower shall make each payment under this Agreement and under the Notes not later than 12:00 p.m. (New York City time) on the day when due in Dollars to the Administrative Agent at the location referred to in the Notes (or such other location as the Administrative Agent shall designate in writing to the Borrower) in same day funds and, as to payments of principal, accompanied by a notice of optional payment from the Borrower, with appropriate insertions and executed by a Responsible Officer of the Borrower. The Administrative Agent will promptly thereafter, and in any event prior to the close of business on the day any timely payment is made, cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable solely to the Administrative Agent or a specific Lender pursuant to Sections 2.11, 2.13, 2.14, and 9.02 and such other provisions herein which expressly provide for payments to a specific Lender, but after taking into account payments effected pursuant to Section 7.04) in accordance with each Lender’s applicable pro rata share to the Lenders for the account of their respective applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of other amounts due solely to the Administrative Agent or a specific Lender, the Administrative Agent shall distribute such amounts to the appropriate party to be applied in accordance with the terms of this Agreement.

39 US-DOCS\157730382.20 (c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. (d) Computations. Computations of interest shall be made by the Administrative Agent on the basis of a year of 360 days, in each case, for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an amount of interest or fees shall be conclusive and binding for all purposes, absent manifest error. (e) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other Obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances and accrued but unpaid interest thereon or other such Obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) take an assignment of, or purchase participations in, (in any event, for cash at face value) the Advances and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued but unpaid interest on their respective Advances and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including any payments in connection with Section 2.04(b)), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary, or any Affiliate of any of the foregoing (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Legal Requirement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

40 US-DOCS\157730382.20 Section 2.13 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Legal Requirement. If any applicable Legal Requirement (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Legal Requirement and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding of Indemnified Taxes has been made (including such deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Legal Requirement, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by Borrower. The Borrower shall indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise

41 US-DOCS\157730382.20 payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.13, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Legal Requirement or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign

42 US-DOCS\157730382.20 Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable); or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Legal Requirement as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Legal Requirement to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

43 US-DOCS\157730382.20 (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Legal Requirement and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Legal Requirement (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) On or before the date on which Jefferies Finance LLC (and any successor or replacement Administrative Agent) becomes the Administrative Agent hereunder, it shall deliver to the Borrower two executed copies of either (i) IRS Form W-9 certifying that such Administration Agent is exempt from U.S. federal backup withholding tax, or (ii) IRS Form W-8ECI with respect to any payments to be received on its own behalf and IRS Form W-8IMY (certifying that it is either a “qualified intermediary” within the meaning of Treasury Regulation Section 1.1441-1(e)(5) that has assumed primary withholding obligations under the Code, including Chapters 3 and 4 of the Code, or a “U.S. branch” within the meaning of Treasury Regulation Section 1.1441-1(b)(2)(iv) that is treated as a U.S. person for purposes of withholding obligations under the Code) for the amounts the Administrative Agent receives for the account of others. Each Lender and the Administrative Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 (including by the payment of additional amounts pursuant to this Section 2.13), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant

44 US-DOCS\157730382.20 to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.14 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.11, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.13, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement Lender. If any Lender requests compensation under Section 2.11 or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.14(a) so as to eliminate such situation, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or Section 2.13) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

45 US-DOCS\157730382.20 (i) as to assignments required by the Borrower, the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.07, unless such fee has been waived by the Administrative Agent; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its applicable Advances, accrued but unpaid interest thereon, accrued but unpaid fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued but unpaid interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with any applicable Legal Requirement; and (v) with respect to a Non-Consenting Lender, the proposed amendment, modification, waiver, consent or release with respect to this Agreement or any other Loan Document has been approved by the Majority Lenders. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower or the Administrative Agent to require such assignment and delegation cease to apply. Solely for purposes of effecting any assignment involving a Non-Consenting Lender under this Section 2.14 and to the extent permitted under applicable Legal Requirements, each Lender hereby designates and appoints the Administrative Agent as true and lawful agent and attorney-in-fact, with full power and authority, for and on behalf of and in the name of such Lender to execute, acknowledge and deliver the Assignment and Acceptance required hereunder if such Lender is a Non- Consenting Lender and such Lender shall be bound thereby as fully and effectively as if such Lender had personally executed, acknowledged and delivered the same. Section 2.15 Conversion. The Lenders shall have the right, but not the obligation, in its sole discretion, to convert the Indebtedness existing under this Agreement to the indebtedness contemplated pursuant to the Note Purchase Agreement, as long as the Conditions to Conversion have been satisfied. On the Conversion Date, (a) any Indebtedness hereunder shall be deemed to be replaced with Indebtedness pursuant to and in accordance with the Note Purchase Agreement, and (b) the Obligations hereunder shall be deemed to be replaced with the Obligations under the Note Purchase Agreement.

46 US-DOCS\157730382.20 ARTICLE III CONDITIONS Section 3.01 Conditions to Closing. The effectiveness of this Agreement is subject to the occurrence of the following conditions precedent: (a) Documentation. The Administrative Agent and the Collateral Agent shall have received the following duly executed by all the parties thereto, in form and substance reasonably satisfactory to the Administrative Agent, the Collateral Agent and the Lenders, and, where applicable, in sufficient copies for each Lender: (i) counterparts of this Agreement, a Note payable to each Lender or its registered assigns in the amount of its Commitment, if requested by such Lender and the Security Agreement, including all attached exhibits and schedules; (ii) an opinion of the Borrower’s counsel dated as of the date of this Agreement; (iii) copies, certified as of the date of this Agreement by a Responsible Officer of the Borrower of (A) the resolutions of the Board of Directors (or other applicable governing body) of the Borrower approving the Loan Documents to which it is a party, (B) the partnership agreement, articles or certificate of incorporation, or certificate of formation (as applicable) and the limited liability company agreement, operating agreement, partnership agreement or bylaws (as applicable) of the Borrower, and (C) all other documents evidencing other necessary corporate action and necessary and material Governmental Approvals, if any, with respect to the Loan Documents to which the Borrower is a party and the other transactions contemplated hereby; (iv) certificates of a Responsible Officer of Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other Loan Documents to which Borrower is a party; (v) appropriate UCC-1 financing statements covering the Collateral for filing with the appropriate authorities and any other documents, agreements or instruments necessary to create an Acceptable Security Interest in such Collateral; (vi) [reserved]; (vii) certificates of good standing for the Borrower in each state in which each such Person is organized, which certificate shall be dated a date not sooner than 30 days prior to the date of this Agreement; (viii) a certificate executed by a Responsible Officer of the Borrower certifying as to the matters set forth in Sections 3.01(f) and (j) below; and

47 US-DOCS\157730382.20 (ix) a funds flow memorandum in form and substance reasonably acceptable to the Administrative Agent. (b) Payment of Fees. On the date of this Agreement, the Borrower shall have paid the fees required by Section 2.07 and all costs and expenses payable pursuant to Section 9.01(a) to the extent invoices for such fees, costs, and expenses have been presented to the Borrower at least one Business Day prior to the Closing Date (it being understood that this Section 3.01(b) may be satisfied concurrently with the initial funding of Advances under this Agreement). (c) Financial Information. The Lenders shall have received (it being agreed that availability of the following financial information on the SEC website shall constitute the Lenders’ receipt) (i) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Sponsor for the fiscal year ending on December 31, 2023, and (ii) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Sponsor for the fiscal quarter ending on September 30, 2024. (d) [Reserved]. (e) [Reserved]. (f) Material Adverse Change. Since December 31, 2023, except as set forth on Schedule 3.01 or otherwise disclosed to the Administrative Agent no event or circumstance that has had or could reasonably be expected to cause a Material Adverse Change has occurred. (g) USA Patriot Act. The Administrative Agent and the Lenders shall have received (at least three (3) Business Days prior to Closing Date to the extent requested at least four (4) Business Days prior to the Closing Date), and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, but not restricted to, the Patriot Act. (h) [Reserved]. (i) [Reserved]. (j) Representations and Warranties. Each of the representations and warranties made by the Borrower in, or pursuant to, the Loan Documents shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Closing Date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date.

48 US-DOCS\157730382.20 (k) The Administrative Agent shall have received the results of a recent lien search in the Office of the Secretary of State of the State of Delaware with respect to the Pledgor and the Borrower, and in each other jurisdiction where assets of the Pledgor and the Borrower are located, and such searches shall reveal no Liens on the equity interests of the Borrower or any of the assets of the Borrower, in each case, except for Permitted Liens or Liens discharged prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent. (l) The Collateral Agent shall have control of the Blocked Account pursuant to a control agreement in form and substance reasonably satisfactory to the Collateral Agent. Section 3.02 Conditions to Advance. The obligation of each Lender to make its Advance hereunder is subject to the occurrence of the following conditions precedent on or before March 31, 2025: (a) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing duly executed by the Borrower in accordance with Section 2.02(a). (b) Representations and Warranties. Each of the representations and warranties made by the Borrower in, or pursuant to, the Loan Documents shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date of such Advance except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date. (c) No Default. No Default or Event of Default shall exist or would result from such Advance or from the application of the proceeds thereof. (d) The Administrative Agent shall have received a solvency certificate dated as of the date of this Agreement from the Chief Financial Officer or Treasurer of the Borrower in substantially the form attached as Exhibit H. Notwithstanding anything to the contrary in any Loan Document, if the Borrower shall not have met the conditions set forth in this Section 3.02 by 4:30 p.m. (New York City time) on March 31, 2025, this Agreement shall automatically terminate and be of no further force and effect. Section 3.03 Availability of Advances. The ability of the Borrower to direct disposition of the funds in the Blocked Account pursuant to Section 2.02(a) is subject to the occurrence of the following conditions precedent: (a) The Administrative Agent and the Collateral Agent shall have received:

49 US-DOCS\157730382.20 (i) a duly executed Guaranty from Sponsor and a pledge agreement from Pledgor with respect to the Equity Interests of the Borrower in form and substance satisfactory to the Collateral Agent (the “Pledge Agreement”); (ii) copies, certified as of the date of this Agreement by a Responsible Officer of Sponsor and Pledgor of (A) the resolutions of the Board of Directors (or other applicable governing body) of such Person approving the Loan Documents to which it is a party, (B) the partnership agreement, articles or certificate of incorporation, or certificate of formation (as applicable) and the limited liability company agreement, operating agreement, partnership agreement or bylaws (as applicable) of such Person, and (C) all other documents evidencing other necessary corporate action and necessary and material Governmental Approvals, if any, with respect to the Loan Documents to which such Person is a party and the other transactions contemplated hereby; (b) The Administrative Agent shall have received the Construction Budget and Schedule, the Financial Model and an operating plan and budget for the fiscal year 2025 with respect to the operation and maintenance of the Project, including all anticipated Operating Costs, with allowance for contingencies. (c) The Administrative Agent shall have received an opinion of the Borrower’s counsel covering the Pledge Agreement, the Guaranty and the amended and restated Security Agreement. (d) The Collateral Agent shall have received the original executed limited liability company membership interest certificates representing 100% of the limited liability company membership interests in the Borrower pledged pursuant to the Pledge Agreement, together with an undated transfer power for each such membership interest certificate executed in blank by a duly authorized officer of the Pledgor. (e) The Administrative Agent shall have received copies of the following reports, together with reliance letters in respect of same authorizing the Secured Parties’ reliance on such reports: (i) report of the Independent Engineer; and (ii) report of the Insurance Consultant. (f) The Administrative Agent shall have received evidence that not less than $14,300,000 of equity contributions have been used (or are available to the Borrower to be used) to pay costs for the Project. (g) The Collateral Agent (on behalf of the Secured Parties) shall have received (i) an insurance broker’s certificate from the Borrower’s nationally recognized insurance broker(s), dated on or about the Availability Date, confirming that all Required Insurance is in full force and effect and that all premiums then due thereon have been paid and providing copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer) and (ii) a certificate from the Insurance Consultant, dated on or about the Availability Date, addressed to the Lenders and the Collateral Agent confirming that all insurance required to be maintained by the Borrower pursuant to the terms of this Agreement

50 US-DOCS\157730382.20 and the other Transaction Documents to which it is a party (A) are in full force and effect and (B) all premia due at that time under each relevant insurance have been paid. All property insurance policies are to be made payable to the Collateral Agent for the benefit of the Secured Parties, as their interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard, non-contributory “lender” or “secured party” clause. All certificates of property and general liability insurance are to be delivered to the Collateral Agent, with the lender’s loss payable and additional insured endorsements in favor of the Collateral Agent, and the Borrower shall use commercially reasonable efforts to cause the applicable insurance company to provide for not less than thirty (30) days (ten (10) days in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. (h) The Collateral Agent shall have received a duly executed amended and restated Security Agreement from the Borrower, providing for a “substantially all assets” lien on the property and assets of the Borrower (excluding Excluded Assets). (i) The Borrower shall use commercially reasonable efforts to obtain and deliver to the Administrative Agent copies of each fully executed consent or notice, as applicable, set forth in Schedule 3.03 hereto. (j) The Borrower shall deliver to the Administrative Agent a duly executed PPA Amendment in form and substance reasonably satisfactory to the Administrative Agent, which shall be in full force and effect. (k) The Borrower shall deliver to the Administrative Agent a copy of the CPUC Approval (as defined in the Power Purchase Agreement) with respect to the Power Purchase Agreement, including the PPA Amendment. (l) Any Delay Damages (as defined in the Power Purchase Agreement) due and owing by the Borrower to the Power Purchaser under the Power Purchase Agreement shall have been satisfied or waived. (m) The Initial Delivery Date shall have occurred and the Borrower shall have delivered to the Administrative Agent a copy of the Initial Delivery Date Confirmation Letter (as defined in the Power Purchase Agreement). (n) The Borrower shall deliver to the Administrative Agent a duly executed Tax Credit Transfer Agreement in form and substance satisfactory to the Administrative Agent, which shall be in full force and effect. (o) The Borrower shall deliver to the Administrative Agent in respect of the Mortgaged Property: (i) the fully executed and notarized Mortgage in proper form for recording in the official real property records of Napa County, California (the “Official Records”),

51 US-DOCS\157730382.20 encumbering the Mortgaged Property, which shall be in form and substance satisfactory to Collateral Agent and each Lender; (ii) an estoppel and consent agreement from the City in satisfaction of the requirements set forth in Section 22c of the Site Lease and dated as of a date that is no more than twenty-five (25) days prior to the date of the Mortgage, which shall be in form and substance satisfactory to Collateral Agent and each Lender; (iii) an ALTA 2006 Form extended coverage loan policy of title insurance (the “Title Policy”) issued by a nationally recognized title company reasonably acceptable to Collateral Agent and the Lenders (the “Title Company”) with respect to the Mortgaged Property identified therein, in an amount to be agreed, and otherwise in form and substance reasonably satisfactory to each Lender and the Collateral Agent, containing such endorsements as each Lender and the Collateral Agent may reasonably request, including, but not limited to, endorsements as to access, comprehensive coverage, contiguity, and subdivision, and (x) insuring that the Borrower has good legal and valid title, including leasehold interest and easement interest, in, or right to occupy and use, such Mortgaged Property (and any other real property that is subject to any easement granted for the benefit of the Borrower), free and clear of any Liens or other exceptions to title other than Permitted Liens, (y) containing no exception for the lien rights of mechanics’ liens or suppliers, inchoate or otherwise, and (z) insuring such other matters as the Lenders and Collateral Agent may request; and (ii) evidence satisfactory to the Lenders that the Company has paid to the Title Company or to the appropriate Governmental Authority all expenses and premiums of the Title Company and all other sums required in connection with the issuance of the Title Policy and all recording charges payable in connection with recording the Mortgage in the Official Records; and (iv) the Collateral Agent shall have received ALTA/ACSM form survey of the Mortgaged Property prepared in accordance with the 2021 Minimum Standard Detail Requirements in form and substance reasonably satisfactory to the Majority Lenders showing (i) as to the Mortgaged Property, the exact location and dimensions thereof, including the location of all means of access thereto and all easements relating thereto and showing the perimeter within which all improvements are located and all encroachments thereon,(ii) the location and dimensions of all improvements, fences or encroachments located in or on the Mortgaged Property, (iii) whether the Mortgaged Property or any portion thereof is located in a special earthquake or flood hazard zone and (iv) that there are no encroachments, easements or other encumbrances affecting the Mortgaged Property, except for Permitted Liens. (p) The Collateral Agent shall have received (i) a flood hazard certificate evidencing whether the Mortgaged Property is located, in whole or in part, in an area designated by the Federal Emergency Management Agency as a special flood hazard area (a “Flood Hazard Property” ) and whether the community in which such Mortgaged Property is located is participating in the

52 US-DOCS\157730382.20 National Flood Insurance Program, (ii) for any Flood Hazard Property, the Borrower’s written acknowledgment of receipt of written notification as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) for any “Buildings” or “Manufactured (Mobile) Homes” (as such terms are defined in Flood Insurance Laws) situated on a Flood Hazard Property which Buildings and/or Manufactured (Mobile) Homes are also located in a special flood hazard area or an area having mud slide hazards, copies of the application for a flood insurance policy of the Borrower plus proof of premium payment, and a declaration page confirming that flood insurance in the amounts required by Flood Insurance Laws has been issued, or such other evidence of such flood insurance reasonably satisfactory to the Majority Lenders and naming the Collateral Agent as sole loss payee on behalf of the Lenders. (q) The Borrower shall deliver to the Administrative Agent an opinion of Venable LLP, California counsel to the Borrower as to the enforceability of the Mortgage. (r) The Independent Engineer shall deliver to the Lenders a certificate confirming that the Project has been placed in service for U.S. federal income tax purposes. (s) The Borrower shall deliver to the Administrative Agent a duly executed contract for a five (5) year supply of Fuel (as defined in the Power Purchase Agreement) required for the Borrower to comply with its obligations under Section 10.1(c)(ix) of the Power Purchase Agreement with Air Products and Chemicals, Inc., Air Liquide, S.A., Linde plc or another gas provider acceptable to the Administrative Agent in its reasonable sole discretion. (t) Each of the representations and warranties made by the Borrower in, or pursuant to, the Loan Documents shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Availability Date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date ARTICLE IV REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants as follows: Section 4.01 Existence; Subsidiaries. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. The Borrower is in good standing and qualified to do business in each other jurisdiction where its ownership or lease of Property or conduct of its business requires such qualification except where such failure to comply could not reasonably be expected to result in a Material Adverse Change. As of the date hereof, the Borrower has no Subsidiaries.

53 US-DOCS\157730382.20 Section 4.02 Power; No Conflicts. The execution and delivery by the Borrower of the Loan Documents to which each such Person is a party, in accordance with their respective terms and the Advances hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (a) violate any Legal Requirement relating to the Borrower (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower (c) conflict with, result in a breach of or constitute a default under any material indenture, agreement, or other instrument to which the Borrower is a party or by which any of its properties may be bound, or any Governmental Approval relating to the Borrower or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Permitted Liens. The performance by the Borrower of the Loan Documents to which it is a party, in accordance with their respective terms and the transactions contemplated hereby or thereby (other than the Advances) do not and will not, by the passage of time, the giving of notice or otherwise, (a) violate any Legal Requirement relating to the Borrower except where such violation could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower, (c) conflict with, result in a breach of or constitute a default under any material indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except where such conflict, breach or default could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Permitted Liens. Section 4.03 Authorization and Approvals. No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance of the Loan Documents by the Borrower or the consummation of the transactions contemplated hereby or thereby, except for (a) the filing of UCC-1 financing statements in the appropriate state and county filing offices, (b) those consents and approvals that have been obtained or made on or prior to the date hereof and that are in full force and effect, (c) consents, authorizations, filings and notices set forth in Schedule 3.02 and (d) such consents, orders, authorizations, approvals, notices or filings required in connection with the operation of the business of the Borrower the failure to obtain of which could not reasonably be expected to result in a Material Adverse Change. Section 4.04 Enforceable Obligations. The Loan Documents have been duly executed and delivered by the Borrower. Each Loan Document is the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by any applicable Debtor Relief Laws. Section 4.05 Financial Condition and Financial Statements.

54 US-DOCS\157730382.20 (a) The Borrower has delivered to the Administrative Agent and the Lenders financial information delivered pursuant to Section 3.01. All financial statements delivered pursuant to Section 3.01 or Section 5.06 are (or will be when delivered) complete and correct in all material respects and fairly present in all material respects on a consolidated basis the assets, liabilities and financial position of Borrower as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements), in each case, in accordance with GAAP. (b) Since December 31, 2023, except as set forth on Schedule 3.01 or otherwise disclosed to the Administrative Agent no event or circumstance that has had or could reasonably be expected to cause a Material Adverse Change has occurred. Section 4.06 True and Complete Disclosure. All factual information (excluding estimates, projections, other projected financial information, forward looking statements and information of a general economic or industry nature) heretofore or contemporaneously furnished by or on behalf of Borrower in writing to any Lender or the Administrative Agent for purposes of or in connection with this Agreement, any other Loan Document or any transaction contemplated hereby or thereby is when taken as a whole and as modified or supplemented by other information so furnished, true and accurate in all material respects on the date as of which such information was or is dated or certified and did not or does not contain, when taken as a whole, any untrue statement of a material fact or omit, when taken as a whole, to state any material fact necessary to make the statements contained therein not misleading in any material respect at such time. All projections, estimates, and pro forma financial information furnished by the Borrower were prepared in good faith on the basis of the assumptions believed in good faith to be reasonable at the time made, which assumptions are believed to be reasonable in light of then existing conditions except that such financial projections and statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Lenders that projections are not to be viewed as facts or a guarantee of future performance, are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control and that the actual results during the period or periods covered by such projections may vary from such projections and such variations may be material). Section 4.07 Litigation; Compliance with Laws. (a) There is no pending or, to the knowledge of the Borrower, threatened in writing action or proceeding affecting the Borrower before any court, Governmental Authority or arbitrator which could reasonably be expected to cause a Material Adverse Change other than as set forth in Schedule 4.07 or which purports to affect the legality, validity, binding effect or enforceability of this Agreement or any other Loan Document. There is no pending or, to the knowledge of the Borrower, threatened in writing action or proceeding instituted against the Borrower which seeks to adjudicate the Borrower as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or

55 US-DOCS\157730382.20 composition of it or its debts under any Debtor Relief Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property. (b) The Borrower has complied in all respects with all statutes, rules, regulations, orders and restrictions of any Governmental Authority having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except where such failure to comply could not reasonably be expected to result in a Material Adverse Change. Section 4.08 Use of Proceeds. The proceeds of the Advances will be used by the Borrower for the purposes described in Section 5.09. The Borrower is not engaged principally or as one of its activities in the business of extending credit for the purpose of “buying” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U). No part of the proceeds of the Advances will be used for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X. Section 4.09 Investment Company Act. The Borrower is not a “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940) and the Borrower is not or after giving effect to the Advances will not be, subject to any other applicable Legal Requirement which limits its ability to incur or consummate the transactions contemplated hereby to the extent such limitations are applicable. Section 4.10 Taxes. (a) Reports and Payments. All federal income Returns and all other material Returns (as defined below in clause (b) of this Section) required to be filed by or on behalf of the Borrower has been duly filed on a timely basis or appropriate extensions have been obtained and such Returns are and will be true, complete and correct in all material respects; and all material Taxes required to be paid by Borrower that are payable with respect to the periods covered by such Returns or on subsequent assessments with respect thereto or otherwise have been paid in full on a timely basis, except in each case to the extent of Taxes that are being diligently contested in good faith and reserves have been made in accordance with GAAP. (b) Returns Definition. “Returns” in this Section 4.10 shall mean any U.S. federal, state, or local return, declaration of estimated Tax, or information statement relating to, filed, or required to be filed with a Governmental Authority in connection with, any Taxes, including any information return or report with respect to backup withholding. Section 4.11 ERISA and Employee Matters. Except for matters that could not reasonably be expected to result in a Material Adverse Change, the Borrower and each ERISA Affiliate have operated and administered all Employee Benefit Plans in compliance with all applicable laws. Neither the Borrower nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans,

56 US-DOCS\157730382.20 and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Borrower or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to Section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or Section 4068 of ERISA or by the granting of a security interest in connection with the amendment of an Employee Benefit Plan, other than such liabilities or Liens as would not be individually or in the aggregate reasonably be expected to result in a Material Adverse Change. The present value of the aggregate benefit liabilities under each of the Employee Benefit Plans (other than Multiemployer Plans), determined as of the end of such Employee Benefit Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Employee Benefit Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Employee Benefit Plan allocable to such benefit liabilities in an amount that would result in a Material Adverse Change. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in Section 3 of ERISA. The Borrower and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate would result in a Material Adverse Change. The expected postretirement benefit obligation (determined as of the last day of the Borrower’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Borrower would not result in a Material Adverse Change. Section 4.12 Condition and Maintenance of Property; Casualties. Borrower has good and indefeasible title to its properties or leases that individually or in the aggregate are material or are necessary to construct, operate or maintain the Project, free and clear of all Liens except for Permitted Liens. The material Properties used or to be used in the continuing operations of the Borrower are in good repair, working order and condition, normal wear and tear excepted. Section 4.13 Compliance with Agreements; No Defaults. (a) The Borrower is not in default in any material respect under or with respect to any contract, agreement, lease, or other instrument to which the Borrower is a party which is continuing and which, if not cured, could reasonably be expected to result in a Material Adverse Change. (b) No Event of Default has occurred and is continuing. Section 4.14 Environmental Condition. (a) Permits, Etc. As of the Availability Date, the Borrower (i) has obtained all Environmental Permits necessary for the ownership and operation of Properties and the conduct of business (ii) has at all times been and are in compliance with all terms and conditions of such

57 US-DOCS\157730382.20 Permits and with all other requirements of applicable Environmental Laws; (iii) has not received written notice of any violation or alleged violation of any Environmental Law or Permit; and (iv) is not subject to any actual, pending or to the Borrower’s knowledge, threatened Environmental Claim; except, in each case above, that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (b) Certain Liabilities. None of the owned or operated Property of the Borrower, (i) has been placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, which, individually or in the aggregate, has resulted in or could reasonably be expected to result in a Material Adverse Change; or (ii) has been the site of any Release of Hazardous Materials from present or past operations which has caused at the site or at any third-party site any condition that, individually or in the aggregate, has resulted in or could reasonably be expected to result in the need for Response that would cause a Material Adverse Change. (c) Certain Actions. Without limiting the foregoing, to the Borrower’s knowledge there are no facts, circumstances, conditions or occurrences with respect to either any Property owned, leased or operated by the Borrower or any business or activity conducted by the Borrower that could reasonably be expected to form the basis of an Environmental Claim under Environmental Laws that could reasonably be expected to result in a Material Adverse Change. Section 4.15 Permits, Licenses, Etc. Except as set forth on Schedule 4.15, the Borrower owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto required for the operations of the Borrower and the Project, that individually or in the aggregate are Material, without known conflict with the rights of others. The Borrower manages and operates its business in all material respects in accordance with all applicable material Legal Requirements and good industry practices. Section 4.16 [Reserved]. Section 4.17 [Reserved]. Section 4.18 Restriction on Liens. None of the Collateral is subject to any Lien other than Permitted Liens. The Borrower is not a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, that either restricts or purports to restrict its ability to grant Liens to secure the Obligations against its Properties that constitute Collateral. Section 4.19 Solvency. Before and after giving effect to the Advances, the Borrower is Solvent. Section 4.20 [Reserved].

58 US-DOCS\157730382.20 Section 4.21 Insurance. As of the Availability Date, Borrower has insurance as required under Section 5.02. Section 4.22 Anti-Corruption Laws; Sanctions; Patriot Act. None of (a) the Borrower or any of its directors, officers, employees or affiliates, or (b) to the knowledge of the Borrower, any agent or representative of the Borrower that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or currently the subject or target of any Sanctions or (ii) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws. The Borrower is compliance with Section 5.06(k). Section 4.23 [Reserved]. Section 4.24 [Reserved]. Section 4.25 Fiscal Year. The fiscal year of Borrower is January 1 through December 31. Section 4.26 Location of Business and Offices. The Borrower’s principal place of business and chief executive office is located at its address specified on Schedule 4.26 or at such other location as it may have, by proper written notice hereunder, advised the Administrative Agent. Section 4.27 [Reserved]. Section 4.28 Senior Debt Status. The Obligations of the Borrower under this Agreement and each of the other Loan Documents rank and shall continue to rank at least senior in priority of payment to all subordinated Indebtedness and all senior unsecured Indebtedness of the Borrower. Section 4.29 Security Instruments. The provisions of the Security Instruments are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties an Acceptable Security Interest on all right, title and interest of the Borrower in the Collateral described therein and, upon the filing of UCC financing statements in the applicable offices contemplated by the Security Instruments or the taking of such other actions as are specified in such Security Instruments, such Acceptable Security Interest will be perfected. Section 4.30 Energy Regulatory Status. (a) No later than the date the Project injects electric energy onto the Transmission System, the Borrower shall: (1) be a “public utility” under the FPA and shall have received authorization from FERC to sell energy, capacity and ancillary services at market based rates under Section 205 of the FPA (“MBR Authority”) and has been granted associated waivers from regulation and blanket authorizations typically granted to sellers of power at market based rates; and (2) have filed a notification of self-certification of EWG status with FERC.

59 US-DOCS\157730382.20 (b) The Pledgor is not subject to, or is exempt from, regulation under the FPA as a “public utility”. The Pledgor is a “holding company” under PUHCA solely with respect to its ownership of an EWG. Neither the Borrower nor the Pledgor is subject to regulation as a “public utility” or an “electrical corporation” or an “electric utility” or any equivalent entity under California laws and regulations governing such entities. (c) None of the Secured Parties or any Affiliate of such Persons will, solely as a result of the Borrower’s construction, ownership, leasing or operation of the Project, the sale of energy, capacity or ancillary services therefrom as contemplated in the Material Project Documents or the entering into a Material Project Document in respect of such Project, the borrowing of the Advances, the entering into of the Loan Documents by the Borrower or the Pledgor, or any transaction contemplated hereby or thereby, be subject to, or not exempt from, regulation under the FPA or PUHCA or under state laws and regulations respecting the rates or the financial or organizational regulation of electric utilities, except that (i) upon the exercise of certain remedies as provided for under the Loan Documents, a Secured Party or its Affiliate may be subject to regulation under the FPA or PUHCA, unless an exemption or exception applies and (ii) the exercise of any remedy provided for in any Loan Document by a Secured Party or its Affiliate or any of their respective successors or assigns may require prior FERC approval under Section 203 of the FPA. (d) Other than the receipt by the Borrower of MBR Authority (with associated waivers from regulation and blanket authorizations typically granted to sellers of power at market based rates) from FERC with respect to its future sales of energy and capacity at wholesale, the notice of self certification of EWG status, and filings, consents, orders or approvals that may be required by the Borrower to obtain and maintain its Interconnection Agreement, MBR Authority and associated waivers or authorizations, and EWG status, no filing with or consent, order or approval from FERC or CPUC is required to be made or obtained in order for the Borrower and the Pledgor to enter into the Loan Documents or for the ownership and operation of the Project and the sale of energy, capacity and/or ancillary services therefrom. Section 4.31 Material Project Documents. (a) Correct and complete copies of all Material Project Documents have been delivered to each Lender by the Borrower. (b) Each Material Project Document is an Effective Material Project Document (except such Material Project Document that has been terminated in accordance with its terms). (c) The rights granted to the Borrower pursuant to the Material Project Documents are sufficient in all material respects to enable the Project to be located, constructed, operated and routinely maintained as contemplated by the Loan Documents and Material Project Documents and provide adequate ingress and egress for any reasonable purpose in connection with the operation and maintenance of the Project.

60 US-DOCS\157730382.20 Section 4.32 Utilities. As of the Availability Date, all utility services necessary for the construction of the Project and the operation of the Project for its intended purpose are available at the Mortgaged Property or will be so available as and when required upon commercially reasonable terms. ARTICLE V AFFIRMATIVE COVENANTS So long as any Note or any amount (other than contingent indemnity obligations for which no claim has been made) under any Loan Document shall remain unpaid, the Borrower agrees, unless the Majority Lenders shall otherwise consent in writing, to comply with the following covenants. Section 5.01 Compliance with Laws, Etc. The Borrower shall comply, in all respects with all applicable Legal Requirements except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Without limiting the generality and coverage of the foregoing, the Borrower shall comply with all Environmental Laws and all laws, regulations, or directives with respect to equal employment opportunity and employee safety in all jurisdictions in which the Borrower does business except where failure to so comply could not reasonably be expected to individually result in liability in excess of $2,000,000 and could not reasonably be expected to result in the aggregate in a Material Adverse Change. Without limitation of the foregoing, the Borrower shall maintain and possess all authorizations, Permits, licenses, trademarks, trade names, rights and copyrights which are necessary or advisable to the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change. Section 5.02 Maintenance of Insurance. The Borrower shall procure and maintain or shall cause to be procured and maintained continuously in effect policies of insurance issued by companies, associations or organizations reasonably satisfactory to the Administrative Agent and in at least such amounts and covering such casualties, risks, perils, liabilities and other hazards that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Borrower and otherwise reasonably required by the Administrative Agent, including on all material property of the Borrower that is of an insurable character in at least the amounts and against at least such risks (but including in any event property/business interruption and casualty) as are set forth on Schedule 5.02 hereto, to the extent available on commercially reasonable terms (the “Required Insurance”). Section 5.03 Preservation of Corporate Existence, Etc. The Borrower shall preserve and maintain its corporate, partnership, or limited liability company existence, rights, franchises, and privileges, as applicable, in the jurisdiction of its organization. The Borrower shall qualify and remain qualified, as a foreign corporation, partnership, or limited liability company, as applicable, in each jurisdiction in which qualification is necessary or desirable in view of its business and

61 US-DOCS\157730382.20 operations or the ownership of its Properties except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Section 5.04 Payment of Taxes, Etc. The Borrower shall pay and discharge, before the same shall become delinquent, (a) all material Taxes, assessments, and governmental charges or levies imposed upon it or upon its income, profits, activities or Property, prior to the date on which penalties attach thereto and (b) all lawful claims that are material which, if unpaid, would by Legal Requirement become a Lien upon its Property; provided, however, that the Borrower shall not be required to pay or discharge any such Tax, assessment, charge, levy, or claim which is being diligently contested in good faith and by appropriate proceedings, and with respect to which adequate reserves in conformity with GAAP have been provided. Section 5.05 Visitation Rights; Periodic Meetings (a) After the Availability Date, and upon reasonable prior notice, the Borrower shall permit any Lender or any of their respective agents, advisors, or other representatives thereof, acting together, to visit the principal executive office of the Borrower, to discuss the affairs, finances and accounts of the Borrower with any of its officers or directors; provided that, unless an Event of Default has occurred and is continuing, the Borrower shall permit only one such inspection per year and (ii) the Borrower shall not be obligated to reimburse the expenses of any Lender in connection with such inspections. (b) After the Availability Date, if an Event of Default then exists, and at the expense of Borrower, the Borrower shall permit the Lender of their respective agents, advisors, or other representatives thereof, acting together, to visit the principal executive office or Properties of the Borrower, to examine all their books of account, records, reports or other papers, to make copies and extracts therefrom, and to discuss their affairs, finances and accounts with its officers or director and independent public accounts, all at such times and as often as may be reasonably requested. Notwithstanding the foregoing, the Borrower shall not be required to disclose to the Administrative Agent or any Lender, or any agents, advisors or other representatives thereof, any written material, (x) the disclosure of which would cause a breach of any confidentiality provision in the written agreement governing such material applicable to such Person, (y) which is the subject of attorney-client privilege or attorney’s work product privilege asserted by the applicable Person to prevent the loss of such privilege in connection with such information, or (z) which is a non-financial trade secret or other proprietary information. Section 5.06 Reporting Requirements. The Borrower shall furnish to the Administrative Agent: (a) Defaults. As soon as possible and in any event within three Business Days after (i) the occurrence of any Default known to any officer the Borrower which is continuing on the date of such statement, a statement of a Responsible Officer of the Borrower setting forth the details

62 US-DOCS\157730382.20 of such Default and the actions which the Borrower has taken and proposes to take with respect thereto; (b) Employee Benefits Matters. After the Availability Date, to the extent that it would reasonably be expected to result in a Material Adverse Change, promptly, and in any event within 5 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Borrower or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Employee Benefit Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, and Employee Benefit Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or (iii) any event, transaction or condition that could result in the incurrence of any liability by the Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Change. (c) Environmental Notices. Promptly upon, and in any event no later than 10 days after (or such longer period as the Administrative Agent may agree in its sole discretion), the receipt thereof, or the acquisition of knowledge thereof, by the Borrower, a copy of any form of request, claim, complaint, order, notice, summons or citation received from any Governmental Authority or any other Person, concerning (i) violations or alleged violations of Environmental Laws, which seeks to impose liability or corrective action or other obligations therefore in excess of $2,000,000 or which could otherwise reasonably be expected to cause a Material Adverse Change, (ii) any action or omission on the part of the Borrower in connection with Hazardous Materials which could reasonably result in the imposition of liability in excess of $2,000,000 or that could otherwise reasonably be expected to cause a Material Adverse Change or requiring that action be taken to respond to or clean up a Release of Hazardous Materials into the Environment and such action or clean-up could reasonably be expected to exceed $2,000,000 or could reasonably be expected to cause a Material Adverse Change, including without limitation any information request related to, or notice of, potential responsibility under CERCLA, or (iii) the filing of a Lien in connection with obligations arising under Environmental Laws upon, against or in connection with the Borrower, or any of its Collateral, wherever located, the value of which Lien could reasonably be expected to exceed $2,000,000; (d) Other Governmental Notices. Promptly and in any event within 10 days after receipt thereof by the Borrower (or by such later date as the Administrative Agent may agree to in its sole discretion), a copy of any notice, summons, citation, or proceeding seeking to modify

63 US-DOCS\157730382.20 in any material respect, revoke, or suspend any material contract, license, permit or agreement with any Governmental Authority, in each case that could reasonably be expected to result in a Material Adverse Change; (e) Material Changes. Prompt written notice and in any event within 10 days of any condition or event of which the Borrower has knowledge, which condition or event has resulted or could reasonably be expected to result in a Material Adverse Change; (f) Disputes, Etc. Prompt written notice of (i) any claims, legal or arbitration proceedings, proceedings before any Governmental Authority, or disputes pending, or to the knowledge of the Borrower threatened in writing, or affecting the Borrower which, if adversely determined, could result in a liability to the Borrower in an amount in excess of $2,000,000 or that could otherwise result in a cost, expense or loss to the Borrower in excess of $2,000,000, or any material labor controversy of which the Borrower has knowledge resulting in or reasonably considered to be likely to result in a strike against the Borrower and (ii) any claim, judgment, Lien or other encumbrance (other than a Permitted Lien) affecting the Collateral if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $2,000,000; (g) Material Project Documents. Promptly and in any event within 5 Business Days after receipt thereof by the Borrower (or by such later date as the Administrative Agent may agree to in its sole discretion), (i) the delivery or receipt of any notice pursuant to any Material Project Document that could reasonably be expected to have a Material Adverse Change, (ii) any termination or material amendment, modification or waiver of any Material Project Document or (iii) any material breach or default under any Material Project Document (such notice to be provided no later than five Business Days after the receipt by the Borrower of any notice of such material breach or default of a Material Project Document by a party thereto); or (iv) any event of force majeure asserted under any Material Project Document which exists for more than 10 consecutive days; (h) Tax Credit Transfer Documents. Promptly after the Tax Credit Transfer Agreement Signing Date, copies of the Tax Credit Transfer Documents. (i) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any material written statement, report or notice furnished to any lender, agent or trustee by the Borrower pursuant to the terms of indenture, loan or credit or other similar agreement, with respect to Indebtedness in excess of $2,000,000 (other than this Agreement) and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 5.06 or not otherwise publicly filed; (j) [Reserved]. (k) USA Patriot Act. Promptly, following a request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing

64 US-DOCS\157730382.20 obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; (l) Responsible Officers. Promptly thereafter, but only to the extent the Borrower is not otherwise required to disclose such information in a filing with the SEC, written notices to the Administrative Agent of the departure or employment of any chief executive officer, chief financial officers, treasurer, president or other executive officer of the Borrower; and (m) [Reserved] (n) Other Information. Such other information respecting the business or Properties, or the condition or operations, financial or otherwise, of the Borrower, as the Administrative Agent may from time to time reasonably request. Section 5.07 Maintenance of Property. The Borrower shall, maintain their owned, leased or operated material Property in good condition and repair, normal wear and tear excepted, so that the business carried on in connection therewith may be properly conducted in all material respects at all times; provided that this Section 5.07 shall not prevent the Borrower from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business or the Borrower has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change. Section 5.08 [Reserved]. Section 5.09 Use of Proceeds. The Borrower shall use the proceeds of the Advances to (a) fund the Blocked Account, (b) from and after the Availability Date, (i) pay costs of the Project and (ii) for working capital and other general corporate purposes of the Borrower (other than for any Investment or Restricted Payment) and (c) to pay the fees, costs and expenses incurred in connection with the Loan Documents and the other transactions contemplated hereby and thereby. Section 5.10 [Reserved]. Section 5.11 Further Assurances. (a) The Borrower hereby authorizes the Administrative Agent to file any financing statements without the signature of the Borrower to the extent permitted by applicable Legal Requirement in order to perfect or maintain the perfection of any security interest granted under any of the Loan Documents. The Borrower at its expense will promptly execute and deliver to the Administrative Agent upon its reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements in the Security Instruments and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or

65 US-DOCS\157730382.20 to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral. (b) After the Availability Date, with respect to any fee or leasehold interest in any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Closing Date by the Borrower, the Borrower shall promptly (i) execute and deliver a mortgage or deed of trust, as applicable, (or an amendment to the existing Mortgage) in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property and (ii) if requested by the Collateral Agent (acting at the direction of the Majority Lenders), deliver to the Secured Parties title insurance, surveys, consents, estoppels and legal opinions with respect to such after acquired property in form and scope substantially reasonably satisfactory to the Majority Lenders with respect to the Mortgage or the Mortgaged Properties. Section 5.12 Post-Closing Obligation. By 4:30 p.m. (New York City time) on April 1, 2025, the Borrower shall have filed its Form 10-K for the 2024 fiscal year with the SEC, which shall include the consolidated balance sheet of Sponsor and its subsidiaries as at the end of the fiscal year ending December 31, 2024, and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year (the “2024 Financials”), all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of BDO USA, P.C., which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern”, “material weakness” or like qualification or exception or any qualification or exception as to the scope of such audit. Section 5.13 Anti-Corruption Laws; Sanctions. The Borrower shall, maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 5.14 Environmental Matters. The Borrower shall, establish and implement commercially reasonable measures as may be reasonably necessary to ensure that, except as could not reasonably be expected to have a Material Adverse Change: (a) all Property of the Borrower and the operations conducted thereon and other activities of the Borrower is in compliance with applicable Environmental Laws, (b) all Hazardous Materials or solid wastes generated in connection with their operations are disposed of or otherwise handled in compliance with applicable Environmental Laws, (c) no Hazardous Materials will be Released on, at or from any of their owned or leased Property, other than permitted Releases and Releases in a quantity which does not either require reporting or result in imposition of liability under CERCLA or other applicable Environmental Law, and (d) no Hazardous Materials or solid wastes are Released on, at or from any such Property so as to pose an imminent and substantial endangerment to public health, safety or welfare or the Environment.

66 US-DOCS\157730382.20 ARTICLE VI NEGATIVE COVENANTS So long as any Obligations (other than contingent indemnity obligations for which no claim has been made) under any Loan Document shall remain unpaid, the Borrower agrees, unless the Majority Lenders otherwise consent in writing, to comply with the following covenants. Section 6.01 Liens, Etc. The Borrower shall not create, assume, incur, or suffer to exist, any Lien on or in respect of any of its Property (including any right to receive income) whether now owned or hereafter acquired, except that the Borrower may create, incur, assume, or suffer to exist: (a) Liens granted pursuant to the Security Instruments and securing the Obligations; (b) Liens on equipment, fixtures and other personal Property securing Indebtedness permitted under Section 6.02(c); provided that (i) such Liens shall be created substantially simultaneously with the acquisition, repair, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original price for the purchase, repair improvement or lease amount (as applicable) of such Property at the time of purchase, repair, improvement or lease (as applicable) together with any financing for interest thereon; (c) Liens for Taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet delinquent or as to which the period of grace (not to exceed 90 days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; (d) the claims of materialmen, mechanics, carriers, warehousemen, processors, repairmen, suppliers, workers, or landlords for labor, materials, supplies, rentals or other like claims incurred in the ordinary course of business, which (i) are not overdue for a period of more than the longer of 90 days or the grace period therefor, or if overdue for more than such period, no action has been taken to enforce such Liens, (ii) to the extent overdue, such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP or (iii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Borrower; (e) royalties, overriding royalties, net profits interests, production payments, reversionary interests, calls on production, preferential purchase rights and other burdens on or deductions from the proceeds of production, that do not secure Indebtedness and that are taken into account in computing the net revenue interests and working interests of the Borrower;

67 US-DOCS\157730382.20 (f) deposits or pledges of cash or cash equivalents made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, old age pension or public liability obligations, statutory obligations, regulatory obligations, surety and appeal bonds (other than bonds related to judgments or litigation), government contracts, performance and return of money bonds, and bids and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof; (g) [Reserved]; (h) [Reserved]; (i) Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to Operating Leases entered into in the ordinary course of business of the Borrower; (j) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4- 210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set- off and recoupment with respect to any Deposit Account of the Borrower; (k) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or materially detract from the value of the relevant assets of the Borrower or (ii) secure any Indebtedness; (l) Liens securing judgments for the payment of money not constituting an Event of Default; (m) [Reserved]; (n) licenses of intellectual property, none of which, in the aggregate, interfere in any material respect with the business of the Borrower or materially detract from the value of the relevant assets of the Borrower; (o) Liens on cash or cash equivalents in favor of any commercial bank to secure any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with (i) commercial credit cards, (ii) stored value cards and (iii) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services);

68 US-DOCS\157730382.20 (p) [Reserved] (q) Liens securing obligations under Hedge Contracts entered into in compliance with Section 6.15 (r) servitudes, easements, rights-of-way, restrictions, encroachments, overlapping of improvements, strips, gores, gaps or breaks in contiguity, minor defects or irregularities in title and such other encumbrances or charges against real property or interests therein as of a similar nature which do not in any material way interfere with the value or use thereof for the Borrower’s business; (s) the terms and provisions of any Material Project Document; and (t) as set forth on Schedule PL. Section 6.02 Indebtedness, Guarantees, and Other Obligations. The Borrower shall not, create, assume, suffer to exist, or in any manner become or be liable in respect of, any Indebtedness except: (a) the Obligations; (b) trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of the Borrower’s business operation so long as such trade accounts payable are payable within 60 days of the date the respective goods are delivered or the respective services are rendered and are not more than 60 days past due; (c) [reserved]; (d) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, self-insurance obligations, and bankers’ acceptances, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (e) [reserved]; (f) Indebtedness incurred by the Borrower arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument inadvertently drawn against insufficient funds in the ordinary course of business, so long as such indebtedness is covered within 5 Business Days; (g) Indebtedness under Hedge Contracts entered into in compliance with Section 6.15; (h) endorsements of negotiable instruments for collection in the ordinary course of business;

69 US-DOCS\157730382.20 (i) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management, including any Treasury Management Arrangement and other similar arrangements consisting of netting arrangements and overdraft protections incurred in the ordinary course of business and not in excess of $1,000,000 in the aggregate at any time outstanding; (j) Indebtedness consisting of obligations arising in the ordinary course of business; (k) any Indebtedness pursuant to, including contingent obligations arising from indemnities provided under, the Loan Documents and the Material Project Documents; (l) Permitted Refinancing Debt incurred in exchange for or proceeds of which are used to extend, refinance, renew, replace, defease, discharge, refund, or otherwise retire for value, in whole or in part, any Indebtedness otherwise permitted by this Section 6.02; (m) [reserved]; (n) [reserved]; and (o) Indebtedness consisting of guarantees, indemnification obligations, adjustments of purchase prices or similar obligations provided in the ordinary course of business, including guarantees of any of the foregoing clauses. Section 6.03 Agreements Restricting Liens and Distributions. The Borrower shall not, create, incur, assume or permit to exist any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of the Collateral, in favor of the Collateral Agent to secure the Obligations; provided, that the foregoing shall not apply to: (a) restrictions in this Agreement or any other Loan Document, (b) [reserved], (c) customary restrictions imposed on the granting, conveying, creation or imposition of any Lien on any Property of the Borrower imposed by any contract, agreement or understanding related to the Indebtedness permitted pursuant to Section 6.02, (d) customary restrictions and conditions with respect to the sale or disposition of Property or Equity Interests permitted hereunder pending the consummation of such sale or disposition, (e) customary restrictions imposed on the granting, conveying, creation or imposition of any Lien found in any lease, license or similar contract as they affect any Property or Lien subject to such lease, license or contract, (f) customary prohibitions on assignment of rights contained in software license agreements, (g) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower, and (h) prohibitions or restrictions in joint venture agreements or agreements entered into in connection with joint ventures with respect to the transfer of, or the making of dividends or distributions with respect to, Equity Interests in any joint venture, or with respect to the transfer of or other encumbrance with respect to Property that is the subject of any joint venture or agreements entered into in connection therewith. Section 6.04 Merger or Consolidation; Asset Sales. The Borrower shall not

70 US-DOCS\157730382.20 (a) dissolve; (b) merge or consolidate with or into any other Person; (c) Dispose of any property that is material to the Project as determined by the Administrative Agent: (i) the sale of inventory, the use of cash, and the liquidation of Liquid Investments, in each case, in the ordinary course of business; (ii) the Disposition of equipment that is (A) obsolete or worn out and Disposed of in the ordinary course of business, (B) no longer necessary for the business of such Person or (C) contemporaneously replaced by equipment of at least comparable value and use; (iii) [reserved]; (iv) [reserved]; (v) Casualty Events and Dispositions constituting Liens permitted under Section 6.01, Restricted Payments permitted under Section 6.05 and Investments permitted under Section 6.06; (vi) licenses of intellectual property, none of which, in the aggregate, materially impair the operation of the business of the Borrower; and (vii) the abandonment of intellectual property that is no longer material to the operation of the business of the Borrower. Section 6.05 Restricted Payments. The Borrower shall not make any Restricted Payments other than: (a) [Reserved]; (b) Solely after the Availability Date, Permitted Tax Distributions; (c) the Borrower may, so long as no Event of Default has occurred and is continuing, purchase the Equity Interests of the Borrower owned by future, present or former officers, directors, employees or consultants of the Borrower or make payments to employees of the Borrower upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity-based incentives pursuant to management incentive plans or other similar agreements or in connection with the death or disability of such employees, in an aggregate amount not to exceed $2,000,000 in any calendar year; provided, that the cancellation of Indebtedness owed to the Borrower by any future, present or former member

71 US-DOCS\157730382.20 of management, director, employee or consultant of the Borrower, and borrowed to finance such person's non-cash purchase of the Equity Interests of the Borrower, which cancellation serves as consideration for the repurchase from any such person of such Equity Interests, will not be deemed to constitute a Restricted Payment for purposes of this Section 6.05 or any other provision of this Agreement; (d) repurchases of Equity Interests in the Borrower deemed to occur upon exercise of stock options or warrants or similar rights if such Equity Interests represents a portion of the exercise price of such options or warrants or similar rights shall be permitted (as long as the Borrower makes no payment in connection therewith that is not otherwise permitted hereunder); or (e) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Equity Interests made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of the Borrower or a substantially concurrent contribution to the equity of the Borrower, in each case, occurring after the date of this Agreement. Section 6.06 Investments. The Borrower shall not, , make or permit to exist any Investments or purchase or commit to purchase any Equity Interests or other securities or evidences of indebtedness of or interests in any Person, except: (a) Liquid Investments; (b) trade and customer accounts receivable arising in the ordinary course of business; (c) [reserved]; (d) [reserved]; (e) Investments consisting of any deferred portion of the sales price received by the Borrower or any other Investment received as consideration in connection with any sale of assets permitted hereunder; (f) [reserved]; (g) Hedge Contracts to the extent permitted under Section 6.15; (h) [reserved]; (i) Investments existing as of the Closing Date and specified in Schedule 6.06;

72 US-DOCS\157730382.20 (j) Investments not otherwise permitted under this Section 6.06 so long as the aggregate amount of the Investments permitted under this clause (j) shall not exceed $5,000,000; (k) [reserved]; and (l) Investments received in consideration of Dispositions of Property permitted under Section 6.04. Notwithstanding the foregoing, the Borrower shall not create, form or acquire any Subsidiary (of any percentage of legal, beneficial or record ownership) or enter into any partnership or joint venture. Section 6.07 [Reserved] Section 6.08 Affiliate Transactions. The Borrower shall not, directly or indirectly, enter into or permit to exist any transaction or series of transactions (including, but not limited to, the purchase, sale, lease or exchange of Property, the making of any Investment, the giving of any guaranty, the assumption of any obligation or the rendering of any service) with any of their Affiliates (each, an “Affiliate Transaction”), unless the Affiliate Transaction is on terms that are no less favorable (taken as a whole) to the Borrower than those that could have been obtained in a comparable arm’s length transaction with a Person that is not such an Affiliate or, if in the good faith judgment of the Borrower, no comparable transaction is available with which to compare such Affiliate Transaction, such Affiliate Transaction is otherwise fair to the Borrower from a financial point of view; provided, however, the foregoing provisions of this Section 6.08 shall not apply to: (a) as set forth on Schedule 6.08; (b) the performance of employment, equity award, equity option or equity appreciation agreements, plans or other similar compensation or benefit plans or arrangements (including vacation plans, health and insurance plans, deferred compensation plans and retirement or savings plans) entered into by the Borrower in the ordinary course of its business with its or for the benefit of is employees, officers and directors; (c) fees and compensation to, and indemnity provided on behalf of, officers, directors, and employees of the Borrower in its capacity as such, to the extent such fees and compensation are customary; (d) Restricted Payments permitted hereunder; (e) any issuance of Equity Interests (other than Disqualified Equity Interests) to the Borrower; and any transactions with the Borrower effected pursuant to the terms of the Loan Documents;

73 US-DOCS\157730382.20 (f) [reserved]; (g) [reserved]; (h) [reserved]; and (i) transactions in which the Borrower delivers to the Administrative Agent a letter from an independent accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to the Borrower from a financial point of view or meets the requirements of the first paragraph of this Section 6.08. Section 6.09 Compliance with ERISA. To the extent it could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, the Borrower shall not directly or indirectly (a) engage in any transaction in connection with which any Loan Party or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code; (b) terminate, or permit any ERISA Affiliate to terminate, any Pension Plan in a manner, or take any other action with respect to any Pension Plan, which could result in any liability to any Loan Party or any ERISA Affiliate to the PBGC; (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Pension Plan, agreement relating thereto or applicable law, any Loan Party or any ERISA Affiliate is required to pay as contributions thereto; (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any unpaid minimum required contribution within the meaning of Sections 302 and 303 of ERISA or Sections 412 and 430 of the Code, whether or not waived, with respect to any Pension Plan; or (e) incur, or permit any ERISA Affiliate to incur, a liability to or on account of an Employee Benefit Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA. Section 6.10 Sale and Leaseback. The Borrower shall not sell or transfer to a Person any Property, whether now owned or hereafter acquired, if at the time or thereafter shall lease as lessee such Property or any part thereof or other Property which the Borrower thereof intends to use for substantially the same purpose as the Property sold or transferred. Section 6.11 Change of Business; Foreign Operations. The Borrower shall not (a) materially change the character of its business, taken as a whole, from the business in which the Borrower is engaged on the Closing Date or (b) operate any business in any jurisdiction other than the United States (but not the offshore federal waters of the United States). Section 6.12 Name Change. The Borrower shall not, amend its name or change its jurisdiction of incorporation, organization or formation without (a) providing written notice to the Administrative Agent no later than five (5) Business Days after such change and (b) taking all actions reasonably required by the Administrative Agent or the Collateral Agent to maintain an Acceptable Security Interest in all of the Collateral. Section 6.13 Use of Proceeds.

74 US-DOCS\157730382.20 (a) The Borrower shall not, permit the proceeds of any Advance to be used for any purpose other than those permitted by Section 5.09. The Borrower shall not engage in the business of extending credit for the purpose of “buying” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U). Neither the Borrower, nor any Person acting on behalf of the Borrower has taken or shall take, any action which might cause any Commitments or Advances hereunder to violate Regulation T, U or X or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect, including without limitation, the use of the proceeds of any Advance in any manner that would be in violation of or inconsistent with Regulation T, U or X. (b) The Borrower shall not request any Advance, and the Borrower shall not use, its directors, officers, employees and agents shall not use, directly or indirectly, the proceeds of any Advance (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti- Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 6.14 [Reserved]. Section 6.15 Hedging Limitations. The Borrower shall not enter into any Hedge Contract (or any trade or transaction thereunder) except for the Hedge Contracts entered into in the ordinary course of business and not for speculative purposes. Section 6.16 Fiscal Year; Fiscal Quarter. The Borrower shall not, change its fiscal year or any of its fiscal quarters without 5 Business Days notice to the Administrative Agent. Section 6.17 [Reserved]. Section 6.18 [Reserved]. [Reserved]. Section 6.20 Environmental Matters. The Borrower shall not, cause or permit any of its Property to be in violation of, or cause or permit a Release of Hazardous Materials which will subject Borrower, or any such Property to any liability or Response or remedial obligations required under, any Environmental Laws where such violations or Response or remedial obligations could in the aggregate reasonably be expected to result in a Material Adverse Change. Section 6.21 [Reserved]. Section 6.22 [Reserved] Section 6.23 Limitation on Amendments to the Material Project Documents, Organizational Documents and Tax Credit Transfer Documents.

75 US-DOCS\157730382.20 (a) The Borrower shall not amend or otherwise modify, in any material or adverse respect, or grant any material or adverse waiver or consent under, any Material Project Document without the consent of the Majority Lenders (in consultation with the Independent Engineer), other than the PPA Amendment. (b) The Borrower shall not amend, supplement or otherwise modify (pursuant to a waiver or otherwise) its organizational documents, including the separateness provisions thereof, or permit or suffer to exist any amendment or modification of any of its organizational documents unless any such amendment or modification (1) does not adversely affect any material rights or remedies of any of the parties under any Material Project Document and (2) could not otherwise reasonably be expected to have a Material Adverse Change. (c) The Borrower shall not amend or otherwise modify, in any material or adverse respect, or grant any material or adverse waiver or consent under, any Tax Credit Transfer Document without the consent of the Majority Lenders. ARTICLE VII EVENTS OF DEFAULT; REMEDIES Section 7.01 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under any Loan Document: (a) Payment. The Borrower shall (i) fail to pay when due any principal payable hereunder or (ii) fail to pay, within 5 Business Days of when due, any interest or other amounts (including fees, reimbursements, and indemnifications) payable hereunder, under the Notes, or under any other Loan Document; (b) Representation and Warranties. Any representation or warranty made or deemed to be made by the Borrower thereof (or any of its officers) in this Agreement or in any other Loan Document shall prove to have been incorrect in any material respect (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) when made or deemed to be made; provided that, (i) if the fact, event or circumstance resulting in such false or incorrect representation or warranty is capable of being cured, corrected or otherwise remedied, (ii) such fact, event or circumstance resulting in such false or incorrect representation or warranty shall have been cured, corrected or otherwise remedied within 30 days from the date on which the Borrower first obtains knowledge thereof and (iii) such representation or warranty (as cured, corrected or remedied) could not reasonably be expected to result in a Material Adverse Change during the pendency of such cure period, then such false or incorrect representation or warranty shall not constitute an Event of Default hereunder; (c) Covenant Breaches. The Borrower shall fail to (i) perform or observe any covenant contained in Section 5.03 (solely with respect to the Borrower’s existence), Section 5.09, Section 5.12 or Article VI of this Agreement or (ii) fail to perform or observe any other term or covenant

76 US-DOCS\157730382.20 set forth in this Agreement or in any other Loan Document which is not covered by clause (i) above if such failure shall remain unremedied for 30 days after the earlier to occur of (x) the date on which the Borrower thereof obtains knowledge of such breach or failure and (y) the date on which the Administrative Agent notifies the Borrower of the occurrence of such breach or failure; (d) Cross-Default. (i) The Borrower shall fail to pay any principal of or premium or interest on its Indebtedness that is outstanding in a principal amount of at least $2,000,000 individually or when aggregated with all such Indebtedness of the Borrower so in default when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to Indebtedness (including, without limitation, any event of default or termination event under any Hedge Contract) that is outstanding in a principal amount (or termination payment amount or similar amount) of at least $2,000,000 individually or when aggregated with all such Indebtedness of the Borrower so in default, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (iii) any such Indebtedness in a principal amount of at least $2,000,000 individually or when aggregated with all such Indebtedness of the Borrower shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or as a result of a Disposition permitted by this Agreement), prior to the stated maturity thereof; provided that, for purposes of this subsection 7.01(d), the “principal amount” of the obligations in respect of any Hedge Contract at any time shall be Hedge Termination Value thereof; (e) Insolvency. The Borrower, Sponsor or Pledgor shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower, Sponsor or Pledgor seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against the Borrower, Sponsor or Pledgor either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or the Borrower, Sponsor or Pledgor shall take any corporate, limited liability company, or partnership, as applicable, action to authorize any of the actions set forth above in this paragraph (e); (f) Judgments. Any judgment or order for the payment of money in excess of $2,000,000 shall be rendered against the Borrower (to the extent not paid or covered by insurance) and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which such

77 US-DOCS\157730382.20 judgment or order shall not be vacated, discharged or bonded or a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; (g) Employee Benefits Matters. If (i) the Borrower shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans or (ii) the Borrower establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Borrower thereunder; and any such event or events described in clauses (i) or (ii) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Change. (h) Change in Control. A Change in Control shall have occurred; (i) Loan Documents. Any material provision of any Loan Document shall for any reason cease to be in full force and effect or valid, binding, or enforceable (other than in accordance with its terms) on the Borrower or any such Person shall so state in writing; (j) Security Instruments. (i) The Collateral Agent shall fail to have an Acceptable Security Interest in a material portion of the Collateral to the extent required by Section 5.08, or (ii) any Security Instrument shall, at any time and for any reason, cease to create the Lien on the Property purported to be subject to such agreement, and such Property constitutes a material portion of the Collateral, in accordance with the terms of such agreement, or shall cease to be in full force and effect, or shall be contested by the Borrower or any Guarantor; (k) Permits. Any Applicable Permit necessary for the construction or operation of any Project shall be modified in an adverse manner, revoked, suspended, terminated, non renewed, or cancelled by the issuing agency or other Governmental Authority having jurisdiction or the Borrower shall fail to obtain, renew, maintain or comply in all respects with any Applicable Permit, as applicable, if such event, together with all such other events, could reasonably be expected to result in a Material Adverse Change provided that an Event of Default with respect to an Applicable Permit shall not be deemed to have occurred if such Applicable Permit has been renewed, issued or replaced within thirty (30) days of the occurrence of a Default under this Section by a replacement Applicable Permit in form and substance reasonably acceptable to the Majority Lenders, so long as no Material Adverse Change shall have occurred during such 30 day period; provided, further, that so long as the Borrower is proceeding with all requisite diligence and in good faith to obtain such replacement Applicable Permit, then such 30-day period shall be extended to such date, not to exceed a total of 15 days after the end of the initial 30-day period (for a total of forty five (45) days), as shall be necessary for the Borrower to obtain such replacement Applicable Permit; provided, further, that so long as the Borrower has applied for and is diligently pursuing renewal of the Applicable Permit in good faith and is operating under an existing version of the same Applicable Permit, whether active or expired, for the duration that the renewal application is pending before the relevant Governmental Authority pursuant to any permit shield provisions available under applicable Environmental Laws, then such 30-day period or 45-day

78 US-DOCS\157730382.20 period, as applicable, shall be extended to the full duration allowed under any such applicable permit shield provisions; (l) The Borrower or any other party thereto shall breach or be in default under any material term, condition, provision, covenant, representation or warranty contained in any Material Project Document (including, for the avoidance of doubt, warranty obligations) and the effect of such breach or default could be reasonably expected to have a Material Adverse Change on the Borrower or the relevant Project and any applicable grace or cure period with respect to such breach or default under such Material Project Document has expired; or (m) (1) The Power Purchaser or, prior to the Substantial Completion Date (as such term is defined in the EPC Contract) with respect to the EPC Contract, the EPC Contractor shall have suffered a continuing Bankruptcy Event; provided that such Event of Default shall not be deemed to have occurred if the Borrower has replaced the applicable Material Project Document with any such Person within forty-five (45) days of the occurrence of the Bankruptcy Event, with an Additional Project Document or other agreement that is in form and substance reasonably acceptable to the Majority Lenders (such acceptance not to be unreasonably withheld or delayed); or (n) Any Material Project Document shall cease for any reason to be in full force and effect unless terminated in accordance with its terms and not as a result of a default thereunder; provided that such Event of Default shall not be deemed to have occurred if such Material Project Document, within thirty (30) days of such termination, has been replaced with an Additional Project Document; or (o) an Event of Abandonment has occurred; (p) an Event of Taking has occurred with respect to a material portion of the Borrower’s property and such Event of Taking could reasonably be expected to result in a Material Adverse Change; (q) the Project shall not have achieved Substantial Completion (as defined in the EPC Contract) by September 1, 2025; or (r) The report and opinion of BDO USA, P.C., with respect to the 2024 Financials shall be subject to a “going concern”, “material weakness” or like qualification or exception. Section 7.02 Remedies upon Default. If any Event of Default (other than an Event of Default described in Section 7.01(e)) exists, the Administrative Agent and/or the Collateral Agent, as applicable, may (with the consent of the Majority Lenders) and shall (upon written direction of Majority Lenders) do any one or more of the following from time to time:

79 US-DOCS\157730382.20 (a) declare any Obligations immediately due and payable (an “acceleration”), whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower to the fullest extent permitted by law; (b) if an Event of Default described in Section 7.01(e) occurs and is continuing, any Obligations will become immediately due and payable without any further action or notice on the part of the Administrative Agent or any Lenders; and (c) exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Borrower to assemble Collateral, at the Borrower’s expense, and make it available to the Collateral Agent at a place designated by the Collateral Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by the Borrower, the Borrower agrees not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by applicable Legal Requirement, in lots or in bulk, at such locations, all as the Collateral Agent, in its discretion, deems advisable. The Borrower agrees that 10 days’ notice of any proposed sale or other disposition of Collateral by Collateral Agent shall be reasonable, and that any sale conducted on the internet or to a licensor of intellectual property shall be commercially reasonable. Collateral Agent may conduct sales on the Borrower’s premises, without charge, and any sale may be adjourned from time to time in accordance with applicable Legal Requirements. Each of the Administrative Agent and the Collateral Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and each of the Administrative Agent and the Collateral Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and set off the amount of such price against the Obligations. Section 7.03 [Reserved]. Section 7.04 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Legal Requirement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Administrative Agent, the Collateral Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document and owing to the Administrative Agent, such Lender, the Collateral Agent or such Affiliate, irrespective of whether or not the Administrative Agent, such Lender, the Collateral Agent or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of

80 US-DOCS\157730382.20 the Administrative Agent, such Lender, the Collateral Agent or such Affiliate different from the branch or office holding such deposit or obligated on such obligations. Each of the Lender Parties agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender, the Collateral Agent and their respective Affiliates under this Section 7.04 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, the Collateral Agent or their respective Affiliates may have. Section 7.05 Non-exclusivity of Remedies. No right, power, or remedy conferred to any Lender Party in this Agreement or the Loan Documents, or now or hereafter existing at law, in equity, by statute, or otherwise shall be exclusive, and each such right, power, or remedy shall to the full extent permitted by law be cumulative and in addition to every other such right, power or remedy. No course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender Party in this Agreement and the Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy. Any Lender Party may cure any Event of Default without waiving the Event of Default. No notice to or demand upon the Borrower shall entitle the Borrower to similar notices or demands in the future. Section 7.06 Application of Proceeds. (a) Prior to an Event of Default, all payments made hereunder shall be applied by the Administrative Agent as directed by the Borrower, but subject to the terms of this Agreement, including the application of prepayments according to Section 2.04 and Section 2.12. From and during the continuance of any Event of Default, any monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document (other than as a result of the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower which secures any of the Obligations), shall be applied as determined by the Administrative Agent, but subject to the terms of this Agreement, including the application of prepayments according to Section 2.04 and Section 2.12. (b) Notwithstanding the foregoing, in the event that the Obligations have been accelerated pursuant to Section 7.02 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or in any other Loan Document, all monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document as a result of the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower which secures any of the Obligations, shall be applied in accordance with Section 2.12 and otherwise in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such and the Collateral Agent in its capacity as such, ratably among the Administrative Agent

81 US-DOCS\157730382.20 and Collateral Agent in proportion to the respective amounts described in this clause First payable to them; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Advances and all other payment obligations constituting Obligations (other than Obligations entitled to priority under clauses First, Second and Third clauses above), ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Legal Requirements. ARTICLE VIII THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT Section 8.01 Appointment and Authority. Each Lender hereby irrevocably (a) appoints Jefferies Finance LLC to act on its behalf as the Administrative Agent and the Collateral Agent hereunder and under the other Loan Documents, and (b) authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and/or the Collateral Agent, as applicable, by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VIII are solely for the benefit of the Lender Parties, and the Borrower shall not have rights as a third party beneficiary of any of such provisions, other than the rights expressly provided to the Borrower under Section 8.06(a) and Section 8.11(b). It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to the Administrative Agent and/or the Collateral Agent, as applicable, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Legal Requirement. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 8.02 Rights as a Lender. The Person serving as the Administrative Agent or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Collateral Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated

82 US-DOCS\157730382.20 or unless the context otherwise requires, include the Person serving as the Administrative Agent or Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any other Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or Collateral Agent hereunder and without any duty to account therefor to the Lenders. Jefferies Finance LLC (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from the Borrower or any Affiliate of the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders. Section 8.03 Exculpatory Provisions. Each of the Administrative Agent and the Collateral Agent (which terms as used in this Section 8.03 shall include each of their Related Parties) shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, each of the Administrative Agent and the Collateral Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or Collateral Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders or Secured Parties as shall be expressly provided for herein or in the other Loan Documents), provided that neither the Administrative Agent nor the Collateral Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or Collateral Agent to liability or that is contrary to any Loan Document or applicable Legal Requirement, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower or any of its respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or the Collateral Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders or Secured Parties as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.03 and 7.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be

83 US-DOCS\157730382.20 deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or the Collateral Agent. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall (subject to Section 9.03) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action) with respect to such Default as it shall deem advisable in the best interest of the Lender Parties. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation (whether written or oral) made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the value, validity, enforceability, effectiveness, sufficiency or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the inspection of, or to inspect, the Property (including the books and records) of the Borrower, (vi) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vii) any litigation or collection proceedings (or to initiate or conduct any such litigation or proceedings) under any Loan Document unless requested by the Majority Lenders in writing and its receives indemnification satisfactory to it from the Lenders. Section 8.04 Reliance by Administrative Agent and the Collateral Agent. Each of the Administrative Agent and Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, writing or other communication (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Administrative Agent and the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender or the Collateral Agent, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Collateral Agent unless the Administrative Agent shall have received notice to the contrary from such Lender or the Collateral Agent prior to the making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and the Administrative Agent shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 8.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by

84 US-DOCS\157730382.20 or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub- agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 8.06 Resignation of the Administrative Agent or the Collateral Agent. (a) The Administrative Agent and the Collateral Agent may at any time give notice of its resignation to the other Lender Parties and the Borrower. Upon receipt of any such notice of resignation, (i) the Majority Lenders shall have the right, with the prior written consent of the Borrower (which consent is not required if an Event of Default under Section 7.01(a) or Section 7.01(e) has occurred and is continuing and which consent shall not be unreasonably withheld or delayed), to appoint, as applicable, a successor Administrative Agent (which shall be a Lender or such other Person appointed by the Majority Lenders but in no event shall be a Disqualified Lender) or a successor Collateral Agent (which shall be a Lender or such other Person appointed by the Majority Lenders but in no event shall be a Disqualified Lender). If no such successor Administrative Agent or Collateral Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent or Collateral Agent gives notice of its resignation (or such earlier day as shall be agreed by the applicable Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent or Collateral Agent, as applicable, may on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation by the Administrative Agent or the Collateral Agent shall become effective in accordance with such notice on the Resignation Effective Date. (b) [Reserved]. (c) With effect from the Resignation Effective Date (i) the retiring Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations as the Administrative Agent and Collateral Agent hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the retiring Administrative Agent or Collateral Agent, as applicable, shall instead be made by or to each applicable class of Lenders, until such time as the Majority Lenders appoint a successor Administrative Agent or Collateral Agent as provided for above in this paragraph. Upon the

85 US-DOCS\157730382.20 acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, as applicable, and the retiring Administrative Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s or Collateral Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article VIII and Sections 9.02(a) and (b), Section 8.09 and Section 2.13(d) shall continue in effect for the benefit of such retiring Administrative Agent and Collateral Agent, as applicable, their respective sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent or Collateral Agent, as applicable, was acting as Administrative Agent or Collateral Agent, as applicable. Section 8.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender Party acknowledges and agrees that it has, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges and agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent or the Collateral Agent hereunder and for other information in the Administrative Agent’s or the Collateral Agent’s possession which has been requested by a Lender and for which such Lender pays the Administrative Agent’s and Collateral Agent’s expenses in connection therewith, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Borrower or its Affiliates that may come into the possession of the Administrative Agent, the Collateral Agent or any of their respective Affiliates. Section 8.08 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Lead Arranger, documentation agent, syndication agent or other titles to Lenders or Affiliates of a Lender which may be listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent or a Lender hereunder. Section 8.09 Indemnification.

86 US-DOCS\157730382.20 (a) INDEMNITY OF ADMINISTRATIVE AGENT AND COLLATERAL AGENT. THE LENDERS SEVERALLY AGREE TO INDEMNIFY THE LEAD ARRANGER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND EACH OF THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE ADVANCES THEN HELD BY EACH OF THEM (OR IF NO PRINCIPAL OF THE ADVANCES IS AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THE RESPECTIVE COMMITMENTS HELD BY EACH OF THEM IMMEDIATELY PRIOR TO THE TERMINATION, EXPIRATION OR FULL REDUCTION OF EACH SUCH COMMITMENT), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNIFIED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNIFIED PERSON), AND INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CLAIMS, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN EACH CASE, AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE EACH OF THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (DETERMINED AS SET FORTH ABOVE IN THIS PARAGRAPH) OF ANY OUT-OF- POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY THE ADMINISTRATIVE AGENT AND/OR THE COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT OR THE COLLATERAL AGENT IS NOT REIMBURSED FOR SUCH BY THE BORROWER. Section 8.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the

87 US-DOCS\157730382.20 Borrower , the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Collateral Agent and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Collateral Agent and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Collateral Agent and the Administrative Agent hereunder) allowed in such judicial proceeding; and (b) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent or the Collateral Agent, as applicable, and, in the event that the Administrative Agent or the Collateral Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent or the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, the Collateral Agent and their respective agents and counsel, and any other amounts due to the Administrative Agent or the Collateral Agent under Sections 2.07, 9.01 and 9.02. Section 8.11 Collateral Matters. (a) Each of the Administrative Agent and the Collateral Agent is authorized on behalf of the Secured Parties, without the necessity of any notice to or further consent from such Secured Parties, from time to time, to take any actions with respect to any Collateral or Security Instruments which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Security Instruments. Each of the Administrative Agent and the Collateral Agent is further authorized (but not obligated) on behalf of the Secured Parties, without the necessity of any notice to or further consent from the Secured Parties, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Secured Parties under the Loan Documents or applicable Legal Requirements. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party hereby agrees to the terms of this paragraph (a). (b) The Lenders hereby, and any other Secured Party by accepting the benefit of the Liens granted pursuant to the Security Instruments, irrevocably authorize each of the Administrative Agent and the Collateral Agent to, and the Administrative Agent and the Collateral Agent shall, upon request of the Borrower, (i) release any Lien granted to or held by the

88 US-DOCS\157730382.20 Administrative Agent and/or the Collateral Agent upon any Collateral (a) upon termination of this Agreement and the payment in full of all outstanding Advances and all other Obligations (other than contingent indemnity obligations for which no claims have been made); or (b) constituting Property in which the Borrower did not own an interest at the time the Lien was granted or at any time thereafter other than as a result of a transaction prohibited hereunder and (ii) as a result of a transaction permitted under this Agreement or upon termination of this Agreement.. Upon the request of the Administrative Agent and/or the Collateral Agent at any time, the Secured Parties will confirm in writing the Administrative Agent’s or the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.11. At the request of the Borrower, the Administrative Agent and/or the Collateral Agent shall promptly provide the releases of Collateral permitted to be released under this Section 8.11 subject to evidence of such transaction and release documentation reasonably satisfactory to the Administrative Agent and/or the Collateral Agent. Upon any of the Collateral constituting personal property being Disposed of as permitted under this Agreement, then such Collateral shall be automatically released from the Liens created under the applicable Security Instrument, provided that (x) the Administrative Agent and the Collateral Agent shall provide any evidence of such Lien release requested by the Borrower in accordance with this Section 8.11. (c) Notwithstanding anything contained in any of the Loan Documents to the contrary, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder, under the Guaranty and under the Security Instruments may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, on behalf of the Secured Parties in accordance with the terms hereof and the other Loan Documents. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party not party hereto hereby agrees to the terms of this paragraph (c). Section 8.12 Credit Bidding. (a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, at the direction of the Majority Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Legal Requirements. (b) Each Secured Party hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent and the Majority Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Legal Requirements to credit bid at

89 US-DOCS\157730382.20 foreclosure sales, UCC sales or other similar Dispositions of Collateral; provided that, for the avoidance of doubt, this subsection (b) shall not limit the rights of (i) any Lender or Affiliate of a Lender to terminate any Hedge Contract or net out any resulting termination values or (ii) any Lender or Affiliate of a Lender to terminate any (A) commercial credit cards, (B) stored value cards and (C) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services) or set off against any Deposit Accounts. Section 8.13 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans in connection with the loans or the Commitments, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the loans, the Commitments and this Agreement, or

90 US-DOCS\157730382.20 (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, the Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE IX MISCELLANEOUS Section 9.01 Costs and Expenses. The Borrower agrees to pay promptly, upon written demand: (a) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement and the other Loan Documents, including, without limitation, reasonable fees, expenses, charges and disbursements of one primary outside counsel and one local counsel in each relevant jurisdiction for the Administrative Agent; and (b) all reasonable and documented out-of-pocket costs and expenses, if any, of the Administrative Agent and each Lender (including, without limitation, outside counsel fees (limited to the reasonable and documented out-of-pocket fees and disbursements of one primary outside counsel and one local counsel in each relevant jurisdiction for the Administrative Agent and, after the occurrence of an Event of Default, one counsel for the group of Lenders taken as whole), expenses, charges and disbursements of each Lender and the Administrative Agent but excluding amounts that Borrower and Sponsor are not required to indemnify the indemnified persons for pursuant to Section 9.02) in connection with the enforcement of or protection of rights under (whether through negotiations, legal proceedings, or otherwise) this Agreement, the Notes, and the other Loan Documents (including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Advances). Section 9.02 Indemnification; Waiver of Damages.

91 US-DOCS\157730382.20 (a) INDEMNIFICATION. EACH OF THE BORROWER AND SPONSOR AGREES TO, AND DOES HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD HARMLESS THE LEAD ARRANGER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, EACH LENDER, AND EACH OF THEIR RESPECTIVE RELATED PARTIES (EACH, AN “INDEMNITEE”) FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND EXPENSES OF ANY KIND OR NATURE (INCLUDING REASONABLE FEES, CHARGES, AND DISBURSEMENTS OF COUNSEL AND ANY CONSULTANT FOR ANY INDEMNITEE), TO WHICH SUCH INDEMNITEE MAY BECOME SUBJECT OR THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST SUCH INDEMNITEE BY ANY PERSON (INCLUDING THE BORROWER, ANY SUBSIDIARY OR ANY AFFILIATE THEREOF), IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) (I) THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY ADVANCE OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS ON, AT, UNDER OR FROM ANY PROPERTY OWNED, LEASED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, OR ANY ENVIRONMENTAL CLAIM RELATED IN ANY WAY TO THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF AT ANY TIME, (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, OR (V) ANY CLAIM (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL CLAIMS), INVESTIGATION, LITIGATION OR OTHER PROCEEDING (WHETHER OR NOT THE ADMINISTRATIVE AGENT OR ANY LENDER IS A PARTY THERETO) AND THE PROSECUTION AND DEFENSE THEREOF, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE ADVANCES, ANY LOAN DOCUMENT OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (AND IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNITEE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A

92 US-DOCS\157730382.20 COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT (A) TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, (B) TO HAVE RESULTED FROM A CLAIM BROUGHT BY THE BORROWER AGAINST ANY INDEMNITEE OF ANY MATERIAL BREACH OF SUCH INDEMNITEE’S FUNDING OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (C) ARE ON ACCOUNT OF A DISPUTE ARISING SOLELY AMONG INDEMNITEES (OTHER THAN THE ADMINISTRATIVE AGENT IN ITS ROLE AS SUCH) TO THE EXTENT SUCH DISPUTE DOES NOT INVOLVE AND IS NOT RELATED TO ANY ACT, OMISSION OR REPRESENTATION ON THE PART OF, OR ANY INFORMATION PROVIDED BY OR ON BEHALF OF, THE BORROWER OR ANY AFFILIATE THEREOF. THIS INDEMNITY SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. The Borrower and Sponsor shall not, without the prior written consent of each Indemnitee affected thereby, settle any threatened or pending claim or action that would give rise to the right of any Indemnitee to claim indemnification hereunder unless such settlement (x) includes a full and unconditional release of all liabilities arising out of such claim or action against such Indemnitee, (y) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and (z) does not require any actions to be taken or refrained from being taken by any Indemnitee other than the execution of the related settlement agreement, if any. (b) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT THE PARTIES HERETO SHALL NOT ASSERT, AND HEREBY WAIVE, ANY CLAIM AGAINST ANY OTHER PARTY HERETO, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY ADVANCE OR THE USE OF THE PROCEEDS THEREOF; PROVIDED THAT, THIS WAIVER AND AGREEMENT SHALL NOT LIMIT THE BORROWER’S AND SPONSOR’S INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO THE EXTENT SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNIFIED PERSON IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER OR THEREUNDER. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

93 US-DOCS\157730382.20 (c) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (d) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 9.02 shall survive the termination of this Agreement, the termination of all Commitments, and the payment in full of the Advances and all other amounts payable under this Agreement. Section 9.03 Waivers and Amendments. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that: (a) no amendment, waiver or consent shall, without the consent of each Lender directly and adversely affected thereby, (i) reduce the amount of, or rate of interest on, the Advances (other than the Default Rate of interest on the Advances which may be reduced or waived by the Majority Lenders), (ii) reduce the amount of any fees or other amounts payable hereunder or under any other Loan Document (other than those specifically addressed above in this Section 9.03 and other than mandatory prepayments under Section 2.04(b), which may be reduced or waived by the Majority Lenders), (iii) increase the Commitment or any obligations of any Lender, (v) postpone or extend any date fixed for any payment of any fees or other amounts payable hereunder (other than those otherwise specifically addressed in this Section 9.03 and other than mandatory prepayments under Section 2.04(b), which may be reduced or waived by the Majority Lenders), including an extension of the Maturity Date, or (iv) amend, waive or consent to depart from Section 2.12(e) or Section 7.06; (b) no amendment, waiver or consent shall, unless the same shall be in writing and signed by each Lender, (i) except as permitted under Section 8.11(b), release all or substantially all of the Collateral; or (ii) amend the definition of “Majority Lenders”, this Section 9.03 or any other provision in any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder (other than as provided in clause (c) below); and (c) no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Section 9.04 Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

94 US-DOCS\157730382.20 Section 9.05 Survival of Representations and Obligations. (a) All representations and warranties set forth in Article IV and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Article VIII or Article IX and any other similar indemnity provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. Without limiting the foregoing, all obligations of the Borrower provided for in Sections 2.13(d), 9.01 and 9.02 and all of the obligations of the Lenders in Section 8.09 shall survive any termination of this Agreement and repayment in full of the Obligations. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. Section 9.06 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent, and when the Administrative Agent shall have, as to each Lender, either received a counterpart hereof executed by such Lender or been notified by such Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Agreement or any other Loan Document or any interest in this Agreement or any other Loan Document without the prior written consent of each Lender, except as otherwise permitted by Section 6.04. The Borrower agrees that no Affiliate, equityholder or creditor of the Borrower is intended to be, and none of such Persons shall be, third party beneficiaries of this Agreement or any other Loan Document, and therefore no Indemnitee will have any liability (whether direct or indirect, in contract or tort, or otherwise) to the Borrower’s respective Affiliate that is not a party hereto or to any the Borrower’s equityholders or creditors arising out of, related to or in connection with any aspect of the transactions contemplated hereby. Section 9.07 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its

95 US-DOCS\157730382.20 rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignment by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. The aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $1,000,000, unless (A) such assignment is to a Lender, an Affiliate of a Lender, or an Approved Fund or (B) each of the Administrative Agent and, so long as no as no Event of Default under Section 7.01(a) or Section 7.01(e) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i) of this Section and, in addition: (A) prior to April 1, 2025, the consent of the Borrower shall be required unless (x) an Event of Default under Section 7.01(a) or Section 7.01(e) has occurred and is continuing at the time of such assignment, (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund, or (z) such assignment is to an assignee that covenants to convert the Indebtedness existing under this Agreement to the indebtedness contemplated pursuant to the Note Purchase Agreement pursuant to Section 2.15 of this Agreement; and

96 US-DOCS\157730382.20 (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender, or an Approved Fund. (iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) Limitations on Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, o r (B) any Disqualified Lender. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.12, 9.01, and 9.02 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lender. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of loans or Commitments, or disclosure of confidential information, to any

97 US-DOCS\157730382.20 Disqualified Lender. Notwithstanding the foregoing, any assignment or sale of participations to a Disqualified Lender shall be null and void. (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at its address referred to in Section 9.09 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Borrower hereby agrees that the Administrative Agent acting as its agent solely for the purpose set forth above in this clause (c), shall not subject the Administrative Agent to any fiduciary or other implied duties, all of which are hereby waived by the Borrower. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, a Disqualified Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Collateral Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.02(a) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (a), (b), or (c) of Section 9.03 (that directly and adversely affects such Participant). The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, and 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(f) (it being understood that the documentation required under Section 2.13(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.14 as if it were an assignee under paragraph (b)

98 US-DOCS\157730382.20 of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.11 or 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.14 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 7.04 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12(e) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. The Borrower hereby agrees that each Lender acting as its agent solely for the purpose set forth above in this clause (d), shall not subject such Lender to any fiduciary or other implied duties, all of which are hereby waived by the Borrower. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. Section 9.08 Confidentiality. Each Lender Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and their Related Parties (it being understood that the Persons to whom

99 US-DOCS\157730382.20 such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) as to the extent required by Legal Requirements or regulations or in any legal, judicial, administrative or other compulsory proceeding, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any agreement related to any Obligation, or any action or proceeding relating to this Agreement, any other Loan Document or any agreement related to any Obligation, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (iii) to an investor or prospective investor in an Approved Fund that is instructed of the confidential nature of the information and that such Information may be used solely for the purpose of evaluating an investment or prospective investment in such Approved Fund, (iv) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) to a nationally recognized rating agency that requires access to information regarding the Borrower, the Advances and the Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility, (h) with the consent of the Borrower, (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the disclosing party or its Related Parties or (ii) becomes available to any Secured Party or affiliate thereof from a third party that is not an Affiliate or Related Party of such Secured Party and that is not, to such Person’s actual knowledge, subject to confidentiality obligations to the Borrower, (k) to governmental regulatory authorities in connection with any regulatory examination of any Lender Party or, if such Lender Party deems necessary for the mitigation of claims by those authorities against such Lender Party or any of its subsidiaries or affiliates, in accordance with such Lender Party’s regulatory compliance policy, (l) to the extent that such information is independently developed by such Lender Party, or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from the Borrower or Affiliate thereof relating to the Borrower or Affiliate thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Collateral Agent on a nonconfidential basis prior to disclosure by the Borrower or Affiliate thereof; provided that, in the case of information received from the Borrower or any Subsidiary or Affiliate thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this

100 US-DOCS\157730382.20 Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, nothing in this Agreement shall (a) restrict any Lender Party from providing information to any bank or other regulatory or governmental authorities, including the Federal Reserve Board and its supervisory staff; (b) require or permit any Lender Party to disclose to the Borrower that any information will be or was provided to the Federal Reserve Board or any of its supervisory staff; or (c) require or permit any Lender Party to inform the Borrower of a current or upcoming Federal Reserve Board examination or any nonpublic Federal Reserve Board supervisory initiative or action. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority. Section 9.09 Notices, Etc. (a) All notices and other communications (other than Notices of Borrowing, which are governed by Article II of this Agreement) shall be in writing and hand delivered with written receipt, telecopied, sent by facsimile, sent by electronic mail as permitted under paragraph (b) below (with, in the case of electronic mail, a hard copy sent as otherwise permitted in this Section 9.09), sent by a nationally recognized overnight courier, or sent by certified mail, return receipt requested as follows: if to the Borrower, as specified on Schedule 9.09, if to the Administrative Agent or the Collateral Agent, at its credit contact specified under its name on Schedule 9.09, and if to any Lender at its credit contact specified in its Administrative Questionnaire. Each party may change its notice address by written notification to the other parties. All such notices and communications shall be effective when delivered, except that (i) notices and communications to the Administrative Agent, any Lender or the Collateral Agent pursuant to Article II shall not be effective until received and, in the case of facsimile delivered under Article II, such receipt is confirmed by the Administrative Agent, such Lender or the Collateral Agent, as applicable, verbally or in writing and (ii) notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient

101 US-DOCS\157730382.20 (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Platform. (i) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform. Section 9.10 USURY NOT INTENDED. IT IS THE INTENT OF THE BORROWER AND EACH LENDER PARTY IN THE EXECUTION AND PERFORMANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAWS, INCLUDING CONFLICTS OF LAW CONCEPTS, GOVERNING THE ADVANCES OF EACH LENDER INCLUDING SUCH APPLICABLE LEGAL REQUIREMENTS OF THE STATE OF NEW YORK, IF ANY, AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT, AND ANY OTHER JURISDICTION WHOSE LAWS MAY BE MANDATORILY APPLICABLE TO SUCH LENDER NOTWITHSTANDING THE

102 US-DOCS\157730382.20 OTHER PROVISIONS OF THIS AGREEMENT. IN FURTHERANCE THEREOF, THE LENDER PARTIES AND THE BORROWER STIPULATES AND AGREES THAT NONE OF THE TERMS AND PROVISIONS CONTAINED IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL EVER BE CONSTRUED TO CREATE A CONTRACT TO PAY, AS CONSIDERATION FOR THE USE, FORBEARANCE OR DETENTION OF MONEY, INTEREST AT A RATE IN EXCESS OF THE MAXIMUM RATE AND THAT FOR PURPOSES OF THIS AGREEMENT “INTEREST” SHALL INCLUDE THE AGGREGATE OF ALL CHARGES WHICH CONSTITUTE INTEREST UNDER SUCH LAWS THAT ARE CONTRACTED FOR, CHARGED OR RECEIVED UNDER THIS AGREEMENT; AND IN THE EVENT THAT, NOTWITHSTANDING THE FOREGOING, UNDER ANY CIRCUMSTANCES THE AGGREGATE AMOUNTS TAKEN, RESERVED, CHARGED, RECEIVED OR PAID ON THE ADVANCES, INCLUDE AMOUNTS WHICH BY APPLICABLE LEGAL REQUIREMENT ARE DEEMED INTEREST WHICH WOULD EXCEED THE MAXIMUM RATE, THEN SUCH EXCESS SHALL BE DEEMED TO BE A MISTAKE AND EACH LENDER RECEIVING SAME SHALL CREDIT THE SAME ON THE PRINCIPAL OF ITS ADVANCES (OR IF SUCH ADVANCES SHALL HAVE BEEN PAID IN FULL, REFUND SAID EXCESS TO THE BORROWER). IN THE EVENT THAT THE MATURITY OF THE ADVANCES ARE ACCELERATED BY REASON OF ANY ELECTION OF THE HOLDER THEREOF RESULTING FROM ANY EVENT OF DEFAULT UNDER THIS AGREEMENT OR OTHERWISE, OR IN THE EVENT OF ANY REQUIRED OR PERMITTED PREPAYMENT, THEN SUCH CONSIDERATION THAT CONSTITUTES INTEREST MAY NEVER INCLUDE MORE THAN THE MAXIMUM RATE, AND EXCESS INTEREST, IF ANY, PROVIDED FOR IN THIS AGREEMENT OR OTHERWISE SHALL BE CANCELED AUTOMATICALLY AS OF THE DATE OF SUCH ACCELERATION OR PREPAYMENT AND, IF THERETOFORE PAID, SHALL BE CREDITED ON THE APPLICABLE ADVANCES (OR, IF THE APPLICABLE ADVANCES SHALL HAVE BEEN PAID IN FULL, REFUNDED TO THE BORROWER OF SUCH INTEREST). IN DETERMINING WHETHER OR NOT THE INTEREST PAID OR PAYABLE UNDER ANY SPECIFIC CONTINGENCIES EXCEEDS THE MAXIMUM RATE, THE BORROWER AND THE LENDERS SHALL TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LEGAL REQUIREMENT AMORTIZE, PRORATE, ALLOCATE AND SPREAD IN EQUAL PARTS DURING THE PERIOD OF THE FULL STATED TERM OF THE OBLIGATIONS ALL AMOUNTS CONSIDERED TO BE INTEREST UNDER APPLICABLE LEGAL REQUIREMENT AT ANY TIME CONTRACTED FOR, CHARGED, RECEIVED OR RESERVED IN CONNECTION WITH THE OBLIGATIONS. THE PROVISIONS OF THIS SECTION SHALL CONTROL OVER ALL OTHER PROVISIONS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS WHICH MAY BE IN APPARENT CONFLICT HEREWITH. Section 9.11 Usury Recapture. In the event the rate of interest chargeable under this Agreement or any other Loan Document at any time is greater than the Maximum Rate, the unpaid

103 US-DOCS\157730382.20 principal amount of the Advances shall bear interest at the Maximum Rate until the total amount of interest paid or accrued on the Advances equals the amount of interest which would have been paid or accrued on the Advances if the stated rates of interest set forth in this Agreement or applicable Loan Document had at all times been in effect. In the event, upon payment in full of the Advances, the total amount of interest paid or accrued under the terms of this Agreement and the Advances is less than the total amount of interest which would have been paid or accrued if the rates of interest set forth in this Agreement had, at all times, been in effect, then the Borrower shall, to the extent permitted by applicable Legal Requirement, pay the Administrative Agent for the account of the Lenders an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged on its Advances if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued on its Advances if the rates of interest set forth in this Agreement had at all times been in effect and (ii) the amount of interest actually paid under this Agreement on its Advances. In the event the Lenders ever receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall, to the extent permitted by law, be applied to the reduction of the principal balance of the Advances, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrower. Section 9.12 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Lender Party, or any Lender Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender Party severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate in effect from time to time, in the applicable currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 9.13 Performance of Duties. The Borrower’s obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrower at its sole cost and expense. Section 9.14 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable

104 US-DOCS\157730382.20 so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the credit facility evidenced hereby has not been terminated. Section 9.15 Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. Section 9.16 Submission to Jurisdiction; Service of Process. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Secured Party or any Related Party of any Secured Party in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Legal Requirement, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Legal Requirement. Nothing in this Agreement or in any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its Properties in the courts of any jurisdiction. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.09. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Legal Requirement. Section 9.17 Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 9.16. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Section 9.18 Execution in Counterparts; Electronic Execution.

105 US-DOCS\157730382.20 (a) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Legal Requirement, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 9.19 Independent Effect of Covenants. The Borrower expressly acknowledge and agree that each covenant contained in Articles V or VI hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles V or VI, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles V or VI. Section 9.20 USA Patriot Act. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. Section 9.21 [Reserved]. Section 9.22 NON-RELIANCE. IN EXECUTING THIS AGREEMENT, THE BORROWER HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS. Section 9.23 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER

106 US-DOCS\157730382.20 BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.24 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other applicable Legal Requirement or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent. Section 9.25 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower hereto agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Section 9.26 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s- length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Collateral Agent and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Collateral Agent or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other

107 US-DOCS\157730382.20 modification hereof or of any other Loan Document (irrespective of whether any Lender Party has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Collateral Agent or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Collateral Agent, the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Collateral Agent or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Collateral Agent and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) The Borrower acknowledges and agrees that each Lender, the Collateral Agent, the Administrative Agent and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, the Collateral Agent, the Administrative Agent or Affiliate thereof were not a Lender, the Collateral Agent, Administrative Agent or an Affiliate thereof (or an agent or any other Person with any similar role under the credit facilities evidenced hereby) and without any duty to account therefor to any other Lender, the Collateral Agent, the Administrative Agent, the Borrower or any Affiliate of the foregoing. Each Lender, the Collateral Agent, the Administrative Agent and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the credit facilities evidenced hereby or otherwise without having to account for the same to any other Lender, the Collateral Agent, the Administrative Agent, the Borrower or any Affiliate of the foregoing. Section 9.27 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Instruments which imposes additional burdens on the Borrower or further restricts the rights of the Borrower or gives the Administrative Agent, the Collateral Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect. Section 9.28 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

108 US-DOCS\157730382.20 (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. Section 9.29 ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. [Remainder of this page intentionally left blank. Signature page follows.]

[Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written. CALISTOGA RESILIENCY CENTER, LLC By: /s/ Robert Piconi Name: Robert Piconi Title: President

[Signature Page to Credit Agreement] JEFFERIES FINANCE LLC, as Administrative Agent, Collateral Agent, and a Lender By: /s/ John Koehler Name: John Koehler Title: Managing Director

US-DOCS\157730382.18 ANNEX I INITIAL LENDERS AND COMMITMENTS Lender Commitments Jefferies Finance LLC $27,826,365.17

SCHEDULE 1.01 SITE Lying within the City of Calistoga, County of Napa, State of California and being a portion of the parcel of land described in the deed to the City of Calistoga recorded February 4, 1916 in Book 232 of Deeds at page 200, a portion of the parcels of land described in the deed to the City of Calistoga recorded May 11, 1943 in Book 194 of Official Records at Page 86, and a portion of the parcel of land described as Parcel No. 1 in the deed to the City of Calistoga recorded September 24, 1986 in Book 1468 of Official Records at Page 214, all in the Office of the County Recorder of Napa County, said portion of land being more particularly described as follows: COMMENCING at a found 3” brass disk well monument at the centerline of Washington Street in the City of Calistoga; thence south 71◦18’40” East 626.60 feet to another 3” brass disc well monument as shown on the Record of Survey Map Filed in Bool 48 at Page 81 Napa County Records (Basis of Bearings for this legal description); thence South 72◦22’46” East 852.3 feet to the POINT OF BEGINNING; thence North 24◦38’38” East 106.69 feet; thence South 63◦57’04” East 370 feet; thence South 12◦47’47” West 26.60 feet; thence South 78◦56’57” West 68.74 feet; thence North 71◦01’03” West 371.09 feet to the POINT OF BEGINNING Containing 0.70 acres, more or less.

SCHEDULE 3.01 MATERIAL ADVERSE CHANGE There was a breach under the Power Purchase Agreement that has since been cured. The Power Purchase Agreement had a Guaranteed Initial Delivery Date of November 30, 2024. The parties have since signed the PPA Amendment extending that deadline to September 1, 2025. The PPA Amendment requires CPUC approval to be effective. Such approval is a condition precedent set forth in Section 3.02(k).

SCHEDULE 3.02 CONSENTS AND NOTICES 1. Consent to collateral assignment of the Power Purchase Agreement; 2. Consent to collateral assignment of the EPC Contract; 3. Consent to collateral assignment of the O&M Agreement; and 4. Notice to the City of Calistoga, California of the Mortgage.

SCHEDULE 4.07 LITIGATION None.

SCHEDULE 4.15 PERMITS, LICENSES, ETC. CPUC.

SCHEDULE 4.26 LOCATION OF BUSINESS AND OFFICES Calistoga Resiliency Center, LLC 4165 East Thousand Oaks Blvd., Suite 100 Westlake Village, CA 91362 Attention: Chief Legal Officer Email: legal@energyvault.com

SCHEDULE 5.02 REQUIRED INSURANCE A. Capitalized terms used in this Schedule 5.02 shall have the meanings given to such terms in the Agreement to which this Schedule 5.02 is attached and made part of (unless specifically defined in this Schedule 5.02). B. Borrower shall procure and/or maintain, or cause to be maintained, for the full term and thereafter as required herein, at their sole cost and expense, the following insurance coverage: 1. Builders risk insurance - until such time as the materials or work are accepted and put to their intended use or Commercial Operation Date (COD), and appropriate lien waivers are received and accepted by Borrower, written on an “all risk” builders risk form, on a completed value basis including change orders with the following minimum coverage: (i) replacement cost valuation; (ii) debris removal; (iii) earthquake, flood and wind coverage; (iv) permission for partial occupancy; (v) temporary off-site storage; (vi) transit; (vii) testing and startup; (viii) waiver of subrogation in favor of all named insureds, project manager, Collateral Agent and Secured Parties; (ix) name the Collateral Agent for the benefit of the Secured Parties as assignee on a lender’s loss payable clause, or equivalent endorsement; and (x) a reasonable deductible based on market availability. Borrower will include general contractor, subcontractors, of all tiers, as named insureds with Borrower as the first named insured. Borrower will adjust all claims on behalf of all named insureds subject to lenders’ loss payable clause or equivalent endorsement and in accordance with this Agreement. 2. Property insurance shall insure the real and personal property (building, improvements and betterments, contents) under a form with coverage not less than that found on ISO “Causes of Loss – Special Form” and ISO “Building and Personal Property Form” or their equivalent forms (e.g., an “All Risk” manuscript policy) upon COD. The coverage shall include, but not be limited to: (i) 100% of the estimated replacement cost of the real and personal property; (ii) agreed amount endorsement and or a coinsurance waiver endorsement; (iii) building ordinance coverage (ordinance or law); (iv) equipment breakdown coverage; v) name the Collateral Agent for the benefit of the Secured Parties as assignee on a lender’s loss payable clause or equivalent endorsement; and (v) loss of business income and extra expense coverage for a period not less than 12 months with an extended period of indemnity of 12 months. In addition to the ISO forms (or their equivalent), the property policy shall cover; (a) acts of terrorism (at a minimum TRIA coverage); and (b) the following additional perils with separate limits of no less than $10,000,000 per occurrence for each of the following perils: windstorm, earthquake and flood. If the location is in a high hazard flood zone as determined by Federal Emergency Management Agency, then Borrower shall purchase and maintain coverage through the National Flood Insurance Plan to the maximum available limit for commercial concerns and $5,000,000 of excess flood insurance including business income coverage. 3. Commercial general liability insurance shall cover all operations and work of Borrower for bodily injury and property damage, advertising and personal injury liability with limits of not less than: a. $1,000,000 each occurrence.

b. $1,000,000 personal and advertising injury. c. $2,000,000 general aggregate (other than products – completed operations). d. $2,000,000 products – completed operations aggregate. Coverage shall be written on an “occurrence” basis using an ISO CG 00 01 form (“claims made” is not acceptable), with the following minimum coverage: a. Separation of insureds. b. Contractual liability (as provided by ISO CG 00 01 form); with no additional restrictions, modifications, endorsements, or amendments. c. Additional insured coverage for Collateral Agent, Secured Parties and Customers as required by contract using an ISO CG 20 26 07/04 edition or equivalent form. d. Additional insured status must be on a primary and noncontributory basis. e. Waiver of subrogation in favor of Collateral Agent, Secured Parties and Customers as required by contract using an ISO CG 24 04 12/19 edition or equivalent form. f. No “height restriction”, “explosion, collapse or underground (XCU)” limitations or similar restrictions, endorsements, or exclusions. Borrower shall maintain commercial general liability insurance for not less than ten (10) years, the statute of repose or statute of limitations, whichever is shorter, after the completion of the Project; including products - completed operations coverage and additional insured status as detailed above. 4. Commercial automobile liability insurance shall cover all owned, leased, non-owned and hired vehicles or any mobile equipment subject to compulsory insurance or financial responsibility laws or other motor vehicle insurance laws for bodily injury and property damage with limits of not less than $1,000,000 per accident and shall be written on an ISO CA 00 01 or equivalent form and include Collateral Agent and Secured Parties as additional insureds on a primary and non-contributory basis and include a waiver of subrogation in favor of the Collateral Agent and Secured Parties. 5. Workers’ compensation and employers’ liability insurance in accordance with the applicable state statutes and laws exercising jurisdiction over employees. Employers’ liability limits not less than: a. $1,000,000 bodily injury by accident, for each accident. b. $1,000,000 bodily injury by disease, policy limit. c. $1,000,000 bodily injury by disease, each employee. To the fullest extent allowed by law, include a waiver of subrogation in favor of the Collateral Agent and Secured Parties.

6. Umbrella liability insurance shall cover all operations and work of Borrower and shall be follow form of the employers’ liability, commercial general liability and commercial automobile liability insurance policies as detailed in this Schedule 5.02, with limits of not less than: a. $25,000,000 each occurrence. b. $25,000,000 general aggregate. c. $25,000,000 products – completed operations aggregate. Coverage shall be written on an “occurrence” basis form. Follow form of all underlying insurance policies for additional insured, primary and noncontributory basis and waiver of subrogation. Borrower shall maintain umbrella or excess liability insurance for not less than the ten (10) years, statute of repose or statute of limitations, whichever is shorter, after the completion of the project; including products - completed operations coverage and additional insured status as detailed above. 7. Contractors Pollution Liability (during construction/maintenance) and Pollution legal liability insurance which shall cover all operations, services and/or work with limits not less than $5,000,000 per loss, schedule CRC location and include Collateral Agent and Secured Parties as additional insureds on a primary and non-contributory basis and include a waiver of subrogation in favor of the Collateral Agent and Secured Parties. 8. Cyber and privacy insurance shall cover all operations and work of Borrower with limits of not less than $10,000,000 each claim and include Collateral Agent and Secured Parties as additional insureds on a primary and non-contributory basis and include a waiver of subrogation in favor of the Collateral Agent and Secured Parties. 9. Directors & Officers liability insurance for any actual or alleged act, error, statement, omission, or breach of duty by a director or officer in their capacity as such, or any matter claimed against them solely by reason of their status as a director or officer of the Borrower with limits of not less than $5,000,000 each claim. 10. Crime (fidelity) insurance covering all employees, temporary workers or independent contracts of Borrower with limits not less than $1,000,000 each occurrence, including third party / client coverage where required by contract. 11. And such other or additional insurance as may be customary, required by law, or as the Collateral Agent and Secured Parties, Customer or Borrower deems necessary to maintain. C. All reference to “ISO” means unamended or unaltered versions of the Insurance Services Office insurance policy forms and endorsements. D. All required insurance shall use Insurers with a minimum A.M. Best rating of A- VIII and all insurers shall be licensed or authorized to do business in the state of California. E. All required insurance shall be endorsed to provide Collateral Agent and Customers as required by contract to receive thirty (30) days prior written notice of cancellation or nonrenewal except ten (10) days for nonpayment of premium.

F. Borrower shall furnish Collateral Agent and Customers as required by contract with ACORD certificate(s) of insurance executed by a duly authorized representative of each insurer, showing compliance with the insurance requirements set forth herein. Any waiver of the Borrower’s obligation to furnish such ACORD certificate(s) or maintain such insurance must be in writing and signed by an authorized representative of Collateral Agent. Failure of Collateral Agent to demand such certificate(s) or other evidence of full compliance with these insurance requirements or failure of Collateral Agent to identify a deficiency from evidence that is provided shall not be construed as a waiver of Borrower’s obligation to maintain such insurance, or as a waiver as to the enforcement of any of these provisions at a later date. G. Borrower shall cooperate with Collateral Agent on behalf of the Secured Parties. Borrower shall notify Collateral Agent in writing as soon as practicable after they receive notice of any loss, damage, or injury or are aware of an incident which might give rise to a claim in the future when the amount of the claim or estimated amount of the claim is in excess of $100,000. Borrower shall work with Collateral Agent on behalf of the Secured Parties to adjust claims per this Agreement and take no action which might operate to bar Collateral Agent or Secured Parties from obtaining protection afforded by Borrower’s insurance policies or which might prejudice Collateral Agent or Secured Parties in its defense to a claim based on such loss, damage, or injury. H. Upon the request of Collateral Agent, a complete copy of the required insurance policies and/or any other documents or information necessary to verify the insurance coverage required herein are in force and all premia have been paid, are to be submitted to Collateral Agent as soon as practical. I. The insurance coverage set forth in this Insurance Schedule, will in no way limit Borrower liability arising out of any operations, services and/or work (including liability under indemnification provisions) or under any other agreements or by-law. Borrower will be responsible for determining appropriate inclusions, coverage and limits which may be in excess of the minimum insurance requirements set forth herein. J. This Insurance Schedule is an independent contract provision and shall survive the termination or expiration of the agreement.

SCHEDULE 6.06 EXISTING INVESTMENTS None.

SCHEDULE 6.08 AFFILIATE TRANSACTIONS 1. EPC Contract; and 2. O&M Agreement.

SCHEDULE 9.09 ADDRESSES FOR NOTICES Borrower: Calistoga Resiliency Center, LLC 4165 East Thousand Oaks Blvd., Suite 100 Westlake Village, CA 91362 Attention: Chief Legal Officer Email: legal@energyvault.com Administrative Agent and Collateral Agent: Jefferies Finance LLC 520 Madison Avenue New York, NY 10022 Attention: Account Manager – Energy Vault E-mail: JFIN.Admin@jefferies.com With a copy (which shall not constitute notice) to: Latham & Watkins LLP 1271 Avenue of the Americas New York, NY 10020 Attention: Jesse K. Sheff Email: jesse.sheff@lw.com

SCHEDULE PL PERMITTED LIENS Napa County Tax Lien No. 23776, recorded on November 21, 2024. The property tax bill related to the lien has been paid in full on March 20, 2025.1 1 The Borrower expects the lien removal confirmation to be received from Napa County in 4 to 6 weeks.

A-1 US-DOCS\157810891.6 EXHIBIT A FORM OF ASSIGNMENT AND ACCEPTANCE This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any guarantees included in such facilities), and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

A-2 US-DOCS\157810891.6 recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: 2. Assignee[s]: [Assignee, is an [Affiliate][Approved Fund] of [identify Lender]] 3. Borrower: CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company 4. Administrative Agent: JEFFERIES FINANCE LLC, as Administrative Agent under the Credit Agreement 5. Credit Agreement: Credit Agreement dated as of March 31, 2025 among the Borrower, the Lenders party thereto from time to time, and Jefferies Finance LLC, as Administrative Agent and Collateral Agent. 6. Assigned Interest[s]: Assignor[s]5 Assignee[s] 6 Aggregate Amount of Commitments /Advances for all Lenders7 Amount of Commitment /Advances Assigned Percentage Assigned of Commitment/ Advances8 CUSIP Number $ $ % $ $ % $ $ % Trade Date: 9 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 8 Set forth, to at least 9 decimals, as a percentage of the Commitment / Loans of all Lenders thereunder. 9 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

A-3 US-DOCS\157810891.6 Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Acceptance are hereby agreed to: ASSIGNOR[S]10 [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE[S]11 [NAME OF ASSIGNEE] By: Name: Title: [Consented to and]12 Accepted: JEFFERIES FINANCE LLC, as Administrative Agent By: Name: Title: [Consented to:]13 10 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 11 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 12 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 13 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

A-4 US-DOCS\157810891.6 CALISTOGA RESILIENCY CENTER, LLC a Delaware limited liability company By: Name: Title:

US-DOCS\157810891.6 Annex 1 To Exhibit A – Assignment and Acceptance STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries, or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.07 of the Credit Agreement (subject to such consents, if any, as may be required thereunder),(iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, and (vii) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including any documentation required pursuant to Section 2.13(f) of the Credit Agreement), duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

A-2 US-DOCS\157810891.6 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

B-1 US-DOCS\157810891.6 EXHIBIT B FORM OF GUARANTY

US-DOCS\157998491.5 FORM OF GUARANTY AGREEMENT made between ENERGY VAULT HOLDINGS, INC. and JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent Dated as of ____________

i US-DOCS\157998491.5 TABLE OF CONTENTS Page SECTION 1 DEFINED TERMS .....................................................................................................1 1.1 Definitions................................................................................................................1 1.2 Other Definitional Provisions ..................................................................................2 SECTION 2 GUARANTEE ............................................................................................................2 2.1 Guarantee of Guaranteed Obligations......................................................................2 2.2 Limitation on Obligations Guaranteed.....................................................................2 2.3 Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc..................3 2.4 Rights of Reimbursement, Contribution and Subrogation.......................................5 2.5 Payments ..................................................................................................................6 2.6 Subordination of Other Obligations.........................................................................6 2.7 Financial Condition of Borrower and other Guarantors ..........................................6 2.8 Bankruptcy, Etc........................................................................................................7 2.9 Duration of Guarantee, Discharge of Guarantee Upon Sale of Guarantor ..............7 2.10 Reinstatement...........................................................................................................7 SECTION 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GUARANTOR. ...................................................................................................................8 3.1 Representations and Warranties...............................................................................8 SECTION 4 POWER OF ATTORNEY AND FURTHER ASSURANCES ..................................8 4.1 Agent’s Appointment as Attorney-in-Fact, Etc. ......................................................8 4.2 Further Assurances...................................................................................................8 SECTION 5 APPLICATION OF PROCEEDS...............................................................................8 SECTION 6 THE COLLATERAL AGENT ...................................................................................9 6.1 Authority of Agent...................................................................................................9 6.2 Exculpation of the Agent .........................................................................................9 6.3 Delegation of Duties. .............................................................................................10 SECTION 7 MISCELLANEOUS .................................................................................................11 7.1 Amendments in Writing.........................................................................................11 7.2 Notices ...................................................................................................................11 7.3 No Waiver by Course of Conduct; Cumulative Remedies ....................................11 7.4 Enforcement Expenses; Indemnification ...............................................................11 7.5 Successors and Assigns..........................................................................................12 7.6 Set-Off....................................................................................................................12

7.7	Counterparts	13
7.8	Severability	13
7.9	Section Headings	13
7.10	Integration; Conflicts	13
7.11	GOVERNING LAW	13
7.12	Submission to Jurisdiction; Waivers	13
7.13	Acknowledgments	14
7.14	[Reserved]	14
7.15	WAIVER OF JURY TRIAL	14

Annex I – Joinder Agreement

Exhibit A – Certain Defined Terms

ii

US-DOCS\157998491.5

1 US-DOCS\157998491.5 GUARANTY AGREEMENT GUARANTY AGREEMENT dated as of _____________, 2025, between Energy Vault Holdings, Inc., a Delaware corporation (the “Guarantor”) and Jefferies Finance LLC, as Administrative Agent and Collateral Agent (in such capacities and together with its successors and assigns in such capacities, the “Agent”) for the Secured Parties under that certain Credit Agreement, dated as of March 31, 2025, (as amended, restated, supplemented or otherwise modified or replaced from time to time, the “Credit Agreement”), among CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company (the “Borrower”), the lenders party thereto from time to time (the “Lenders”) and the Agent. W I T N E S S E T H: WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; WHEREAS, the Borrower is a member of an affiliated group of companies that includes the Guarantor; and WHEREAS, the Borrower and the Guarantor are engaged in related businesses, and the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Agent, for the benefit of the Guaranteed Parties, as follows: SECTION 1 DEFINED TERMS 1.1 Definitions. (a) Unless otherwise defined herein, all terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. (b) The following terms shall have the following meanings: “Discharge of the Guaranteed Obligations” shall mean and shall have occurred when (i) all Guaranteed Obligations shall have been paid in full in cash and all other obligations under the Loan Documents shall have been performed (other than (a) those expressly stated to survive termination and (b) contingent obligations as to which no claim has been asserted, (ii) all Commitments shall have terminated or expired. “Guaranty” shall mean this Guaranty as the same may be amended, restated, supplemented or otherwise modified from time to time. “Guaranteed Obligations” shall mean the “Obligations” as defined in the Credit Agreement.

2 US-DOCS\157998491.5 “Guaranteed Parties” shall mean the “Secured Parties” as defined in the Credit Agreement. “Obligee Guarantor” shall have the meaning set forth in Section 2.6. “Voidable Transfer” shall have the meaning set forth in Section 2.10. 1.2 Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section, Schedule, Exhibit and Annex references, are to this Guaranty unless otherwise specified. References to any Schedule, Exhibit or Annex shall mean such Schedule, Exhibit or Annex as amended or supplemented from time to time in accordance with this Guaranty. (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (c) The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds. (d) The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. SECTION 2 GUARANTEE 2.1 Guarantee of Guaranteed Obligations. The Guarantor hereby absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Agent, for the benefit of the Guaranteed Parties, the prompt and complete payment and performance by the Borrower, when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations. The Guarantor shall be liable under its guarantee set forth in this Section 2.1, without any limitation as to amount, for all present and future Guaranteed Obligations, including specifically all future increases, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all Guaranteed Obligations that would be owed by any other obligor on the Guaranteed Obligations but for the fact that they are unenforceable or not allowable due to the existence of a Bankruptcy Event involving such other obligor. 2.2 Limitation on Obligations Guaranteed. (a) Notwithstanding any other provision hereof, the right of recovery against the Guarantor under Section 2 hereof shall be limited to the maximum amount that can be guaranteed by such Guarantor without rendering such Guarantor’s obligations under Section 2 hereof void or voidable under applicable law, including, without

3 US-DOCS\157998491.5 limitation, the Uniform Fraudulent Conveyance Act, Uniform Fraudulent Transfer Act or any similar foreign, federal or state law, in each case after giving full effect to the liability under such guarantee set forth in Section 2 hereof and its related contribution rights but before taking into account any liabilities under any other guarantee by such Guarantor. For purposes of the foregoing, all guarantees of such Guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof. To the fullest extent permitted by applicable law, this Section 2.2(a) shall be for the benefit solely of creditors and representatives of creditors of the Guarantor and not for its benefit or the holders of any Equity Interest in such Guarantor. (b) The Guarantor agrees that Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.2(a) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Guaranteed Party hereunder. 2.3 Nature of Guarantee; Continuing Guarantee; Waivers of Defenses Etc. (a) The guarantee contained in this Section 2 is a continuing guarantee of payment and performance and not merely of collectability. The Guarantor waives diligence, presentment, protest, marshaling, demand for payment, notice of dishonor, notice of default and notice of nonpayment to or upon the Borrower with respect to the Guaranteed Obligations. Without limiting the generality of the foregoing, this Guaranty and the obligations of the Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, set-off, defense, counterclaim, discharge or termination for any reason (other than a Discharge of the Guaranteed Obligations). (b) The Guarantor agrees that its Guaranteed Obligations hereunder are independent of the Guaranteed Obligations of each other guarantor, and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, any Guaranteed Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower and any other guarantor or against any collateral security or other guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Guaranteed Party to make any such demand, to pursue such other rights or remedies shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Guaranteed Party against the Guarantor. (c) No payment made by the Borrower or any other Person or received or collected by any Guaranteed Party by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment remain liable for the full amount of Guaranteed Obligations which remain outstanding from time to time until the Discharge of the Guaranteed Obligations. (d) Without limiting the generality of the foregoing, the Guarantor agrees that its Guaranteed Obligations, and any security interest in respect thereof, shall not be affected by,

4 US-DOCS\157998491.5 and shall remain in full force and effect without regard to, and hereby waives all, rights, claims or defenses that it might otherwise have (now or in the future) with respect to each of the following (whether or not the Guarantor has knowledge thereof): (i) the validity or enforceability of the Credit Agreement, any other Loan Document, any of the Guaranteed Obligations or any guarantee or right of offset with respect thereto at any time or from time to time held by any Guaranteed Party; (ii) any renewal, extension or acceleration of, or any increase in the amount of the Guaranteed Obligations, or any amendment, supplement, modification or waiver of, or any consent to departure from, the Loan Documents; (iii) any failure, omission or delay in enforcement (by agreement or otherwise), or the stay or enjoining (by court order, operation of law or otherwise) of the exercise of enforcement, of any claim or demand or any right, power or remedy (whether arising under any Loan Documents, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any guaranty, agreement, Collateral or other security relating thereto; (iv) any change, reorganization or termination of the corporate structure or existence of Borrower or any other guarantor or any of their Subsidiaries and any corresponding restructuring of the Guaranteed Obligations; (v) any settlement, compromise, release, subordination or discharge of, or acceptance or refusal of any offer of payment or performance with respect to, or any substitutions for, the Guaranteed Obligations; (vi) the validity, perfection, non-perfection or lapse in perfection, priority or avoidance of any security interest or lien, the release of any or all collateral securing, or purporting to secure, the Guaranteed Obligations or any other impairment of such collateral; (vii) any exercise of remedies with respect to the Collateral or any other security for the Guaranteed Obligations at such time and in such order and in such manner as the Agent and the Guaranteed Parties may decide, whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that the Guarantor would otherwise have and, without limiting the generality of the foregoing or any other provisions hereof, the Guarantor hereby expressly waives any and all benefits which might otherwise be available to such Guarantor under applicable law; and (viii) any other circumstance whatsoever which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guaranteed Obligations or which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any other guarantor for the Guaranteed Obligations, or of the Guarantor under the guarantee contained in this Section 2 or of any security interest granted by the Guarantor, whether in a Bankruptcy Event or in any other instance.

5 US-DOCS\157998491.5 (e) In addition the Guarantor further waives any and all other defenses, set- offs or counterclaims (other than a defense of payment or performance in full hereunder) which may at any time be available to or be asserted by it, the Borrower or any other guarantor or Person against any Guaranteed Party, including, without limitation, failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury. 2.4 Rights of Reimbursement, Contribution and Subrogation. If any payment is made on account of the Guaranteed Obligations by the Guarantor or is received or collected on account of the Guaranteed Obligations from the Guarantor or its property: (a) If such payment is made by the Guarantor or from its property in respect of the Guaranteed Obligations of the Borrower, such Guarantor shall, subject to the terms of this Section 2.4, be entitled to contribution in respect of such payment and, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, shall be entitled (A) to demand and enforce reimbursement for the full amount of such payment from each other guarantor, and (B) to demand and enforce contribution in respect of such payment from each other guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each guarantor pays its fair share of such payment. For this purpose, the fair share of each guarantor shall be determined based on an equitable apportionment among all guarantors (other than the guarantor whose primary obligations were so guaranteed by the other guarantors) based on the relative value of their assets and any other equitable considerations deemed appropriate by the court. For purposes of the foregoing, all guarantees of such guarantor other than the guarantee under Section 2 hereof will be deemed to be enforceable and payable after the guaranty under Section 2 hereof. (b) If and whenever any right of reimbursement or contribution becomes enforceable by the Guarantor against the Borrower or any other guarantor whether under Section 2.4(a) or otherwise, the Guarantor shall be entitled, subject to and upon (but not before) a Discharge of the Guaranteed Obligations, to be subrogated to any security interest that may then be held by the Agent upon any collateral securing or purporting to secure any of the Guaranteed Obligations. Any right of subrogation of the Guarantor shall be enforceable solely after a Discharge of the Guaranteed Obligations and solely against the other guarantors, and not against the Guaranteed Parties, and neither the Agent nor any other Guaranteed Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any collateral securing or purporting to secure any of the Guaranteed Obligations for any purpose related to any such right of subrogation. (c) All rights and claims arising under this Section 2.4 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of the Guarantor as to any payment on account of either (x) the Guaranteed Obligations or (y) any other obligation that is secured by any collateral that also secures or purports to secure any of the Guaranteed Obligations, in each case made by it or received or collected from its property shall be fully subordinated to the Guaranteed Obligations in all respects prior to the Discharge of the Guaranteed Obligations. Until Discharge of the Guaranteed Obligations, the Guarantor shall not demand or receive any collateral security,

6 US-DOCS\157998491.5 payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to the Guarantor in any bankruptcy case, receivership, or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Agent, for application to the payment of the Guaranteed Obligations. If any such payment or distribution is received by the Guarantor, it shall be held by such Guarantor in trust, as trustee of an express trust for the benefit of the Guaranteed Parties, and shall forthwith be transferred and delivered by such Guarantor to the Agent, in the exact form received and, if necessary, duly endorsed. (d) The obligations of the Guarantors under this Guaranty and the other Loan Documents, including their liability for the Guaranteed Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectability or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.4 or otherwise. The invalidity, insufficiency, unenforceability or uncollectability of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Guaranteed Party against any Guarantor or its property. The Guaranteed Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right. 2.5 Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off, defense or counterclaim in Dollars in immediately available funds at the office of the Agent. 2.6 Subordination of Other Obligations. Any Indebtedness of the Borrower now or hereafter held by the Guarantor (the “Obligee Guarantor”), whether as original creditor, assignee, or by way of contribution, subrogation, restitution or otherwise, is hereby subordinated in right of payment to the Guaranteed Obligations, and any such Indebtedness collected or received by the Obligee Guarantor shall be held in trust for the Agent on behalf of the Guaranteed Parties and shall forthwith be paid over to the Agent for the benefit of the Guaranteed Parties to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of the Obligee Guarantor under any other provision hereof. 2.7 Financial Condition of Borrower and other Guarantors. Any Advance may be made to the Borrower or continued from time to time, without notice to or authorization from the Guarantor regardless of the financial or other condition of Borrower or any other guarantor at the time of any such grant or continuation. No Guaranteed Party shall have any obligation to disclose or discuss with the Guarantor its assessment, or the Guarantor’s assessment, of the financial condition of the Borrower or any other guarantor. The Guarantor has adequate means to obtain information from the Borrower and each other guarantor on a continuing basis concerning the financial condition of the Borrower and each other guarantor and its ability to perform its obligations under the Loan Documents, and the Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and each other Loan Party and each other guarantor and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby waives and relinquishes any duty on the part of any Guaranteed Party to disclose any matter, fact or thing relating to the business, operations

7 US-DOCS\157998491.5 or condition of the Borrower or any other guarantor now known or hereafter known by any Guaranteed Party. 2.8 Bankruptcy, Etc. Until a Discharge of the Guaranteed Obligations, the Guarantor shall not, without the prior written consent of the Agent, commence or join with any other person in commencing any Bankruptcy Event of or against the Borrower. The obligations of the Guarantor hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or Bankruptcy Event, voluntary or involuntary, involving the Borrower or by any defense which the Borrower may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. To the fullest extent permitted by law, the Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Agent, or allow the claim of the Agent in respect of, any interest, fees, costs, expenses or other Guaranteed Obligations accruing or arising after the date on which such case or proceeding is commenced. 2.9 Duration of Guarantee, Discharge of Guarantee Upon Sale of Guarantor. (a) Except as provided in Section 2.9(b) below, and subject to Section 2.10 below, the guarantee contained in this Section 2 shall remain in full force and effect until the Discharge of the Guaranteed Obligations. (b) At such time as there has been a Discharge of the Guaranteed Obligations, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and the Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of the Guarantor following any such termination, the Agent shall execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination. 2.10 Reinstatement. If at any time payment of any of the Guaranteed Obligations or any portion thereof is rescinded, disgorged or must otherwise be restored or returned by any Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of its property, or otherwise, or if any Guaranteed Party repays, restores, or returns, in whole or in part, any payment or property previously paid or transferred to the Guaranteed Party in full or partial satisfaction of any Guaranteed Obligation, because the payment or transfer or the incurrence of the obligation is so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively a “Voidable Transfer”), or because such Guaranteed Party elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, and as to all reasonable costs, expenses and attorney’s fees of the Guaranteed Party related thereto, the liability of the Guarantor hereunder will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

8 US-DOCS\157998491.5 SECTION 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GUARANTOR. 3.1 Representations and Warranties. The Guarantor represents and warrants to the Guaranteed Parties on the Closing Date that the representations and warranties set forth in Sections 4.01, 4.02, 4.03, 4.04, 4.05(b), 4.07 and 4.09 of the Credit Agreement, each of which is incorporated herein by reference to apply to the Guarantor, mutatis mutandis, are true and correct in all material respects, except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Guaranteed Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each such reference in each such representation and warranty to any Borrower’s knowledge shall, for the purposes of this Section 3.1, be deemed to be a reference to such Guarantor’s knowledge. SECTION 4 POWER OF ATTORNEY AND FURTHER ASSURANCES 4.1 Agent’s Appointment as Attorney-in-Fact, Etc. The Guarantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Guarantor and in the name of the Guarantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. 4.2 Further Assurances. The Guarantor agrees that from time to time, at the expense of such Guarantor, it shall promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Agent may reasonably request, in order to ensure that the Guaranteed Parties receive the intended benefits hereof or to enable the Agent to exercise and enforce its rights and remedies hereunder. SECTION 5 APPLICATION OF PROCEEDS The Agent shall apply any proceeds of the guarantee set forth herein in the following order: First, to the Agent to pay incurred and unpaid fees and expenses under the Loan Documents; Second, to the Administrative Agent in respect of Obligations then due and owing and remaining unpaid for application by the Administrative Agent in accordance with the terms of the Credit Agreement; and

9 US-DOCS\157998491.5 Third, any balance of such proceeds remaining after a Discharge of the Guaranteed Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. SECTION 6 THE COLLATERAL AGENT 6.1 Authority of Agent. (a) The Guarantor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Guaranteed Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Guaranteed Parties with full and valid authority so to act or refrain from acting, and Guarantor shall be under no obligation, or entitlement, to make any inquiry respecting such authority. (b) The Agent has been appointed to act as Agent hereunder by the Lenders and, by their acceptance of the benefits hereof, the other Guaranteed Parties. The Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Agreement and the Credit Agreement. The provisions of the Credit Agreement relating to the Agent, including without limitation, the provisions relating to resignation or removal of the Agent (subject to Section 6.2(e) hereof) and the powers and duties and immunities of the Agent, are incorporated herein by this reference and shall survive any termination of the Credit Agreement. 6.2 Exculpation of the Agent. (a) The Agent shall not be responsible to any Guaranteed Party for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or for any representations, warranties, recitals or statements made herein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Agent to the Guaranteed Parties or by or on behalf of any Guaranteed Party to the Agent or any Guaranteed Party in connection with the transactions contemplated hereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Guaranteed Obligations, nor shall the Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing. (b) Neither the Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Guaranteed Parties for any action taken or omitted by the Agent under or in connection herewith except to the extent caused solely and proximately by the Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Agent shall be entitled to refrain from any act or the taking of any action in connection herewith or from the exercise of any power,

10 US-DOCS\157998491.5 discretion or authority vested in it hereunder or thereunder unless and until the Agent shall have been instructed in respect thereof by the Controlling Parties and, upon such instruction, the Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such written instructions. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Guarantor and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Guaranteed Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the Credit Agreement. (c) Without limiting the indemnification provisions of the Credit Agreement, each of the Guaranteed Parties not party to the Credit Agreement severally agrees to indemnify the Agent, to the extent that the Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in exercising its powers, rights and remedies or performing its duties hereunder or otherwise in its capacity as the Agent in any way relating to or arising out of this Agreement; provided, no such Guaranteed Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely and proximately from the Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts insufficiently indemnified against until such additional indemnity is furnished. (d) No direction given to the Agent which imposes, or purports to impose, upon the Agent any obligation not set forth in or arising under this Agreement shall be binding upon the Agent. (e) The Agent may resign at any time in accordance with Section 8.06 of the Credit Agreement. After the Agent’s resignation in accordance with Section 8.06 of the Credit Agreement, the provisions of Section 6 hereof and of Article VIII of the Credit Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Upon the acceptance of any appointment as the Agent by a successor Agent in accordance with Section 8.06 of the Credit Agreement, the retiring Agent shall promptly transfer all Collateral within its possession or control to the possession or control of the successor Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Agent to the successor Agent. 6.3 Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers under this Agreement by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. All of the rights,

11 US-DOCS\157998491.5 benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 6 shall apply to any such sub-agent and to any of the Affiliates of the Agent and any such sub-agents, and shall apply to their respective activities as if such sub-agent and Affiliates were named herein in connection with the transactions contemplated hereby and by the Security Documents. Notwithstanding anything herein to the contrary, each sub-agent appointed by the Agent or Affiliate of the Agent or Affiliate of any such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of the Loan Parties and the Guaranteed Parties, and such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub- agent or Affiliate acting in such capacity. SECTION 7 MISCELLANEOUS 7.1 Amendments in Writing. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.03 of the Credit Agreement. 7.2 Notices. All notices, requests and demands to or upon the Agent or the Guarantor hereunder shall be effected in the manner provided for in Section 9.09 of the Credit Agreement; provided that any such notice, request or demand to or upon the Guarantor shall be addressed to such Guarantor at its notice address as set forth below each party’s name on the signature pages hereto, or at such other address as may be designated by such party in a written notice to all other parties. 7.3 No Waiver by Course of Conduct; Cumulative Remedies. No Guaranteed Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Guaranteed Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 7.4 Enforcement Expenses; Indemnification. (a) The Guarantor agrees to pay or reimburse each Guaranteed Party for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guaranty and the other Loan Documents to which such Guarantor is a party,

12 US-DOCS\157998491.5 including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Guaranteed Party and of counsel to the Agent. (a) The Guarantor agrees to pay, and save the Guaranteed Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the collateral securing the Guaranteed Obligations or in connection with any of the transactions contemplated by the Credit Agreement. (b) The Guarantor agrees to pay, and to save the Guaranteed Parties (including all Indemnitees pursuant to Section 9.02 of the Credit Agreement), harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty to the extent the Borrower would be required to do so pursuant to Section 9.02 of the Credit Agreement (it being understood and agreed that the indemnification obligations set forth in this Section 7.4(b) shall apply to the Guaranteed Parties to the same extent that they apply to the Agent and the Lenders under the Credit Agreement). (c) The Guarantor agrees that the provisions of Section 2.13 of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, and each Guaranteed Party shall be entitled to rely on each of them as if they were fully set forth herein. (d) The agreements in this Section shall survive repayment of the Guaranteed Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents. 7.5 Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Guaranteed Parties and their successors and assigns; provided that Guarantor shall not assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Agent and any such assignment, transfer or delegation without such consent shall be null and void. 7.6 Set-Off. The Guarantor hereby irrevocably authorizes each Guaranteed Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by the Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Guaranteed Party may elect, against and on account of the obligations and liabilities of such Guarantor to such Guaranteed Party hereunder and claims of every nature and description of such Guaranteed Party against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Guaranteed Party may elect, whether or not any Guaranteed Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Guaranteed Party exercising any right of set-

13 US-DOCS\157998491.5 off shall notify such Guarantor promptly of any such set-off and the application made by such Guaranteed Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guaranteed Party may have. 7.7 Counterparts. This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Guaranty by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. 7.8 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. 7.9 Section Headings. The section headings and Table of Contents used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken in consideration in the interpretation hereof. 7.10 Integration; Conflicts. This Guaranty represents the agreement of the Guarantor, the Agent and the other Guaranteed Parties with respect to the subject matter hereof, and supercedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. There are no promises, undertakings, representations or warranties by the Agent or any other Guaranteed Party relative to the subject matter hereof not expressly set forth or referred to herein. 7.11 GOVERNING LAW. THIS GUARANTY AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS GUARANTY (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW. 7.12 Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general

14 US-DOCS\157998491.5 jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, and of the United States of America for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof; (b) agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court; (c) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Guaranty shall affect any right that any Guaranteed Party may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or any of its assets in the courts of any jurisdiction; (d) waives to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Guaranty in any court referred to in paragraph (a) of this section (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court); (e) consents to service of process in the manner provided in Section 9.16 of the Credit Agreement (and agrees that nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by applicable law); and (f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages. 7.13 Acknowledgments. The Guarantor hereby acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Loan Documents to which it is a party; (b) no Guaranteed Party has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Guarantor, on the one hand, and the Guaranteed Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the parties hereto. 7.14 [Reserved]. 7.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED

15 US-DOCS\157998491.5 HEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. [This Space Intentionally Left Blank]

[Signature Page to Guaranty Agreement] IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty Agreement to be duly executed and delivered as of the date first above written. GUARANTOR: ENERGY VAULT HOLDINGS, INC. By:______________________________________ Name: Title: [NOTICE ADDRESS] AGENT: JEFFERIES FINANCE LLC, as Agent By:______________________________________ Name: Title: [NOTICE ADDRESS]

C-1 US-DOCS\157810891.6 EXHIBIT C FORM OF NOTE $[__________] [__] [__], 20[__] For value received, the undersigned CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company (“Borrower”), hereby promises to pay to [__] or its registered assigns (“Payee”) the principal amount of _________________________ AND NO/100 DOLLARS ($_________________) or, if less, the aggregate outstanding principal amount of the Advances (as defined in the Credit Agreement referred to below) made by the Payee to the Borrower, together with interest on the unpaid principal amount of the Advances from the date of such Advances until such principal amount is paid in full in cash, at such interest rates, and at such times, as are specified in the Credit Agreement (as defined below). The Borrower may make prepayments on this Note in accordance with the terms of the Credit Agreement. This Note is one of the Notes referred to in, and is entitled to the benefits of, and is subject to the terms of, that certain Credit Agreement dated as of March 31, 2025 (as the same may be amended, restated, or modified from time to time, the “Credit Agreement”), among the Borrower, the lenders party thereto (the “Lenders”), and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for such Lenders. Capitalized terms used in this Note that are defined in the Credit Agreement and not otherwise defined in this Note have the meanings assigned to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of the Advances by the Payee to the Borrower in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Note, and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events of default stated in the Credit Agreement and for optional and mandatory prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Both principal and interest are payable in lawful money of the United States of America to the Administrative Agent at the location or address specified in writing by the Administrative Agent to the Borrower in same day funds. The Payee shall record payments of principal made under this Note, but no failure of the Payee to make such recordings shall affect the Borrower’s repayment obligations under this Note. This Note is secured by the Security Instruments and guaranteed pursuant to the terms of the Guaranty. This Note is made expressly subject to the terms of Sections 9.10 and 9.11 of the Credit Agreement. Except as specifically provided in the Credit Agreement, the Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration and any other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights. In the event of any explicit or implicit conflict between any provision of this Note and any provision of the Credit Agreement, the terms of the Credit Agreement shall be controlling.

C-2 US-DOCS\157810891.6 THIS NOTE AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO ANY OTHER CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. BORROWER: CALISTOGA RESILIENCY CENTER, LLC By: Name: Title:

D-1 US-DOCS\157810891.6 EXHIBIT D FORM OF NOTICE OF BORROWING [Date] Jefferies Finance LLC, as Administrative Agent 520 Madison Avenue New York, NY 10022 Attention: Account Manager – Energy Vault E-mail: JFIN.Admin@jefferies.com Ladies and Gentlemen: The undersigned, Calistoga Resiliency Center, LLC, a Delaware limited liability company (“Borrower”), (a) refers to the Credit Agreement dated as of March 31, 2025 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”; the defined terms of which are used in this Notice of Borrowing as defined therein unless otherwise defined in this Notice of Borrowing), among the Borrower, the lenders party thereto from time to time (the “Lenders”), and Jefferies Finance LLC, as Administrative Agent and Collateral Agent, and (b) certifies that it is authorized to execute and deliver this Notice of Borrowing. The Borrower hereby gives you irrevocable notice pursuant to Section 2.02(a) of the Credit Agreement that the undersigned hereby requests a Borrowing, and in connection with that request sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.02(a) of the Credit Agreement: (a) The Business Day of the Proposed Borrowing is [ ] [__], 20[ ]. (b) The aggregate amount of the Proposed Borrowing is $[ ]. (c) Location and number of account to which proceeds are to be disbursed: ____________________ ____________________ ____________________ [Signature page follows.]

D-2 US-DOCS\157810891.6 Very truly yours, CALISTOGA RESILIENCY CENTER, LLC By: Name: Title:

E-1 US-DOCS\157810891.6 EXHIBIT E [Reserved]

F-1 US-DOCS\157810891.6 EXHIBIT F FORM OF SECURITY AGREEMENT

Execution Version 1 US-DOCS\157874928.4 COLLATERAL AGREEMENT Dated as of March 31, 2025 THIS COLLATERAL AGREEMENT (this “Collateral Agreement”) is executed and delivered as of the date above by CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company (the “Pledgor”), in favor of JEFFERIES FINANCE LLC, (“Jefferies”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for the lenders (the “Lenders”) from time to time parties to the Credit Agreement (as defined below) and the other Secured Parties (as defined in the Credit Agreement). Reference is made to that certain Credit Agreement, dated as of the date hereof, by and among the Pledgor, as the borrower, the Lenders from time to time party thereto, Jefferies, as administrative agent and collateral agent (as amended, restated, amended and restated, increased, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement, or if not defined therein, in the UCC. 1. Acknowledgement. The Pledgor hereby acknowledges and confirms that it is receiving a direct or indirect benefit from the Advances under the Credit Agreement, and that the grant of the security interest in the Collateral (as defined below) hereunder and the execution of this Collateral Agreement is a condition to the extension of any Advances. 2. Pledge. In order to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Obligations, the Pledgor hereby grants to the Collateral Agent and pledges, charges, mortgages, assigns by way of security and creates a security interest in, all of its right, title and interest, in, to and under the following, whether now existing or hereafter acquired or arising and wherever located, for the benefit of the Secured Parties (collectively, the “Collateral”): (a) deposit account number 174669-002, established and maintained at Wilmington Trust, National Association (the “Depositary Bank”), as depositary bank, and any extensions or renewals thereof, if the account is one which may be extended or renewed, and any successor, renumbered or substitute accounts (the “Deposit Account”); (e) all of the Pledgor’s right, title, and interest (whether now existing or hereafter created or arising) in and to the Deposit Account and all sums or other property now or at any time hereafter on deposit therein, credited thereto, or payable thereon; and (f) all proceeds and products of the foregoing, and all instruments, documents, certificates, and other writings evidencing the foregoing or held therein. 3. Representations and Warranties. The Pledgor hereby represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, that: (a) Subject to the Collateral Agent’s rights hereunder and under that certain Blocked Deposit Account Control Agreement, dated as of the date hereof, by and among the Pledgor, the Collateral Agent and the Depositary Bank (the “Control Agreement”) with respect to

2 US-DOCS\157874928.4 the Deposit Account, the Pledgor is the sole owner of the Deposit Account and has authority to execute and deliver this Collateral Agreement. (b) Upon the execution and delivery of this Collateral Agreement, together with the Control Agreement, the Collateral Agent will have a perfected security interest (for the benefit of the Secured Parties) and “control” (within the meaning of Article 9 of the Uniform Commercial Code as in effect in the State of New York from time to time (the “UCC”)) of the Deposit Account. 4. Remedies. (a) The Collateral Agent and the Secured Parties shall have all rights, remedies and recourse granted in the Loan Documents and any other instruments executed to provide security for or in connection with the payment and performance of the Obligations or existing at common law or equity (including those granted by the UCC, and the right of offset). (b) Without limiting the generality of Section 4(a), if an Event of Default shall occur and be continuing and unless and until the Commitments have been terminated and all Obligations (other than any contingent reimbursement and indemnification obligations in respect of which no claim for payment has been made) have been paid in full in cash (such date, the “Termination Date”), the Collateral Agent, subject to the limitations set forth in the Loan Documents without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances (i) demand payment and performance of all due and payable Obligations from the funds in or credited to the Deposit Account; (ii) withdraw, collect, and receive any and all funds on deposit in or payable to the Deposit Account; (iii) withdraw funds from the Deposit Account and apply all or any portion of the funds in or credited to the Deposit Account to the Obligations; and (iv) surrender or present for notation of withdrawal the passbook, certificate, or other documents issued to the Pledgor in connection with the Deposit Account; (c) To the extent permitted by any Requirement of Law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by the Collateral Agent of any of its rights hereunder. (d) Notwithstanding a foreclosure upon any of the Collateral or the exercise of any other remedy by the Collateral Agent on behalf of the Secured Parties, upon the occurrence and during the continuance of an Event of Default and until the Termination Date has occurred: (i) the Pledgor shall not be subrogated thereby to any rights of the Collateral Agent for the benefit of the Secured Parties against the Collateral or any other security for the Obligations, or the Pledgor, or any property of the Pledgor; (ii) the Pledgor shall not be deemed to be the owner of any interest in the Obligations; and (iii) the Pledgor shall not exercise any rights or remedies

3 US-DOCS\157874928.4 with respect to the Pledgor or the Collateral or any other security for the Obligations or any of them or the property of the Pledgor except to the extent expressly set forth in the Credit Agreement or herein, or unless otherwise requested in writing to do so by the Collateral Agent. (e) The remedies given to the Collateral Agent on behalf of the Secured Parties hereunder (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against the Pledgor and any other party obligated under the Obligations, or against the Collateral, or any of such Collateral, or any other security for the Obligations, or any of them, at the sole discretion of the Collateral Agent, on behalf of the Secured Parties; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by the Pledgor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; (iv) are intended to be and shall be, non-exclusive; and (v) are cumulative and in addition to any and all other rights which the Collateral Agent on behalf of the Secured Parties may have against the Pledgor or any other Person, at law or in equity, including exoneration and subrogation, or by virtue of any other agreement. 5. Power of Attorney. The Pledgor hereby irrevocably constitutes and appoints the Collateral Agent with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Collateral Agent’s reasonable discretion and subject to the last paragraph of this Section 5, for the purpose of carrying out the terms of this Collateral Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Collateral Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Collateral Agent the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to do the following: (a) in the name of the Pledgor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under or with respect to any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise reasonably deemed appropriate by the Collateral Agent for the purpose of collecting any and all such monies due under or with respect to any Collateral whenever payable; (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; (c) to execute, in connection with any sale provided for in Section 4, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; (d) to commence and prosecute any claims, suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral due to the

4 US-DOCS\157874928.4 Pledgor or any portion thereof and to enforce any other right in respect of any Collateral; (e) to defend any claim, suit, action or proceeding brought against the Pledgor with respect to any Collateral; (f) to settle, compromise or adjust any such claim, suit, action or proceeding with respect to the Collateral, and, in connection therewith to give such discharges or releases as the Collateral Agent may deem appropriate; (g) in the name of the Pledgor or its own name, or otherwise, to execute and deliver all documents and do all things that the Collateral Agent considers to be reasonably required to carry out the acts and exercise the powers set forth in Sections 4(b); and (h) generally, to sell, transfer, pledge, charge, mortgage, assign by way of security and make any agreement with respect to or otherwise deal with any of the Collateral in a manner provided for herein as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and the Pledgor’s reasonable expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, perfect, preserve or realize upon the Collateral and the Collateral Agent’s Liens thereon and to effect the intent of this Collateral Agreement, all as fully and effectively as the Pledgor might do. Notwithstanding anything in this Section 5 to the contrary, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 5 unless an Event of Default has occurred and is continuing. The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable unless and until the Termination Date has occurred. 6. Pledgor’s Receipt of Funds. Should any funds required by the Credit Agreement or by this Collateral Agreement to be deposited into the Deposit Account be received by the Pledgor, such funds shall immediately upon receipt become subject to the Lien hereof and while in the hands of the Pledgor be segregated from all other funds of the Pledgor and be held in trust for the Collateral Agent, for the benefit of the Secured Parties. The Pledgor shall have absolutely no dominion or control over such funds except to (a) immediately deposit such funds into the Deposit Account; and (b) direct disposition of the funds in the Blocked Account pursuant to Section 2.02 of the Credit Agreement upon satisfaction of the conditions precedent set forth in Section 3.02 in the Credit Agreement. 7. Covenants. The Pledgor hereby agrees that it shall not (a) close the Deposit Account without the prior written consent of the Collateral Agent, or (b) establish any “controlled balance accounts” or “linked accounts” with respect to the Deposit Account without the prior written consent of the Collateral Agent. The Pledgor shall maintain the Deposit Account only with financial institutions that have agreed to comply with entitlement orders and instructions issued or originated by the Collateral Agent without further consent of the

5 US-DOCS\157874928.4 Pledgor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent. 8. Liability. Neither the Collateral Agent nor the Secured Parties shall be liable or responsible in any way for (a) any depreciation in the value of the Collateral nor have any duty or responsibility whatsoever to take any steps to preserve any rights of the Pledgor in the Collateral or (b) any loss of interest on or any penalty or charge assessed against funds in, payable on, or credited to the Deposit Account as a result of the Collateral Agent or any Secured Party exercising any of its rights or remedies under this Collateral Agreement, except, in each case, for gross negligence or willful misconduct by the Collateral Agent or such Secured Party. 9. Notices. All notices and other communications to or upon the Collateral Agent or the Pledgor under this Collateral Agreement shall be effected in the manner provided for in Section 9.09 of the Credit Agreement. 10. Successor Collateral Agent; Required Lenders. Reference is hereby made to Article VIII of the Credit Agreement for the terms and conditions upon which a successor Collateral Agent hereunder may be appointed. Wherever the words “Collateral Agent” are used herein, the same shall mean the Collateral Agent named in the first paragraph of this Collateral Agreement or the successor Collateral Agent at the time in question. In the event there is no Person acting in the capacity of the Collateral Agent, the Required Lenders may exercise all rights of the Collateral Agent hereunder. 11. Financing Statements. Pursuant to any applicable law, the Pledgor authorizes the Collateral Agent to file, transmit, communicate or record, as applicable, financing statements, amendments thereto and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this Collateral Agreement. The Pledgor authorizes the Collateral Agent (i) to use any description which reasonably approximates the description of the Collateral contained in this Collateral Agreement in any such financing statement and (ii) to use any information required by part 5 of Article 9 of the New York UCC for the sufficiency or filing office acceptance. The Pledgor hereby ratifies and authorizes the filing by the Collateral Agent of any and all financing statements or amendments in any jurisdiction with respect to the Collateral made prior to the date hereof. 12. Successors and Assigns. This Collateral Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Secured Parties and their successors and assigns; provided that (a) the Pledgor may not assign, transfer or delegate any of its rights or obligations under this Collateral Agreement without the prior written consent of the Collateral Agent and any such assignment, transfer or delegation without such consent shall be null and void and (b) the Collateral Agent shall only transfer or assign its rights under this Collateral Agreement in connection with a resignation or removal of such Person from its capacity as “Collateral Agent” in accordance with the terms of this Collateral Agreement and each other Loan Document.

6 US-DOCS\157874928.4 13. Multiple Counterparts. This Collateral Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective when it shall have been executed by the Pledgor and the Collateral Agent and when the Collateral Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed signature page to this Collateral Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Collateral Agreement. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document signed or to be signed in connection with this Collateral Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 14. Governing Law. THE VALIDITY OF THIS COLLATERAL AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. 15. Choice of Forum; Consent to Service of Process and Jurisdiction; Waiver of Trial by Jury. (a) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COLLATERAL AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR, THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY

7 US-DOCS\157874928.4 RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 15. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS COLLATERAL AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS COLLATERAL AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS COLLATERAL AGREEMENT AGAINST ANY OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PLEDGOR, THE COLLATERAL AGENT, AND EACH OTHER SECURED PARTY HEREBY WAIVES THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS COLLATERAL AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). THE PLEDGOR, THE COLLATERAL AGENT, AND EACH OTHER SECURED PARTY REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS COLLATERAL AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. (d) Each party to this Collateral Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.09 of the Credit Agreement. Nothing in this Collateral Agreement will affect the right of any party to this Collateral Agreement to serve process in any other manner permitted by law. 16. Waiver; Etc.

8 US-DOCS\157874928.4 (a) No delay or omission on the part of the Collateral Agent or the Secured Parties in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. (b) The Collateral Agent’s and each other Secured Party’s rights hereunder shall not be released, diminished, impaired, reduced or adversely affected by: (i) the renewal, extension, modification, amendment or alteration of any Loan Document or any related document or instrument in accordance with the terms thereof; (ii) any adjustment, indulgence, delay, omission, forbearance or compromise that might be granted or given by the Collateral Agent or the Secured Parties to any primary or secondary obligor or in connection with any security for the Obligations; (iii) any full or partial release of any of the foregoing (except to the extent released pursuant to the terms and conditions set forth in the Loan Documents); or (iv) notice of any of the foregoing. 17. Term of Agreement. On the Termination Date, (a) this Collateral Agreement shall automatically terminate and be of no further force or effect, (b) the Collateral shall automatically revert to the Pledgor with no further action on the part of the Pledgor, and (c) the Collateral Agent, on behalf of the Secured Parties, (i) shall promptly provide the Pledgor, at its sole cost and expense, proper instruments acknowledging the termination of this Collateral Agreement and all releases or other documents reasonably necessary or desirable for the release of the Collateral, and (ii) authorizes the Pledgor to prepare and file termination statements, in form and substance reasonably satisfactory to Collateral Agent, terminating all filings filed of record in connection with this Collateral Agreement. 18. Reinstatement. The Pledgor agrees that this Collateral Agreement and the grant of security interest to the Collateral Agent in the Collateral hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy, insolvency, dissolution, liquidation or reorganization of the Pledgor, any guarantor of the Obligations or any other grantor of collateral securing the Obligations or otherwise. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Signature Page to Collateral Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Collateral Agreement to be duly executed as of the day and year first above written. PLEDGOR: CALISTOGA RESILIENCY CENTER, LLC By: __________________________________ Name: Title:

[Signature Page to Collateral Agreement] ACCEPTED AND AGREED BY: COLLATERAL AGENT: JEFFERIES FINANCE LLC By: Name: Title:

G-1-1 US-DOCS\157810891.6 EXHIBIT G-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 31, 2025 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Calistoga Resiliency Center, LLC, a Delaware limited liability company (the “Borrower”), the lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Pursuant to the provisions of Section 2.13(f)(ii)(B) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Advance(s) (as well as any Note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form), as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date:

G-2-1 US-DOCS\157810891.6 EXHIBIT G-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 31, 2025 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Calistoga Resiliency Center, LLC, a Delaware limited liability company (the “Borrower”), the lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Pursuant to the provisions of Section 2.13(f)(ii)(B) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form), as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date:

G-3-1 US-DOCS\157810891.6 EXHIBIT G-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 31, 2025 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Calistoga Resiliency Center, LLC, a Delaware limited liability company (the “Borrower”), the lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Pursuant to the provisions of Section 2.13(f)(ii)(B) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form), as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form), as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify such Lender in writing and deliver promptly to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender) or promptly notify such Lender in writing of its inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibit G-3-2 US-DOCS\157810891.6 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date:

G-4-1 US-DOCS\157810891.6 EXHIBIT G-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of March 31, 2025 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Calistoga Resiliency Center, LLC, a Delaware limited liability company (the “Borrower”), the lenders party thereto from time to time, and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Pursuant to the provisions of Section 2.13(f)(ii)(B) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Advance(s) (as well as any Note(s) evidencing such Advance(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Advance(s) (as well as any Note(s) evidencing such Advance(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form), as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor form), as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if a lapse in time or change in circumstances renders the information on this certificate obsolete, expired or inaccurate in any respect, the undersigned shall promptly so inform the Borrower and the Administrative Agent in writing and deliver promptly to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Exhibit G-4-2 US-DOCS\157810891.6 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date:

H-1 US-DOCS\157810891.6 EXHIBIT H FORM OF SOLVENCY CERTIFICATE SOLVENCY CERTIFICATE OF THE BORROWER Pursuant to the Credit Agreement dated as of March 31, 2025, by and among Calistoga Resiliency Center, LLC, a Delaware limited liability company (the “Borrower”), the lenders party thereto from time to time, and Jefferies Finance LLC, as the administrative agent and collateral agent, the undersigned hereby certifies, solely in such undersigned’s capacity as Chief Financial Officer of the Borrower, and not individually, as follows: As of the date hereof, after giving effect to the consummation of the transactions contemplated by the Credit Agreement, including the making of the Advances under the Credit Agreement on the date hereof, and after giving effect to the application of the proceeds of such Advances: a. The fair value of the assets of the Borrower exceeds its liabilities, contingent or otherwise; b. The present fair saleable value of the assets of the Borrower is greater than the amount that will be required to pay the probable liability of its debts as such debts become absolute and matured; c. The Borrower is able to pay its debts and liabilities, contingent or otherwise, as such liabilities mature in the ordinary course of business; and d. The Borrower is not engaged in, and is not about to engage in, business for which it has unreasonably small capital. For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability in light of the facts and circumstances as they currently exist. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The undersigned is familiar with the business and financial position of the Borrower. In reaching the conclusions set forth in this Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Borrower after consummation of the transactions contemplated by the Credit Agreement.

H-1 US-DOCS\157810891.6 IN WITNESS WHEREOF, the undersigned has executed this Certificate in such undersigned’s capacity as Chief Financial Officer of the Borrower, on behalf of the Borrower, and not individually, as of the date first stated above. CALISTOGA RESILIENCY CENTER, LLC By: ____________________________________ Name: Title:

I-1 US-DOCS\157810891.6 EXHIBIT I FORM OF MORTGAGE

RECORDING REQUESTED BY W&S DRAFT AND WHEN RECORDED MAIL TO: 3/13/2025 Winston & Strawn LLP 200 Park Avenue New York, New York 10166 Attention: Jason Goldstein, Esq. APN: 011-260-002 011-260-003 AmericasActive:20959587.4 CALISTOGA RESILIENCY CENTER, LLC, as grantor to CHICAGO TITLE COMPANY, as trustee for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent, as beneficiary LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES, AND FIXTURE FILING Dated: as of [●], 2025 Location: 204 Washington Street Municipality: Calistoga County: Napa State: California

AmericasActive:20959587.4 THIS LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (this “Security Instrument”) is made as of [●], 2025, by CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company, having an office located at 4360 Park Terrace Drive, Suite 100, Westlake Village, California 91361, as grantor (together with its permitted successors and assigns, “Grantor”), as grantor, to CHICAGO TITLE COMPANY, a California corporation, having an office located at [●], as trustee (together with its successors and assigns, “Trustee”), as trustee, for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely in its capacity as collateral agent for each of the Secured Parties (as defined in the Note Purchase Agreement referred to below), with a mailing address at [●] (together with its successors and assigns in such capacity, “Agent”), as beneficiary. All capitalized terms not defined herein shall have the respective meanings set forth in the Note Purchase Agreement (defined below). RECITALS: Grantor is entering into that certain Note Purchase Agreement, dated as of [●], 2025 (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Note Purchase Agreement”), whereby the Grantor has authorized the issuance and sale of $[●] aggregate principal amount of its [●]% Senior Notes due [●] (such notes, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter collectively referred to as the “Notes”) and agreed to issue and sell to each Purchaser (as defined in the Note Purchase Agreement) and each Purchaser has agreed to purchase from the Company, the Notes (as defined in the Note Purchase Agreement) in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule attached thereto, subject to conditions set forth in the Note Purchase Agreement. Grantor has agreed to secure all of its Indebtedness (as defined in the Note Purchase Agreement) by granting to Agent a first priority lien on the Collateral (as defined in the Note Purchase Agreement), and pursuant to the Financing Documents (as defined in the Note Purchase Agreement), Grantor shall execute and deliver this Security Instrument for the benefit of Agent. Article 1 - GRANTS OF SECURITY Section 1.1. Property Mortgaged. Grantor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest to Trustee, its successors and assigns, for the benefit of Agent and its successors and assigns all of its right, title and interest in and to the following property, rights, interests and estates now owned, or hereafter acquired by Grantor (collectively, the “Property”): (a) Land. A leasehold interest created by and contained in the Ground Lease (as defined below) in the real property described in Exhibit A attached hereto and made a part hereof (collectively, the “Land”); (b) Intentionally Deleted;

2 AmericasActive:20959587.4 (c) Ground Lease. Grantor’s interest in that certain Site Lease Agreement dated as of July 18, 2023 between The City of Calistoga, a municipal corporation, as lessor (“Ground Lessor”), and Grantor, as lessee (the “Ground Lease”) and the leasehold estates created thereby in the real property or air rights leased thereby, being more particularly described in Exhibit A attached hereto and made a part hereof (the “Leasehold Estate”); (d) Assignments/Modifications. All assignments, modifications, extensions and renewals of the Ground Lease and all credits, deposits, options, privileges and rights of Grantor as tenant under the Ground Lease, including, but not limited to, rights of first refusal, if any, and the right, if any, to renew or extend the Ground Lease for a succeeding term or terms, and also including all the right, title, claim or demand whatsoever of Grantor either in law or in equity, in possession or expectancy, of, in and to Grantor’s right, as tenant under the Ground Lease, to elect under Section 365(h)(1) of the Bankruptcy Code to terminate or treat the Ground Lease as terminated in the event (i) of the bankruptcy, reorganization or insolvency of the Ground Lessor, and (ii) the rejection of the Ground Lease by Ground Lessor, as debtor in possession, or by a trustee for Ground Lessor, pursuant to Section 365 of the Bankruptcy Code; (e) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land, to the extent owned by Grantor (collectively, the “Improvements”); (f) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Leasehold Estate and the Improvements, including, but not limited to, those arising under and by virtue of the Ground Lease, and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land to the extent of Grantor’s interests therein, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Leasehold Estate and the Improvements, including, but not limited to, those arising under and by virtue of the Ground Lease, and every part and parcel thereof, with the appurtenances thereto; (g) Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furniture, software used in or to operate any of the foregoing and other property of every kind and nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the “Personal Property”), and the right, title and interest of Grantor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted

3 AmericasActive:20959587.4 and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), and all proceeds and products of the above; (h) Leases and Rents. All leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Leasehold Estate and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Grantor of any petition for relief under any Creditors Rights Laws (hereinafter defined) (collectively, the “Leases”) and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Grantor or its agents or employees from any and all sources arising from or attributable to the Property, including, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Grantor and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Grantor of any petition for relief under any Creditors Rights Laws (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt. “Creditors Rights Laws” shall mean applicable bankruptcy, insolvency or other similar laws relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity; (i) Insurance Proceeds. All insurance proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property, to the extent of Grantor’s interest therein (collectively, the “Insurance Proceeds”); (j) Condemnation Awards. All condemnation awards, including interest thereon, which may heretofore and hereafter be made with respect to the Property by reason of any taking or condemnation, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property, to the extent of Grantor’s interest therein (collectively, the “Awards”);

4 AmericasActive:20959587.4 (k) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction, to the extent of Grantor’s interest therein; (l) Intentionally Deleted. (m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Leasehold Estate and any part thereof and any Improvements or any business or activity conducted on the Leasehold Estate and any part thereof and all right, title and interest of Grantor therein and thereunder, to the extent owned by Grantor and assignable to Grantee, including, without limitation, the right, upon the happening of any Event of Default hereunder, to receive and collect any sums payable to Grantor thereunder; (n) Intentionally Deleted. (o) Accounts. All reserves, escrows and deposit accounts maintained by Grantor with respect to the Property, including without limitation, the Accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof; (p) Proceeds. All proceeds of any of the foregoing items set forth in subsections (a) through (o) including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims. (q) Other Rights. Any and all other rights of Grantor in and to the items set forth in subsections (a) through (p) above. Section 1.2. ASSIGNMENT OF RENTS. Grantor hereby absolutely and unconditionally assigns to Agent and Trustee all of Grantor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Note Purchase Agreement and Section 8.1(h) of this Security Instrument, Agent grants to Grantor a revocable license to (i) collect, receive, use and enjoy the Rents and Grantor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Agent for use in the payment of such sums, and (ii) enforce the terms of the Leases. Section 1.3. SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property. By executing and delivering this Security Instrument, Grantor hereby grants to Agent, as security for the Obligations (hereinafter defined), a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

5 AmericasActive:20959587.4 Section 1.4. FIXTURE FILING. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Agent) as set forth in the first paragraph of this Security Instrument. Debtor’s (Grantor’s) organization identification number is [●]. Section 1.5. CONDITIONS TO GRANT. TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Agent and to the use and benefit of Agent and Trustee and their successors and assigns, forever, subject, however to the Permitted Liens; IN TRUST, WITH POWER OF SALE, to secure payment to Agent of the Debt at the time and in the manner provided for its payment in the Notes and in the Note Purchase Agreement; PROVIDED, HOWEVER, these presents are upon the express condition that, if Agent shall be well and truly paid the Debt (other than contingent obligations for indemnification, expense reimbursement, tax gross up or yield protection or similar matters as to which no claim has been made) at the time and in the manner provided the Note Purchase Agreement and this Security Instrument, if Grantor shall well and truly perform the Other Obligations (as defined below) as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Financing Documents (other than contingent obligations for indemnification, expense reimbursement, tax gross up or yield protection or similar matters as to which no claim has been made), these presents and the estate hereby granted shall cease, terminate and be void. Article 2 - DEBT AND OBLIGATIONS SECURED Section 2.1. DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the payment of the outstanding principal amount set forth in, and evidenced by, the Notes together with all interest accrued and unpaid and all other sums due to Agent and the Secured Parties in respect of the Notes under the Note Purchase Agreement, this Security Instrument or any of the other Financing Documents (collectively, the “Debt”). Section 2.2. OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the “Other Obligations”): (a) all other obligations of Grantor contained herein; (b) each obligation of Grantor contained in the Financing Documents; and (c) each obligation of Grantor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Financing Documents. Section 2.3. DEBT AND OTHER OBLIGATIONS. Grantor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.” Section 2.4. PAYMENT OF DEBT. Grantor will pay the Debt at the time and in the manner provided in the Notes and the Note Purchase Agreement and this Security Instrument.

6 AmericasActive:20959587.4 Section 2.5. INCORPORATION BY REFERENCE. All of the covenants, conditions and agreements contained in (a) the Note Purchase Agreement, and (b) any and all of the other Financing Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein. Article 3 - PROPERTY COVENANTS Grantor covenants and agrees that: Section 3.1. INSURANCE. Grantor shall obtain and maintain, or cause to be obtained and maintained, in full force and effect at all times insurance with respect to Grantor and the Property as required pursuant to the Note Purchase Agreement. Section 3.2. TAXES AND OTHER CHARGES. Grantor shall pay all real estate and personal property taxes, assessments, water rates or sewer rents (collectively “Taxes”), ground rents, maintenance charges, impositions (other than Taxes), and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property (collectively, “Other Charges”), now or hereafter levied or assessed or imposed against the Property or any part thereof in accordance with the Note Purchase Agreement. Section 3.3. LEASES. Grantor shall not (and shall not permit any other applicable Person to) enter in any Leases for all or any portion of the Property unless in accordance with the provisions of the Note Purchase Agreement. Section 3.4. WARRANTY OF TITLE. Grantor has good, indefeasible, marketable and insurable title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same. Grantor possesses an unencumbered Leasehold Estate in the Land and the Improvements except for the Permitted Liens (as defined in the Note Purchase Agreement), such other liens as are permitted pursuant to the Financing Documents and the liens created thereby. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, pursuant to the Uniform Commercial Code of the State of California and in the state of Grantor’s organization, will create (a) a legal, valid, and perfected lien on the Property, subject only to Permitted Encumbrances and the liens created by the Financing Documents and (b) a legal, valid, and perfected security interests in and to, and legal, valid, and perfected collateral assignments of, all personalty (including the Leases) which may be perfected by the recording of this Security Instrument or such Uniform Commercial Code financing statements, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other liens as are permitted pursuant to the Financing Documents and the liens created thereby. Grantor shall forever warrant, defend and preserve its interest in the Leasehold Estate and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Agent against the claims of all Persons whomsoever, other than the holders of Permitted Encumbrances. Section 3.5. PAYMENT FOR LABOR AND MATERIALS. Subject to Grantor’s right to contest any Work Charge (defined herein) pursuant to the terms of the Note Purchase Agreement, Grantor will promptly pay (or cause to be paid) when due all bills and costs for labor, materials, and

7 AmericasActive:20959587.4 specifically fabricated materials incurred in connection with the Property (each, a “Work Charge”) and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances. Article 4 - FURTHER ASSURANCES Section 4.1. COMPLIANCE WITH NOTE PURCHASE AGREEMENT. Grantor shall comply with all covenants set forth in the Note Purchase Agreement relating to acts or other further assurances to be made on the part of Grantor in order to protect and perfect the lien or security interest hereof upon, and in the interest of Agent in, the Property. Section 4.2. AUTHORIZATION TO FILE FINANCING STATEMENTS. Grantor hereby authorizes Agent at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property and as necessary or required in connection herewith. For purposes of such filings, Grantor agrees to furnish any information requested by Agent promptly upon request by Agent. Grantor also ratifies its authorization for Agent to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. During the continuance of an Event of Default, Grantor hereby irrevocably constitutes and appoints Agent and any officer or agent of Agent, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor’s own name to execute in Grantor’s name any such documents and otherwise to carry out the purposes of this Section 4.2, to the extent that Grantor’s authorization above is not sufficient and Grantor fails or refuses to promptly execute such documents. This power of attorney is a power coupled with an interest and shall be irrevocable. Article 5 - DUE ON SALE/ENCUMBRANCE Section 5.1. NO SALE/ENCUMBRANCE. Except in accordance with the Financing Documents, Grantor shall not cause or permit a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest in the Property or any part thereof that would violate the terms of the Note Purchase Agreement. Article 6 - PREPAYMENT; RELEASE OF PROPERTY Section 6.1. PREPAYMENT. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Notes and the Note Purchase Agreement. Section 6.2. RELEASE OF PROPERTY. Grantor shall not be entitled to a release of any portion of the Property from the lien of this Security Instrument except in accordance with the terms and conditions of the Note Purchase Agreement, if any.

8 AmericasActive:20959587.4 Article 7 - DEFAULT Section 7.1. EVENT OF DEFAULT. The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Note Purchase Agreement. Article 8 - RIGHTS AND REMEDIES UPON DEFAULT Section 8.1. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, subject to, and in accordance with, the terms of the Note Purchase Agreement and the Financing Documents, Grantor agrees that Agent (acting at the direction of the Required Holders) may or acting by or through Trustee may take such action, without notice or demand, other than notices required by applicable law and/or the Note Purchase Agreement, as it deems advisable to protect and enforce its rights against Grantor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Agent or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Agent or Trustee: (a) declare the entire unpaid Debt then outstanding to be immediately due and payable; (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument in accordance with applicable law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner; (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority; (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law; (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Financing Documents; (f) recover judgment on the Debt either before, during or after any proceedings for the enforcement of this Security Instrument or any of the Financing Documents; (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice to Grantor, which notice Grantor expressly waives, and without regard for the adequacy of the security for the Debt and without regard for the solvency of Grantor, any guarantor or indemnitor of the Notes under the Notes or Note Purchase Agreement or any other Person liable for the payment of the Debt and whose appointment Grantor expressly consents to take possession of and to operate the Property and to collect the Rents and to otherwise protect and preserve the Property;

9 AmericasActive:20959587.4 (h) the license granted to Grantor under Section 1.2 hereof shall automatically be revoked and Agent may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Grantor and its agents therefrom, without liability for trespass, damages or otherwise and exclude Grantor and its agents wholly therefrom, and take possession of all books, records and accounts relating thereto and Grantor agrees to surrender possession of the Property and of such books, records and accounts to Agent upon demand, and thereupon Agent may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Agent deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Grantor to pay monthly in advance to Agent, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Grantor; (vi) require Grantor to vacate and surrender possession of the Property to Agent or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Agent shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable, documented and out-of-pocket attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Agent, its counsel, agents and employees; (i) apply any sums then deposited or held in escrow or otherwise by or on behalf of Agent in accordance with the terms of the Note Purchase Agreement, this Security Instrument or any other Financing Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) insurance premiums; (iii) interest on the unpaid principal balance of the Notes; (iv) amortization of the unpaid principal balance of the Notes; (v) all other sums payable pursuant to the Note Purchase Agreement, this Security Instrument and the other Financing Documents, including without limitation advances made by Agent pursuant to the terms of this Security Instrument; (j) surrender the insurance policies maintained pursuant to the Note Purchase Agreement, collect the unearned insurance premiums for such insurance policies and apply such sums as a credit on the Debt in such priority and proportion as Agent in its discretion shall deem proper, and in connection therewith, Grantor hereby appoints Agent as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Grantor to collect such insurance premiums; (k) apply the undisbursed balance of any deposit made by Grantor with Agent in connection with the restoration of the Property after a casualty thereto or condemnation thereof, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Agent shall deem to be appropriate in its discretion; and/or (l) pursue such other remedies as Agent may have under applicable law.

10 AmericasActive:20959587.4 In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Any determination as to whether an action may be necessary, property or appropriate shall be made by the Required Holders. Section 8.2. APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Agent pursuant to this Security Instrument or the other Financing Documents, may be applied by Agent to the payment of the Debt in such priority and proportions as set forth in the Note Purchase Agreement and the Financing Documents. Section 8.3. RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Agent may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, make any payment or do any act required of Grantor hereunder in such manner and to such extent as Agent may deem necessary to protect the security hereof. Agent or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the documented and out-of-pocket cost and expense thereof (including documented and out- of-pocket attorneys’ fees to the extent permitted by applicable law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Agent upon demand. All such costs and expenses incurred by Agent in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the default rate specified in the Notes and the Note Purchase Agreement (the “Default Rate”), for the period commencing three (3) Business Days after notice from Agent that such cost or expense was incurred to the date of payment to Agent. All such costs and expenses incurred by Agent or Trustee together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Financing Documents and shall be immediately due and payable upon demand by Agent therefor. Section 8.4. ACTIONS AND PROCEEDINGS. During the continuance of any Event of Default, Agent or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Agent in its discretion, decides should be brought to protect its interest in the Property. Section 8.5. RECOVERY OF SUMS REQUIRED TO BE PAID. Agent shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Agent thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced. Section 8.6. OTHER RIGHTS, ETC. (a) The failure of Agent or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Grantor shall not be relieved of Grantor’s obligations hereunder by reason of (i) the failure of Agent or Trustee to comply with any request of Grantor or any guarantor or indemnitor of the Notes under the Note Purchase Agreement to take any action to foreclose this Security

11 AmericasActive:20959587.4 Instrument or otherwise enforce any of the provisions hereof or of the other Financing Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Agent extending the time of payment or otherwise modifying or supplementing the terms of the Note Purchase Agreement, this Security Instrument or the other Financing Documents. It is agreed that the risk of loss or damage to the Property is on Grantor, and Agent shall have no liability whatsoever for decline in the value of the Property, for failure to maintain the insurance policies required to be maintained pursuant to the Note Purchase Agreement, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Agent shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Agent’s possession. (b) Agent may resort for the payment of the Debt to any other security held by Agent in such order and manner as Agent, in its discretion, may elect. Agent or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Agent or Trustee thereafter to foreclose this Security Instrument. The rights of Agent or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others, to the extent permitted by law. No act of Agent or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, to the extent permitted by law. Neither Agent nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity. Section 8.7. RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. In addition to the provisions of Section 6.2 hereof, Agent (acting at the direction of the Required Holders) may release any other portion of the Property for such consideration as Agent may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Agent for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Agent may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property. Section 8.8. RIGHT OF ENTRY. Upon reasonable notice to Grantor, Agent and its agents shall have the right to enter and inspect the Property at all reasonable times. Section 8.9. BANKRUPTCY. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code. If there shall be filed by or against Grantor a petition under the Bankruptcy Code and Grantor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code (defined below), then Grantor shall give Agent not less than ten (10) business days’ prior notice of the date on which Grantor shall apply to the bankruptcy court for authority to reject the Lease. Agent (acting at the direction of the

12 AmericasActive:20959587.4 Required Holders) shall have the right, but not the obligation, to serve upon Grantor within such ten-day period a notice stating that (i) Agent demands that Grantor assume and assign the Lease to Agent pursuant to Section 365 of the Bankruptcy Code and (ii) Agent covenants to cure or provide adequate assurance of future performance under the Lease. If Agent serves upon Grantor the notice described in the preceding sentence, Grantor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Agent of the covenant provided for in clause (ii) of the preceding sentence. Section 8.10. SUBROGATION. If any or all of the proceeds of the Debt have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Agent shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Agent and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of the Other Obligations. Article 9 - WAIVERS Section 9.1. MARSHALLING AND OTHER MATTERS. Grantor hereby waives, to the extent permitted by applicable law, the benefit of all applicable law now or hereafter in force regarding appraisement, valuation, stay, extension, reinstatement and redemption and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Grantor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all Persons to the extent permitted by applicable law. Section 9.2. WAIVER OF NOTICE. Grantor shall not be entitled to any notices of any nature whatsoever from Agent or Trustee except with respect to matters for which this Security Instrument, the Note Purchase Agreement or any other Financing Document specifically and expressly provides for the giving of notice by Agent or Trustee to Grantor and except with respect to matters for which Grantor is not permitted by applicable law to waive its right to receive notice, Grantor hereby expressly waives the right to receive any notice from Agent or Trustee with respect to any matter for which the Note Purchase Agreement, this Security Instrument or any other Financing Document does not specifically and expressly provide for the giving of notice by Agent or Trustee to Grantor. Section 9.3. SOLE DISCRETION OF AGENT. Except as provided in the Note Purchase Agreement, whenever pursuant to this Security Instrument, Agent exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Agent, the decision of Agent (acting at the direction of the Required Holders) to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole (but reasonable) discretion of the Required Holders (acting through the Agent) and shall be final and conclusive.

13 AmericasActive:20959587.4 Section 9.4. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR AND AGENT (BY ITS ACCEPTANCE HEREOF) EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE FINANCING DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GRANTOR AND AGENT, AND IS INTENDED TO ENCOMPASS TO THE EXTENT PERMITTED BY APPLICABLE LAW INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF AGENT AND GRANTOR IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GRANTOR AND AGENT. Section 9.5. WAIVER OF FORECLOSURE DEFENSE. Grantor hereby waives any defense Grantor might assert or have by reason of Agent’s failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Agent. Article 10 - NOTICES Section 10.1. NOTICES. All notices or other written communications hereunder shall be delivered in accordance with the applicable terms and conditions of the Note Purchase Agreement. Notices to the Trustee shall be sent as follows: [●] [●] [●] Article 11 - APPLICABLE LAW Section 11.1. GOVERNING LAW. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located. Section 11.2. PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby. Article 12 - DEFINITIONS Section 12.1. GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may

14 AmericasActive:20959587.4 be used interchangeably in singular or plural form and the word “Grantor” shall mean “each Grantor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Secured Parties” shall mean “each Secured Party any of a Secured Party’s successors and assigns, as permitted under the Notes, the Note Purchase Agreement or any of the Financing Documents”; the word “Note” shall mean “each promissory note issued and sold pursuant to Section 2 or Section 13 of the Note Purchase Agreement and any other evidence of indebtedness secured by the Note Purchase Agreement,” “Trustee” shall mean “Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable, documented and out-of-pocket attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, reasonable fees and disbursements at the pre- trial, trial and appellate levels incurred or paid by Agent in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder. Article 13 - MISCELLANEOUS PROVISIONS Section 13.1. NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor, Agent or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Section 13.2. SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Grantor, Agent and their respective successors and permitted assigns forever. Section 13.3. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note Purchase Agreement, the Notes or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note Purchase Agreement, the Notes and this Security Instrument shall be construed without such provision. Section 13.4. HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. Section 13.5. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Section 13.6. ENTIRE AGREEMENT. This Security Instrument and the other Financing Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Security Instrument and the other Financing Documents. Section 13.7. LIMITATION ON AGENT’S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or

15 AmericasActive:20959587.4 repair of the Property upon Agent, nor shall it operate to make Agent responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Agent a “mortgagee in possession.” Section 13.8. COLLATERAL AGENT. The Agent has participated in this Security Instrument as directed under and in accordance with the Financing Documents and will perform this Security Instrument solely in its capacity as Collateral Agent and not in its individual capacity. In acting pursuant to this Security Instrument Agreement, the Agent shall be afforded all of the rights, powers, protections, immunities and indemnities set forth in the Financing Documents as if the same were specifically set forth herein. With regards to any action or refusal to act that involves discretion on behalf of the Agent (including, but not limited to the exercise of any remedies and any permissive rights to request the Grantor provide documents or take actions), such action (or inaction) shall be taken (or omitted to be taken) by the Agent pursuant to the terms of the Financing Documents and direction provided thereunder. The Agent shall be entitled to exercise its rights, powers and duties hereunder through agents, attorneys or designees and shall not be liable for any actions of any such party retained by it in good faith. The permissive authorizations, entitlements, powers and rights (including the right to request that the Grantor take an action or deliver a document and the exercise of remedies following an Event of Default) granted to the Agent herein shall not be construed as duties. Notwithstanding anything to the contrary contained herein or in applicable law, the Agent shall have no responsibility for (i) preparing, recording, filing, re- recording, or re-filing any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensuring the perfection or maintenance of any security interest granted pursuant to, or contemplated by, this Security Instrument (ii) taking any necessary steps to preserve rights against any parties with respect to any Property or (iii) taking any action to protect against any diminution in value of the Property. Article 14 - DEED OF TRUST PROVISIONS Section 14.1. CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, represents that it is duly qualified to serve as Trustee hereunder and covenants to perform and fulfill the trusts herein created, being liable, however, only for its own gross negligence or willful misconduct (to the extent determined by a court of competent jurisdiction in a final and nonappealable judgment), and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Grantor and to Agent. Agent may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Agent may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such

16 AmericasActive:20959587.4 successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Agent. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise. Section 14.2. TRUSTEE’S FEES. Grantor shall pay all documented and out-of-pocket costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument. Notwithstanding anything to the contrary contained herein or in any other Financing Document, Trustee hereby acknowledges and agrees that no fees or other compensation shall be payable to Trustee hereunder or otherwise in connection with the Notes or Financing Documents except in connection with (a) a sale of the Property in connection with an exercise of remedies hereunder and/or under the other Financing Documents or (b) a release hereof in accordance with the applicable terms and conditions hereof and of the other Financing Documents. Section 14.3. CERTAIN RIGHTS. With the approval of Agent (acting at the direction of the Required Holders), Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Agent) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the other Financing Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that Trustee acted with gross negligence or willful misconduct in its selection of such agents, and (iv) any and all other lawful action as Agent may instruct Trustee to take to protect or enforce Agent’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property except for any liabilities or damages to the extent determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or bad faith of the Trustee. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered. Section 14.4. RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by

17 AmericasActive:20959587.4 applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder. Section 14.5. PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute trustee to more fully and certainly vest in and confirm to Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor. Section 14.6. SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Agent or of the substitute trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in Trustee’s place. Article 15 - GROUND LEASE PROVISIONS Section 15.1. NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES. So long as any portion of the Debt shall remain unpaid, unless Agent shall otherwise consent (acting at the direction of the Required Holders), the fee title to the Land and the Leasehold Estate shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Grantor, Ground Lessor or in any other Person by purchase, operation of law or otherwise. Agent reserves the right, at any time, to release portions of the Property, including, but not limited to, the Leasehold Estate, with or without consideration, at Agent’s election (acting at the direction of the Required Holders), without waiving or affecting any of its rights hereunder or under the Note or the other Financing Documents and any such release shall not affect Agent’s rights in connection with the portion of the Property not so released. Section 15.2. GRANTOR’S ACQUISITION OF FEE ESTATE. In the event that Grantor, so long as any portion of the Debt remains unpaid, shall become the owner and holder of Ground Lessor’s fee interest in the portion of the Property demised pursuant to the Ground Lease, the lien of this Security Instrument shall be spread to cover such interest and such interest shall be deemed to be included in the Property. Grantor agrees, at its sole cost and expense, including without limitation, Agent’s reasonable, documented and out-of-pocket attorney’s fees, to (i) execute any and all documents or instruments necessary to subject the foregoing interest to the lien of this Security Instrument; and (ii) provide a title insurance policy which shall insure that the lien of this Security Instrument is a first lien on such interest. The foregoing shall not be construed to permit Grantor to acquire the aforesaid fee interest and Grantor rights to acquire additional property shall remain subject to the restrictions relating thereto contained in the Note Purchase Agreement and the other Financing Documents. Section 15.3. REJECTION OF THE GROUND LEASE.

18 AmericasActive:20959587.4 (a) If the Ground Lease is terminated by Ground Lessor for any reason in the event of the rejection or disaffirmance of the Ground Lease by Ground Lessor pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, (i) Grantor, immediately after obtaining notice thereof, shall give notice thereof to Agent, (ii) Grantor, without the prior written consent of Agent (acting at the direction of the Required Holders), shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Grantor made without such consent shall be void and (iii) this Security Instrument and all the liens, terms, covenants and conditions of this Security Instrument shall extend to and cover Grantor’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease. In addition, Grantor hereby assigns irrevocably to Agent Grantor’s rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under the Ground Lease in the event any case, proceeding or other action is commenced by or against Ground Lessor under the Bankruptcy Code or any comparable federal or state statute or law, provided that Agent shall not exercise such rights and shall permit Grantor to exercise such rights with the prior written consent of Agent (acting at the direction of the Required Holders), not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. (b) Grantor hereby assigns to Agent Grantor’s right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Grantor under the Bankruptcy Code or comparable federal or state statute or law, provided Agent shall not exercise such right, and shall permit Grantor to exercise such right with the prior written consent of Agent (acting at the direction of the Required Holders), not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. Further, if Grantor shall desire to so reject the Ground Lease, at Agent’s request (acting at the direction of the Required Holders), to the extent not prohibited by the terms of the Ground Lease and applicable law, Grantor shall assign its interest in the Ground Lease to Agent in lieu of rejecting the Ground Lease as described above, upon receipt by Grantor of written notice from Agent of such request together with Agent’s agreement to cure any existing defaults of Grantor under the Ground Lease and to provide adequate assurance of future performance of Grantor’s obligations thereunder. (c) Grantor hereby assigns to Agent Grantor’s right to seek an extension of the 60-day period within which Grantor must accept or reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Grantor under the Bankruptcy Code or comparable federal or state statute or law, provided Agent shall not exercise such right, and shall permit Grantor to exercise such right with the prior written consent of Agent (acting at the direction of the Required Holders), not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing. (d) Grantor hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, any Personal Property of Grantor not removed from the Property by Grantor as permitted or required by the Ground Lease, shall at the option of Agent (acting at the direction of the Required Holders), be deemed abandoned by Grantor, provided that

19 AmericasActive:20959587.4 Agent may remove any such Personal Property required to be removed by Grantor pursuant to the Ground Lease and all documented and out-of-pocket costs and expenses associated with such removal shall be paid by Grantor within five (5) days of receipt by Grantor of an invoice for such removal costs and expenses. Article 16 - STATE-SPECIFIC PROVISIONS Section 16.1. CONSTRUCTION. The terms and provisions set forth below in this Article 16 shall be construed, to the greatest extent possible, consistently with all other provisions set forth in this Security Instrument, and shall be deemed as being in addition to and supplementing all such other terms and provisions of this Security Instrument. However, notwithstanding anything to the contrary set forth elsewhere in this Security Instrument, in the event of any inconsistencies between the terms and conditions of this Article 16 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 16 shall control and be binding. Section 16.2. FORECLOSURE. (a) Should Agent (acting at the direction of the Required Holders) elect to foreclose by exercise of the power of sale herein contained, Agent shall deliver to Trustee a written declaration of default and demand for sale, and shall deposit with Trustee this Security Instrument and such receipts and evidence of expenditures made and secured hereby as Trustee may require. (b) Upon receipt of notice from Agent, Trustee shall cause to be recorded, published and delivered to Grantor such notice of default and election to sell as is then required by law. Trustee shall, without demand on Grantor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Agent (acting at the direction of the Required Holders) may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Grantor, Trustee, Agent or any Agent, may purchase at such sale, and Grantor hereby covenants to warrant and defend the title of such purchaser or purchasers. (c) Subject to applicable law, Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. (d) The Property may be sold in one or more parcels and in such manner and order as Agent (acting at the direction of the Required Holders), may direct Trustee so to do. A sale of less than the whole of the Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein, and subsequent sales may be made hereunder until all

20 AmericasActive:20959587.4 obligations secured hereby have been satisfied, or the entire Property sold, without defect or irregularity. (e) For the avoidance of doubt, in the event that any provision in this Security Instrument shall be inconsistent with any provision of California law regarding power of sale or foreclosure (the “California Foreclosure Law”), the provisions of the California Foreclosure Law shall take precedence over the provisions of this Security Instrument, but shall not invalidate or render unenforceable any other provision of this Security Instrument that can be construed in a manner consistent with California Foreclosure Law. If any provision of this Security Instrument shall grant to Agent (including Agent acting as a mortgagee-in-possession) or a receiver appointed pursuant to the provisions of this Security Instrument, any rights or remedies prior to, upon or following the occurrence of an Event of Default which are more limited than the rights that would otherwise be vested in Agent or such receiver under the California Foreclosure Law in the absence of said provision, Agent and such receiver shall be vested with the rights granted under the California Foreclosure Law to the full extent permitted by applicable law. (f) Neither the Agent nor Trustee shall incur liability as a result of the sale of Property, or any part thereof in accordance with the requirements of applicable laws and this Section. The Grantor hereby waives any claims against Agent, Trustee and the Secured Parties arising by reason of the fact that the price at which the Property may have been sold was less than the aggregate amount of the Secured Obligations. The Grantor hereby agrees that in respect of any sale of any of the Property pursuant to the terms hereof, the Agent and Trustee are hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, and Grantor further agrees that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Agent or Trustee be liable or accountable to Grantor for any discount allowed by reason of the fact that such Property is sold in compliance with any such limitation or restriction. Section 16.3. SUPPLEMENTAL ENVIRONMENTAL PROVISIONS. If any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Agent’s or Trustee’s rights and remedies under this Security Instrument, Agent may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (i) waive its lien on such environmentally impaired or affected portion of the Property, and (ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Grantor to judgment and any other rights and remedies permitted by applicable law. For purposes of determining Agent’s right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Grantor shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Property and Grantor knew of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. Agent shall have the right to allocate amounts recovered on the Obligations first to those portions thereof

21 AmericasActive:20959587.4 other than damages and other amounts recoverable under California Code of Civil Procedure Section 736, and thereafter to damages and other amounts recoverable under said Section. Section 16.4. WAIVER OF REDEMPTION, NOTICE AND MARSHALING OF ASSETS. To the fullest extent permitted by applicable law, Grantor hereby irrevocably and unconditionally waives and releases any right to a marshaling of assets or a sale in inverse order of alienation. [NO FURTHER TEXT ON THIS PAGE]

[Signature Page to Leasehold Deed of Trust] AmericasActive:20959587.4 IN WITNESS WHEREOF, this Security Instrument has been executed by the undersigned as of the day and year first above written. CALISTOGA RESILIENCY CENTER, LLC, a Delaware limited liability company By: ________________________________________ Name: Title: A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF ) COUNTY OF ) On ______________________, 20____, before me, ____________________________________ (insert name and title of officer) personally appeared ___________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of ________________ that the foregoing paragraph is true and correct. WITNESS my hand and official seal.

23 AmericasActive:20959587.4 EXHIBIT A LEGAL DESCRIPTION [to be inserted]

J-1 US-DOCS\157810891.6 EXHIBIT J FORM OF NOTE PURCHASE AGREEMENT

W&S Draft (2) – March 14, 2025 CALISTOGA RESILIENCY CENTER, LLC $27,826,365 12.50% Senior Secured Notes due April 4, 2032 ______________ NOTE PURCHASE AGREEMENT ______________ Dated April 4, 2025 AmericasActive:20889946.9

TABLE OF CONTENTS

SECTION 1.	**AUTHORIZATION OF NOTES.**	**1**
SECTION 2.	**AMENDMENT AND RESTATEMENT OF NOTES.**	**1**
SECTION 3.	**CLOSING OF CONVERSION.**	**1**
SECTION 4.	**CONDITIONS TO CLOSING OF CONVERSION.**	**2**
Section 4.1	Representations and Warranties	2
Section 4.2	Performance; No Default	2
Section 4.3	Compliance Certificates	2
Section 4.4	Opinions of Counsel	3
Section 4.5	Purchase Permitted By Applicable Law, Etc	3
Section 4.6	Sale of Other Notes	3
Section 4.7	Payment of Fees and Expenses	3
Section 4.8	Private Placement Number	3
Section 4.9	Changes in Corporate Structure	4
Section 4.10	Funding Instructions; Funds Flow Memorandum	4
Section 4.11	Proceedings and Documents	4
Section 4.12	Delivery of Financing Documents	4
Section 4.13	Construction Budget and Schedule	4
Section 4.14	Annual Operating Budget	4
Section 4.15	Lien Searches	4
Section 4.16	Financing Statements	4
Section 4.17	LLC Interest Certificates	4
Section 4.18	Filing Fees	4
Section 4.19	Independent Engineer and Insurance Consultant Reports	5
Section 4.20	Financial Model	5
Section 4.21	Historical Financial Statements	5
Section 4.22	No Material Adverse Effect	5
Section 4.23	Know Your Customer	5
Section 4.24	Collateral Accounts	5
Section 4.25	Base Equity Contributions	5
Section 4.26	Insurance	5
Section 4.27	Acquisition of Bridge Facility Loans.	5
Section 4.28	Repayment and Release of Bridge Facility Loans and Liens.	5
SECTION 5.	**[RESERVED]**	**6**
SECTION 6.	**REPRESENTATIONS AND WARRANTIES OF THE COMPANY**	**6**
Section 6.1	Organization; Power and Authority	6
Section 6.2	Authorization, Consents Etc	6
Section 6.3	Disclosure	7
Section 6.4	No Subsidiaries	7
Section 6.5	Financial Statements; Material Liabilities	7
Section 6.6	Compliance with Laws, Other Instruments, Etc	7
Section 6.7	Litigation; Observance of Agreements, Statutes and Orders	8
Section 6.8	Taxes	8
Section 6.9	Title to Property; Leases	8

i

Table of Contents (continued)

		Page
Section 6.10	Licenses, Permits, Etc	8
Section 6.11	Compliance with Employee Benefit Plans	9
Section 6.12	Private Offering by the Company	10
Section 6.13	Use of Proceeds; Margin Regulations	10
Section 6.14	Existing Indebtedness; Future Liens	10
Section 6.15	Foreign Assets Control Regulations, Etc	11
Section 6.16	Status under Certain Statutes	11
Section 6.17	Environmental Matters	11
Section 6.18	Energy Regulatory Status	12
Section 6.19	Applicable Permits	13
Section 6.20	Solvency	13
Section 6.21	No Default	13
Section 6.22	Perfection of Security Interests	13
Section 6.23	Material Project Documents	14
Section 6.24	Labor Matters	14
Section 6.25	Required Insurance	14
Section 6.26	Condemnation Proceedings	14
Section 6.27	Utilities	14
Section 6.28	Roads and Feeder Lines	14
SECTION 7.	**REPRESENTATIONS OF THE PURCHASERS**	**15**
Section 7.1	Purchase for Investment	15
Section 7.2	Source of Funds	15
SECTION 8.	**INFORMATION AS TO COMPANY**	**16**
Section 8.1	Financial and Business Information	16
Section 8.2	Visitation	19
Section 8.3	Electronic Delivery	19
SECTION 9.	**PAYMENT AND PREPAYMENT OF THE NOTES.**	**20**
Section 9.1	Scheduled Amortization; Maturity	20
Section 9.2	Optional Prepayments with Make-Whole Amount	20
Section 9.3	Offer to Prepay	20
Section 9.4	Mandatory Prepayments	23
Section 9.5	Allocation of Partial Prepayments	23
Section 9.6	Maturity; Surrender, Etc	24
Section 9.7	Purchase of Notes	24
Section 9.8	Make-Whole Amount	24
Section 9.9	Payments Due on Non-Business Days	25
SECTION 10.	**AFFIRMATIVE COVENANTS.**	**26**
Section 10.1	Compliance with Laws	26
Section 10.2	Insurance; Loss Proceeds	26
Section 10.3	Maintenance of Properties	26
Section 10.4	Tax Status; Payment of Taxes	26
Section 10.5	Corporate Existence, Etc	27
Section 10.6	Books and Records	27
Section 10.7	Further Assurances; Additional Collateral	27

ii

Table of Contents (continued) Page iii Section 10.8 Material Project Documents..................................................................................28 Section 10.9 Use of Proceeds .....................................................................................................28 Section 10.10 Separateness Provisions ........................................................................................28 Section 10.11 Operating Budget ..................................................................................................28 Section 10.12 Construction of Project..........................................................................................29 Section 10.13 Market-Based Rate Authority; EWG Status .........................................................29 Section 10.14 Conditions Subsequent ..........................................................................................29 SECTION 11. NEGATIVE COVENANTS................................................................................32 Section 11.1 Transactions with Affiliates ..................................................................................32 Section 11.2 Merger, Consolidation, Etc ...................................................................................32 Section 11.3 Line of Business; Subsidiaries, Employees...........................................................33 Section 11.4 Economic Sanctions, Etc.......................................................................................33 Section 11.5 Liens ......................................................................................................................33 Section 11.6 Limitation on Amendments to the Material Project Documents, Organizational Documents and Tax Credit Transfer Documents .........................33 Section 11.7 Additional Material Project Documents................................................................33 Section 11.8 Investments............................................................................................................34 Section 11.9 Incurrence of Indebtedness....................................................................................34 Section 11.10 Sale of Assets ........................................................................................................35 Section 11.11 Capital Expenditures .............................................................................................35 Section 11.12 Restricted Payments ..............................................................................................35 Section 11.13 Swap Contracts......................................................................................................36 Section 11.14 Changes in Fiscal Periods; Accounting Policies; Location; Name .......................36 Section 11.15 Maintenance of Accounts......................................................................................36 Section 11.16 Lease Agreements .................................................................................................36 Section 11.17 Sale and Leasebacks..............................................................................................36 Section 11.18 Debt Service Coverage Ratio. ...............................................................................36 SECTION 12. EVENTS OF DEFAULT. ...................................................................................36 SECTION 13. REMEDIES ON DEFAULT, ETC. ...................................................................39 Section 13.1 Acceleration...........................................................................................................39 Section 13.2 Other Remedies .....................................................................................................40 Section 13.3 Rescission..............................................................................................................40 Section 13.4 No Waivers or Election of Remedies, Expenses, Etc............................................40 SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. ................41 Section 14.1 Registration of Notes.............................................................................................41 Section 14.2 Transfer and Exchange of Notes ...........................................................................41 Section 14.3 Replacement of Notes ...........................................................................................41 SECTION 15. PAYMENTS ON NOTES. ..................................................................................42 Section 15.1 Place of Payment ...................................................................................................42 Section 15.2 Payment by Wire Transfer ....................................................................................42 Section 15.3 FATCA Information..............................................................................................42

Table of Contents (continued)

		Page
SECTION 16.	**EXPENSES, ETC.**	**43**
Section 16.1	Transaction Expenses	43
Section 16.2	Certain Taxes	43
Section 16.3	Survival	44
SECTION 17.	**SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.**	**44**
SECTION 18.	**AMENDMENT AND WAIVER.**	**44**
Section 18.1	Requirements	44
Section 18.2	Solicitation of Holders of Notes	44
Section 18.3	Binding Effect, Etc	45
Section 18.4	Notes Held by Company, Etc	45
SECTION 19.	**NOTICES.**	**45**
SECTION 20.	**REPRODUCTION OF DOCUMENTS**	**46**
SECTION 21.	**CONFIDENTIAL INFORMATION.**	**46**
SECTION 22.	**SUBSTITUTION OF PURCHASER**	**47**
SECTION 23.	**MISCELLANEOUS.**	**47**
Section 23.1	Successors and Assigns	47
Section 23.2	Accounting Terms	48
Section 23.3	Severability	48
Section 23.4	Construction, Etc	48
Section 23.5	Counterparts	48
Section 23.6	Governing Law	48
Section 23.7	Jurisdiction and Process; Waiver of Jury Trial	49

iv

v SCHEDULES AND EXHIBITS SCHEDULE A — Defined Terms SCHEDULE 1 — Site SCHEDULE 6.3 — Disclosure Materials SCHEDULE 6.5 Financial Statements SCHEDULE 6.14 — Existing Indebtedness of the Company SCHEDULE 6.19 — Applicable Permits SCHEDULE 10.2 — Required Insurance SCHEDULE 10.14 — Consents and Notices PURCHASER SCHEDULE — Information Relating to Purchasers EXHIBIT A — Form of Note EXHIBIT B — Form of Consent EXHIBIT C — Construction Budget and Schedule EXHIBIT D — Form of Mortgage ANNEX I — Financial Model ANNEX II — Amortization Schedule

-1- CALISTOGA RESILIENCY CENTER, LLC 4360 Park Terrace Drive, Suite 100 Westlake Village, CA 91361 12.50% Senior Secured Notes due April 4, 2032 April 4, 2025 TO EACH OF THE HOLDERS LISTED IN THE PURCHASER SCHEDULE HERETO: Ladies and Gentlemen: Calistoga Resiliency Center, LLC, a Delaware limited liability company (the “Company”), agrees with each of the Purchasers as follows: SECTION 1. AUTHORIZATION OF NOTES. The Company will, concurrently with the Conversion, authorize the amendment and restatement of $27,826,365 aggregate principal amount of its outstanding Bridge Loan Notes in the form of $27,826,365 aggregate principal amount of its 12.50% Senior Secured Notes due April 4, 2032 (the “Notes”). The Notes shall be substantially in the form set out in Exhibit A. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 23.4 shall govern. The Notes are to be secured by the Collateral in accordance with the Security Documents. By entering into this Agreement, the Company acknowledges and agrees to be bound by the provisions of the Security Documents. By acceptance hereof, each holder of a Note acknowledges and agrees, and each transferee of a Note shall be deemed to acknowledge and agree, that the Collateral Agent acts as collateral agent for the holders of the Notes and has certain rights and obligations as a collateral agent under the Financing Documents. SECTION 2. AMENDMENT AND RESTATEMENT OF NOTES. Subject to the terms and conditions of this Agreement, concurrently with the Conversion the Company will amend and restate each Bridge Facility Note held by a Purchaser and reissue to such Purchaser, at the Closing provided for in Section 3 (Closing of Conversion), Notes in the principal amount specified opposite such Purchaser’s name in the Purchaser Schedule in an amount equal to 100% of the principal amount thereof at a purchase price equal to 99.25% of such Note. SECTION 3. CLOSING OF CONVERSION. (a) The purchase of the Bridge Loan Notes to be purchased by each Purchaser and the concurrent Conversion shall occur at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166, at 9:00 a.m., New York time, at a closing (the “Closing”) on April 4, 2025. At the Closing, the Company will deliver to each Purchaser of a Bridge Facility Note an amended and restated Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its

-2- nominee), against delivery by such Purchaser to the Bridge Facility Provider or its order of immediately available funds in the amount of the purchase price therefor set forth on the Funding Instructions Letter to be paid on the Closing in accordance with this Section 3 (Closing of Conversion) by wire transfer of immediately available funds for the account of the Bridge Facility Provider to the wire instructions set forth in the Funding Instructions Letter. If, at the Closing, the Company shall fail to tender such Notes to any holder as provided above in this Section 3 (Closing of Conversion), or any of the conditions specified in Section 4 (Conditions to Closing of Conversion) shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Notes or any of the conditions specified in Section 4 (Conditions to Closing of Conversion) not having been fulfilled to such Purchaser’s satisfaction. (b) Each holder of Notes shall have the right, but not the obligation, upon written notice (which may be by electronic mail) to the Bridge Facility Provider, to elect to deliver a micro deposit (less than $51.00) to the account identified in the funding instructions letter to be delivered (the “Funding Instructions Letter”) no later than three (3) Business Days prior to the Closing. SECTION 4. CONDITIONS TO CLOSING OF CONVERSION. Each Purchaser’s obligation to purchase and pay for the Bridge Loan Note to be sold to such Purchaser at the Closing and to amend and restate such Bridge Loan Note with a Note is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: Section 4.1 Representations and Warranties. The representations and warranties of the Company, Sponsor and the Pledgor in the Financing Documents to which such Person is a party shall be correct when made and at the Closing. Section 4.2 Performance; No Default. (a) The Company shall have performed and complied with all agreements and conditions contained in the Financing Documents required to be performed or complied with by it prior to or at the Closing. (b) Before and after giving effect to the purchase of the Bridge Loan Notes and the Conversion (and the application of the proceeds of the Bridge Facility as contemplated by Section 6.13 (Use of Proceeds; Margin Regulations)), no Default or Event of Default shall have occurred and be continuing. (c) The Company shall not have entered into any transaction since the date of the Investor Presentation that would have been prohibited by Section 11 (Negative Covenants) had such Section applied since such date. Section 4.3 Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in

-3- Section 4.1 (Representations and Warranties), Section 4.2(b) (Performance; No Default) and Section 4.9 (Changes in Corporate Structure) have been fulfilled. (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Financing Documents, (ii) the Company’s organizational documents as then in effect, (iii) the incumbency and signatures of those officers authorized to act with respect to the Financing Documents and (iv) a certificate of good standing in its jurisdiction of formation. Section 4.4 Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Vinson & Elkins LLP, counsel for the Company and (b) from Winston & Strawn LLP, the Purchasers’ special counsel in connection with such transactions. Section 4.5 Purchase Permitted By Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of a Bridge Loan Note and the concurrent Conversion shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.6 Sale of Other Notes. Contemporaneously with the Closing, the Company shall amend and restate the Bridge Loan Notes purchased by each Purchaser from the Bridge Facility Provider and each Purchaser shall purchase the Notes to be purchased by it from the Bridge Facility Provider at the Closing as specified in the Purchaser Schedule attached hereto. Section 4.7 Payment of Fees and Expenses. Without limiting Section 16.1 (Transaction Expenses), the Company shall have paid on or before the Closing: (a) the fees, charges and disbursements of (i) Winston & Strawn LLP, counsel for the Purchasers, (ii) Vinson & Elkins LLP, counsel for the Company and (iii) the other consultants referred to in the Funds Flow Memorandum, in each case, to the extent reflected in a statement of such counsel or consultant, as applicable, rendered to the Company at least one (1) Business Day prior to the Closing; and (b) any fees, charges and disbursements required under the fee letters between, and disbursements required under, the fee letters between the Company, on the one hand, and the Depositary Bank and the Collateral Agent, on the other hand, referred to in the Investor Presentation. Section 4.8 Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

-4- Section 4.9 Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 6.5. Section 4.10 Funding Instructions; Funds Flow Memorandum. (a) Each Purchaser shall have received the Funding Instructions Letter confirming the information specified in Section 3 (Closing). (b) Each Purchaser shall have received the Funds Flow Memorandum. Section 4.11 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its counsel, and such Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such counsel may reasonably request. Section 4.12 Delivery of Financing Documents. The Purchasers shall have received this Agreement and each other Financing Document, duly authorized, executed and entered into by the Company, the Purchasers, in each case, to the extent party thereto. Section 4.13 Construction Budget and Schedule. The Purchasers shall have received the Construction Budget and Schedule. Section 4.14 Annual Operating Budget. The Purchasers shall have received the Annual Operating Budget. Section 4.15 Lien Searches. The Purchasers shall have received the results of a recent lien search in the Office of the Secretary of State of the State of Delaware with respect to the Pledgor and the Company, and in each other jurisdiction where assets of the Pledgor and Company are located, and such searches shall reveal no Liens on the equity interests of the Company or any of the assets of the Pledgor or Company, in each case, except for Permitted Liens or Liens discharged prior to the Closing pursuant to documentation satisfactory to the Purchasers. Section 4.16 Financing Statements. Each document (including any UCC financing statement) required by the Security Documents or under law or reasonably requested by the Purchasers to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than Permitted Liens that are entitled to a higher priority) shall be in proper form for filing, registration or recordation. Section 4.17 LLC Interest Certificates. The Collateral Agent shall have received the original executed limited liability company membership interest certificates representing 100% of the limited liability company membership interests in the Company pledged pursuant to the Pledge Agreement, together with an undated transfer power for each such membership interest certificate executed in blank by a duly authorized officer of the Pledgor. Section 4.18 Filing Fees. The Purchasers shall have received evidence that all filing and recordation fees and all recording and other similar fees, and all recording, stamp and other taxes and

-5- other expenses related to such filings, registrations and recordings necessary for and related to the transactions contemplated by this Agreement and the other Financing Documents to be consummated on or prior to the Closing have been paid in full (to the extent the obligation to make such payment then exists) by or on behalf of the Company or are to be paid in full on the Closing. Section 4.19 Independent Engineer and Insurance Consultant Reports. The Purchasers shall have received copies of the following reports, together with reliance letters in respect of same authorizing the Purchasers’ reliance on such reports: (a) report of the Independent Engineer; and (b) report of the Insurance Consultant. Section 4.20 Financial Model. The Purchaser shall have received the Financial Model, which includes, inter alia, projections of the Debt Service Coverage Ratio during the term of the Notes. Section 4.21 Historical Financial Statements. The Purchasers shall have received the Historical Financial Statements. Section 4.22 No Material Adverse Effect. No event, condition or circumstance that would reasonably be expected to constitute a Material Adverse Effect shall have occurred and be continuing. Section 4.23 Know Your Customer. The Purchasers shall have received all such documentation and information requested by the Purchasers that are necessary (including the names and addresses of the Company) for the Purchasers to identify the Company in accordance with applicable Anti-Money Laundering Laws and the requirements of the USA PATRIOT Act (including the “know your customer” and similar regulations thereunder). Section 4.24 Collateral Accounts. The Company shall have established each Collateral Account required to be established in accordance with the terms of the Depositary Agreement and the other Financing Documents as of the Closing. Section 4.25 Base Equity Contributions. The Purchasers shall have received evidence that not less than $14,300,000 of equity contributions have been used (or are available to the Company to be used) to pay Project Costs. Section 4.26 Insurance. The Collateral Agent (on behalf of the Purchasers) shall have received (a) an insurance broker’s certificate from the Company’s nationally recognized insurance broker(s), dated on or about the Closing, confirming that all Required Insurance is in full force and effect and that all premia then due thereon have been paid and providing copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer) and (b) a certificate from the Insurance Consultant, dated on or about the Closing, addressed to the Purchasers and the Collateral Agent confirming that all insurance required to be maintained by the Company pursuant to the terms of this Agreement and the other Transaction Documents to which it is a party (i) are in full force and effect and (ii) all premia due at that time under each relevant insurance have been paid. Section 4.27 Acquisition of Bridge Facility Loans. The Purchasers shall have acquired the Bridge Facility Loans from the Bridge Facility Provider pursuant to an Assignment and Acceptance (as defined in the Bridge Facility). Section 4.28 Repayment and Release of Bridge Facility Loans and Liens. Such Purchaser shall have received evidence that: (a) the lenders under the Bridge Facility have been (or

-6- immediately following the issuance of the Notes on the Closing Date, will be) fully paid, and such lenders shall have released all Liens granted in their favor under the Bridge Facility, and (b) each of the “Security Agreement” and the “Pledge Agreement” (as each such term is defined in the Bridge Facility) has been (or immediately following the issuance of the Notes, will be) terminated, in each case pursuant to executed releases, discharges and payoff letters provided on the Closing Date. SECTION 5. [RESERVED] SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser that: Section 6.1 Organization; Power and Authority. (a) The Company is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. Section 6.2 Authorization, Consents Etc. (a) The Company has the power and authority, and the legal right, to make, deliver and perform the Financing Documents to which it is a party and to obtain extensions of credit thereunder. The Company has taken all necessary organizational action to authorize the execution, delivery and performance of the Financing Documents to which it is a party, including, as of the Closing, the granting of Liens pursuant to the Security Documents, and, in the case of the Company, to authorize the extensions of credit on the terms and conditions of the Financing Documents. (b) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with such extensions of credit or with the execution, delivery and performance of this Agreement or any of the other Financing Documents by the Company, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect, (ii) the filings referred to in Section 6.22, (iii) consents, authorizations, filings and notices required by securities, regulatory or other applicable Legal Requirements in connection with an exercise of remedies, (iv) consents, authorizations, filings and notices set forth in Section 10.14 and (v) which, if not obtained or made, would not reasonably be expected to result in a Material Adverse Effect. (c) Each Financing Document has been duly executed and delivered on behalf of the Company. (d) This Agreement constitutes, and each other Financing Document upon execution and delivery thereof will constitute, a legal, valid and binding obligation of the Company

-7- enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law.) Section 6.3 Disclosure. (a) The Company, through its agent, Jefferies LLC, has delivered to each Purchaser a copy of an Investor Presentation, dated November 2024 (the “Investor Presentation”), relating to the transactions contemplated hereby. The Investor Presentation fairly describes, in all material respects, the business and principal properties of the Company. This Agreement, the Investor Presentation prepared by or on behalf of the Company in connection with the transactions contemplated herein, the financial statements listed in Schedule 6.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company prior to March [14], 2025 in connection with the transactions contemplated hereby and identified in Schedule 6.3 (this Agreement, the Investor Presentation and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since the date of the latest financial statements delivered pursuant to Section 8.1, there has been no change in the financial condition, operations, business, or properties of the Company except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. It is understood and agreed that the projections and forward looking statements in the Disclosure Documents are not subject to this Section 6.3(a) and are instead subject to Section 6.3(b), below. (b) All projections and forward-looking statements in the Disclosure Documents prepared by the Company were prepared in good faith and were based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein. Section 6.4 No Subsidiaries. The Company has no subsidiaries and has no Equity Interests in any Person. Section 6.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company listed on Schedule 6.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the financial position of the Company as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). Section 6.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement, the Notes and the other Financing Documents will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the creation of any Liens pursuant to the Financing Documents) in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit

-8- agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Company is bound or by which the Company or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company. Section 6.7 Litigation; Observance of Agreements, Statutes and Orders. (a) Except as set forth on Schedule 6.3, there are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened in writing against or affecting the Company or any property of the Company in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) Except as set forth in Schedule 6.3,1 the Company is not (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgement, decree or ruling of any court, any arbitrator of any kind or any Governmental Authority or (iii) any statute or other rule or regulation of any Governmental Authority applicable to the Company, in each case, which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 6.8 Taxes. The Company has filed all Material tax returns that are required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company in respect of U.S. federal, state or other taxes for all fiscal periods are adequate in all material respects. Section 6.9 Title to Property; Leases. The Company has good and sufficient title to its properties or leases that individually or in the aggregate are Material or are necessary to construct, operate or maintain the Project, including all such properties reflected in the most recent audited balance sheet referred to in Section 6.5 (Financial Statements; Material Liabilities) or purported to have been acquired or leased by the Company after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. Section 6.10 Licenses, Permits, Etc. (a) The Company owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, 1 Company to advise what is anticipated to be on Schedule 6.3 (other than the breach of the PG&E PPA).

-9- or rights thereto required for the operations of the Company and the Project, that individually or in the aggregate are Material, without known conflict with the rights of others. (b) To the best knowledge of the Company, no product or service of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person. (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company. Section 6.11 Compliance with Employee Benefit Plans. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material. (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities in an amount that would result in a Material Adverse Effect. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA. (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material. (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company is not Material. (e) The execution and delivery of this Agreement and the Conversion hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 6.11(e) is made

-10- in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 7.2 (Source of Funds) as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. (f) The Company does not have any Non-U.S. Plans. Section 6.12 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than fifteen (15) other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue-sky laws of any applicable jurisdiction. Section 6.13 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder as set forth in Section 10.9 (Use of Proceeds). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 6.14 Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 6.14 (Schedule of Existing Indebtedness of the Company) sets forth a complete and correct list of all outstanding Indebtedness of the Company as of December 31, 2024 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranty thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company. The Company is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company and no event or condition exists with respect to any Indebtedness of the Company that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed in Schedule 6.14 (Schedule of Existing Indebtedness of the Company), the Company has not agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness. (c) The Company is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount

-11- of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 6.14 (Schedule of Existing Indebtedness of the Company). Section 6.15 Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union. (b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti- Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws; (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws. Section 6.16 Status under Certain Statutes. The Company is not subject to, or is exempt from, regulation under the Investment Company Act of 1940. Section 6.17 Environmental Matters. (a) The Company has no knowledge of any Environmental Claim and has not received any written notice of any Environmental Claim or proceeding against the Company or any of their real properties or other assets owned, leased or operated by the Company, alleging any violation of or liability under any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

-12- (b) The Company has no knowledge of any facts which would give rise to any Environmental Claim or any other liability under Environmental Laws occurring on or in any way related to real properties owned, leased or operated by the Company or to other assets or their use, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (c) The Company has not stored any Hazardous Materials on real properties owned, leased or operated by the Company in a manner which is contrary to any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (d) The Company has not disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (e) All buildings on all real properties now owned, leased or operated by the Company are in compliance with applicable Environmental Laws, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 6.18 Energy Regulatory Status. (a) No later than the date the Project injects electric energy onto the Transmission System, the Company shall: (i) be a “public utility” under the FPA and shall have received authorization from FERC to sell energy, capacity and ancillary services at market-based rates under Section 205 of the FPA (“MBR Authority”) and has been granted associated waivers from regulation and blanket authorizations typically granted to sellers of power at market-based rates; and (ii) have filed a notification of self-certification of EWG status with FERC. (b) The Pledgor is not subject to, or is exempt from, regulation under the FPA as a “public utility”. The Pledgor is a “holding company” under PUHCA solely with respect to its ownership of an EWG. Neither the Company nor the Pledgor is subject to regulation as a “public utility” or an “electrical corporation” or an “electric utility” or any equivalent entity under California laws and regulations governing such entities. (c) None of the Secured Parties or any Affiliate of such Persons will, solely as a result of the Company’s construction, ownership, leasing or operation of the Project, the sale of energy, capacity or ancillary services therefrom as contemplated in the Material Project Documents or the entering into a Material Project Document in respect of such Project, the issuance of the Notes, the entering into of the Financing Documents by the Company or the Pledgor, or any transaction contemplated hereby or thereby, be subject to, or not exempt from, regulation under the FPA or PUHCA or under state laws and regulations respecting the rates or the financial or organizational regulation of electric utilities, except that (i) upon the exercise of certain remedies as provided for under the Financing Documents, a Secured Party or its Affiliate may be subject to regulation under the FPA or PUHCA, unless an exemption or exception applies and (ii) the exercise of any remedy provided for in any Financing Document by a Secured Party or its Affiliate or any of their respective successors or assigns may require prior FERC approval under Section 203 of the FPA.

-13- (d) Other than the receipt by the Company of MBR Authority (with associated waivers from regulation and blanket authorizations typically granted to sellers of power at market-based rates) from FERC with respect to its future sales of energy and capacity at wholesale, the notice of self-certification of EWG status, and filings, consents, orders or approvals that may be required by the Company to obtain and maintain its Interconnection Agreement, MBR Authority and associated waivers or authorizations, and EWG status, no filing with or consent, order or approval from FERC or CPUC is required to be made or obtained in order for the Company and the Pledgor to enter into the Financing Documents or for the ownership and operation of the Project and the sale of energy, capacity and/or ancillary services therefrom. Section 6.19 Applicable Permits. (a) There are no Permits under existing rules of a Governmental Authority (including Environmental Laws) as the Project is contemplated to be constructed, owned and operated that are or will become Applicable Permits other than the Permits described in Schedule 6.19 (Applicable Permits) (other than those Permits the failure of which to obtain or maintain could not reasonably be expected to have a Material Adverse Effect). (b) Each Applicable Permit listed in Part I of Schedule 6.19 (Applicable Permits) has been issued to or made by the Company, as applicable, is in full force and effect and is not subject to any current legal proceeding (including administrative or judicial appeal, permit renewals or modification) or to any unsatisfied condition (required to be satisfied as of the date this representation and warranty is made) that could reasonably be expected to have a Material Adverse Effect, and all statutorily prescribed appeal periods with respect to the issuance of such Permits have expired. (c) The Company is in compliance with all Applicable Permits held in its name and to the Company’s knowledge, third parties are in compliance with Applicable Permits held for the benefit of the Project except in each case as such non-compliance as could not reasonably be expected to have a Material Adverse Effect. (d) As of the Closing, each Permit listed in Part II of Schedule 6.19 (Applicable Permits), which has not yet been obtained, is not yet an Applicable Permit and is of a type that is reasonably expected to be timely obtainable in accordance with the Construction Budget and Schedule, and, to the Company’s knowledge, no facts or circumstances exist that make it reasonably likely that any such Permit will not be so obtainable. Section 6.20 Solvency. As of the Closing, the Sponsor, Company and the Pledgor, are each and after giving effect to the transactions contemplated by the Financing Documents, will be, Solvent. Section 6.21 No Default. No Default or Event of Default has occurred and is continuing. Section 6.22 Perfection of Security Interests. As of the Closing, the Security Documents are effective to create in favor of the Collateral Agent and the Secured Parties a legal, valid and enforceable security interest in the Collateral described therein, subject to any Permitted Liens. The security interest granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Security Documents in the Collateral will be perfected (a) with respect to any property that can be perfected solely by filing, to the extent Article 9 of the UCC applies thereto, upon the filing of financing statements in the applicable filing office in Delaware, (b) with respect to the Collateral Accounts, upon

-14- execution of the Depositary Agreement and (c) with respect to any property (if any) that can be perfected by possession, upon the Collateral Agent receiving possession thereof. Section 6.23 Material Project Documents. (a) Correct and complete copies of all Material Project Documents have been delivered to each Purchaser by the Company. (b) Each Material Project Document is an Effective Material Project Document (except such Material Project Document that has been terminated in accordance with its terms). (c) The rights granted to the Company pursuant to the Material Project Documents are sufficient in all material respects to enable the Project to be located, constructed, operated and routinely maintained as contemplated by the Transaction Documents and provide adequate ingress and egress for any reasonable purpose in connection with the operation and maintenance of the Project. Section 6.24 Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Effect: (a) there is no strike, request for representation, organizing campaign, work stoppage, slowdown, lockout or other labor dispute against the Company pending or, to the knowledge of the Company, threatened; and (b) hours worked by and payments made to employees of the Company have not been in violation of the Fair Labor Standards Act or any other applicable Legal Requirement dealing with such matters. Section 6.25 Required Insurance. All Required Insurance has been obtained and is in full force and effect. Section 6.26 Condemnation Proceedings. There are no condemnation proceedings by or before any Governmental Authority now pending or, to the knowledge of the Company, threatened in writing with respect to any Project, or sale of power therefrom or any portion thereof material to the construction, ownership or operation of the Project or sale of power therefrom. Section 6.27 Utilities. All utility services necessary for the construction of the Project and the operation of the Project for its intended purpose are available at the Mortgaged Property or will be so available as and when required upon commercially reasonable terms. Section 6.28 Roads and Feeder Lines. (a) All roads necessary for the construction and full utilization of each Project for its intended purposes under the Material Project Documents have either been completed or the necessary rights of way therefor have been acquired, except for Permits to cross state, county or township roads that will be granted as a ministerial matter during the construction of such Project, prior to the date such Permits are required to be acquired pursuant to any applicable Governmental Rule. (b) All necessary easements, rights of way, agreements and other rights for the construction, interconnection, and utilization of the feeder lines of each Project have been acquired.

-15- SECTION 7. REPRESENTATIONS OF THE PURCHASERS. Section 7.1 Purchase for Investment. (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. (b) The Purchaser (i) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Notes and of making an informed investment decision and (ii) (A) has performed such investigations it deems necessary in order to make an informed investment decision and (B) can bear the economic risk of (x) investment in the Notes and (y) a total loss in respect of such investment. The Purchaser has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of and form an investment decision with respect to its investment in the Notes and to protect its own interest in connection with such investment. Section 7.2 Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91- 38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

-16- (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA. As used in this Section 7.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. SECTION 8. INFORMATION AS TO COMPANY Section 8.1 Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor: (a) Quarterly Statements — (x) until the first anniversary of the Closing, within ninety (90) days and (y) thereafter, within sixty (60) days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) the balance sheet of the Company as at the end of such quarter, and

-17- (ii) statements of income, changes in shareholders’ equity and cash flows of the Company, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; (b) Annual Statements — within 120 days after the end of each fiscal year of the Company, duplicate copies of, (i) the balance sheet of the Company as at the end of such year, and (ii) statements of income, changes in members’ equity and cash flows of the Company for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; (c) Construction Reports — on or prior to the 30th day following the last day of each calendar month, provide to each Purchaser and the Independent Engineer monthly construction progress reports delivered to the Company under the EPC Contract; (d) Annual Operating Budget — no later than 45 days prior to the end of each fiscal year of the Company commencing with the fiscal year ending December 31, 2025, the Company shall adopt and deliver to each Holder an operating plan and budget for the following fiscal year with respect to the operation and maintenance of the Project, including all anticipated Operating Costs, with allowance for contingencies (the “Annual Operating Budget”); (e) Notice of Default or Event of Default — promptly, and in any event within 5 days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any written notice or taken any action with respect to a claimed Default of the type referred to in Section 12(g), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (f) Employee Benefits Matters — to the extent that it would reasonably be expected to result in a Material Adverse Effect, promptly, and in any event within 5 days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature

-18- thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; or (iv) receipt of notice of the imposition of a Material financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more non-U.S. Plans; (g) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; (h) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may request; (i) Litigation — promptly, copies of any written complaint commencing any litigation or proceeding (or any written threat or notice of the intention of any Person to file or commence any litigation or proceeding), including any litigation or proceeding under Environmental Laws, involving the Company or the Project, to the extent any such litigation or proceeding (i) relates to the Project and involves a claim which equals or exceeds $2,000,000, (ii) would reasonably be expected to have a Material Adverse Effect if determined adversely to the Company or the Project or (iii) seeks injunctive or similar relief; (j) Event of Loss — the occurrence of any Event of Loss, in each case, whether or not insured and involving a probable loss of $2,000,000 or more; (k) Environmental Matters — promptly, and in any event within 30 days of the Company’s knowledge thereof, provide (i) copies of any written notices of noncompliance with any Environmental Law or Release of Hazardous Materials on or from any Mortgaged Property, required to be reported pursuant to Environmental Laws or (ii) pending or, to the Company’s knowledge,

-19- threatened in writing, material Environmental Claim against the Company arising in connection with its operations on or at the Project or any Mortgaged Property, in each case, which would reasonably be expected to have a Material Adverse Effect; (l) Material Adverse Effect — the occurrence of any event or condition that has had or is reasonably expected to cause a Material Adverse Effect; (m) Material Project Document — (i) the delivery or receipt of any notice pursuant to any Material Project Document that could reasonably be expected to have a Material Adverse Effect, (ii) any termination or material amendment, modification or waiver of any Material Project Document or (iii) any material breach or default under any Material Project Document (such notice to be provided no later than five Business Days after the receipt by the Company of any notice of such material breach or default of a Material Project Document from a Material Project Participant); or any event of force majeure asserted under any Material Project Document which exists for more than 10 consecutive days; (n) Tax Credit Transfer Documents — promptly after the Tax Credit Transfer Agreement Signing Date, copies of the Tax Credit Transfer Documents; and (o) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note. Section 8.2 Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor: (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company, all at such reasonable times and no more than once a year (for all Purchasers and holders of Notes, taken as a whole), as reasonably requested in writing; and (b) Default — if a Default or an Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their affairs, finances and accounts with their officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company), all at such times and as often as may be reasonably requested. Section 8.3 Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Section 8.1(a) (Quarterly Statements) or (b) (Annual Statements) shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto:

-20- (a) such financial statements satisfying the requirements of Section 8.1(a) (Quarterly Statements) or Section 8.1(b) (Annual Statements) are delivered to each holder of a Note by e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; or (b) such financial statements satisfying the requirements of Section 8.1(a) (Quarterly Statements) or Section 8.1(b) (Annual Statements) are timely posted by or on behalf of the Company on Intralinks or on any other similar website to which each holder of Notes has free access; provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 21 of this Agreement.) SECTION 9. PAYMENT AND PREPAYMENT OF THE NOTES. Section 9.1 Scheduled Amortization; Maturity. The Company will prepay and on the Maturity Date, the Company will repay, the Notes at par and without payment of the Make-Whole Amount or any premium on the dates and in the amounts set forth in Annex II, provided that upon any partial prepayment of the Notes pursuant to Section 9.2 or partial purchase of the Notes pursuant to Section 9.5, the principal amount of each required prepayment of the Notes becoming due under this Section 9.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Section 9.2 Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount no less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 9.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 18. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 9.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Section 9.3 Offer to Prepay. (a) In addition to required pre-payments pursuant to Section 9.1 (Scheduled Amortization; Maturity), the Company shall make an Offer to Prepay the Notes at par, without prepayment or penalty, upon the occurrence of the events and in the principal amounts (plus accrued

-21- and unpaid interest on such principal amount to and including the date of prepayment) as describe below (each, an “Offer to Prepay”): (i) to the extent all or any portion of the Net Available Amount in connection with any Event of Taking or Event of Loss is required to be transferred to the Prepayment Account in accordance with Section 3.05(b) (Loss Proceeds) of the Depositary Agreement, in an amount equal to such portion of the Net Available Amount; (ii) to the extent of any Net Cash Proceeds in excess of $1,000,000 received from sales of assets (other than asset disposals in the ordinary course of business or otherwise permitted hereunder) that are not used to purchase replacement assets within one hundred eighty (180) days following receipt thereof, in an amount equal to such excess; (iii) to the extent of amounts on deposit in the Distribution Reserve Account and undisbursed for eighteen (18) consecutive months, in an amount equal to such amounts on deposit; (iv) promptly after the earlier to occur of the Tax Credit Transfer Agreement Funding Date and the Tax Credit Transfer Outside Date, in an amount equal to the first $12,963,006 of Tax Credit Transfer Proceeds received (the “Tax Credit Transfer Prepayment Amount”); and (v) upon the occurrence of a Change of Control, in an amount equal to the amount required to prepay all of the Notes at par. (b) On the date (the “Offer Date”) which shall be no later than ten (10) Business Days following (i) in the case of Section 9.3(a)(i), the date on which the applicable Net Available Amounts are available to be applied for prepayment in accordance with Section 3.05 of the Depositary Agreement, (ii) in the case of Section 9.3(a)(ii), the date on which the Company decides not to use such Net Cash Proceeds for the purchase of replacement assets, (iii) in the case of Section 9.3(a)(iii), the date on which amounts on deposit in the Distribution Reserve Account are transferred to the Prepayment Account in accordance with Section 3.06(b)(ii) of the Depositary Agreement and are available to be applied for prepayment in accordance with Section 3.06 of the Depositary Agreement, (iv) in the case of Section 9.3(a)(iv), the date that is the earlier to occur of the Tax Credit Transfer Agreement Funding Date and the Tax Credit Transfer Outside Date and (v) in the case of Section 9.3(a)(v), the date of the Change of Control of the applicable Company, the Company shall make an Offer to Prepay, which shall remain open for a period of at least twenty (20) Business Days following its commencement, by sending a notice to each holder of a Note (with a copy to the Collateral Agent), by overnight mail and otherwise in accordance with Section 19, which notice shall state: (i) that the Offer to Prepay is being made pursuant to this Section 9.3 and that all Notes tendered will be accepted for payment; (ii) the aggregate amount (the “Aggregate Offer Amount”) being offered by the Company to prepay the Notes, specifying the amount of such principal and accrued interest thereon; (iii) the date (the “Prepayment Date”), which date shall be no earlier than ten (10) Business Days and no later than sixty (60) Business Days from the Offer Date, the

-22- Company shall prepay the Notes to be prepaid, provided that each holder shall, if applicable, tender reasonably promptly after such prepayment, in accordance with the instructions in the applicable Offer to Prepay, each of its respective Notes that is prepaid in full and in which no other payment obligations with respect thereto remains outstanding; (iv) that each holder has the right to accept or decline such Offer to Prepay as to its pro rata share thereof (such pro rata share to be determined by multiplying the Aggregate Offer Amount by a fraction, the numerator of which is the aggregate principal amount of the Notes owing to such holder on the Offer Date and the denominator of which is the aggregate principal amount of all outstanding Notes as of the Offer Date); (v) that any holder electing to accept such Offer to Prepay with respect to their Notes may elect to have all or any portion of their pro rata share of the proposed prepayment (as specified by such holder) prepaid; (vi) that any holder electing (A) to have less than its pro rata share (as determined in accordance with clause (v) above) of the proposed prepayment shall provide a notice of acceptance to the Company, which shall include the amount and Notes to be prepaid or (B) not to have its Notes (or any portion thereof) prepaid shall provide a notice of rejection to the Company, in each case within twenty (20) Business Days after receipt by such Holder of the Offer to Prepay, and that failure of any Holder to so provide such notice of acceptance as to less than its pro rata share of the proposed prepayment or notice of rejection within such twenty (20) Business Days shall be deemed to be a rejection by such Holder of its pro rata share (as determined in accordance with clause (v) above) of such Offer to Prepay; (vii) that any Notes not prepaid on the applicable Prepayment Date shall continue to accrue interest; (viii) that, unless the Company defaults in making such payment, the Notes tendered for payment pursuant to the Offer to Prepay shall cease to accrue interest after the Prepayment Date; (ix) that holders of Notes will be entitled to withdraw their election if the Company receives, not later than the close of business on the second Business Day preceding the Prepayment Date, electronically or by mail a notice setting forth the name of the holder, the principal amount of Notes delivered for purchase, and a statement that such holder is withdrawing his election to have the Notes purchased; and (x) that holders whose Notes are being purchased shall be required to surrender the Notes and holders whose Notes are being purchased in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $100,000 in principal amount or an integral multiple of $1,000 in excess thereof. (c) On the Prepayment Date, the Company shall: (i) accept for payment all Notes properly tendered pursuant to the related Offer to Prepay;

-23- (ii) pay each holder an amount equal to the payment required in respect of such holder’s Note or portion of such Note properly tendered; (iii) deliver to the Collateral Agent the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes being purchased by the Company; and (iv) promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided, that each such new Note will be in a principal amount of $100,000 or an integral multiple of $1,000 in excess thereof. (d) If the Company complies with the provisions of the preceding clause (b), on and after the Prepayment Date, interest shall cease to accrue on the Notes or the portions thereof repurchased or repaid. If any holder accepts an Offer to Prepay (and notifies the Company of such acceptance) pursuant to Section 9.3(b) and such acceptance is not rescinded but the Company does not repurchase or repay such Note because of the failure of the Company to comply with the preceding clause, interest shall be paid on the unpaid principal, from the Prepayment Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the Default Rate. (e) The Company shall promptly notify the Collateral Agent of any prepayment of the full outstanding principal amount of the Notes pursuant to Section 9.3. Section 9.4 Mandatory Prepayments. In addition to required pre-payments pursuant to Section 9.1 (Scheduled Amortization; Maturity), the Company shall make the following mandatory payments of the Notes: (a) no later than the third Business Day following the date of receipt by the Company of any cash proceeds from the incurrence of any Indebtedness of the Company (other than with respect to any Indebtedness permitted pursuant to Section 11.9) the Company shall prepay (on a pro rata basis based on the respective principal amounts outstanding of the Notes) the Notes, together with accrued and unpaid interest on the principal amount to be prepaid and an amount equal to the Make-Whole Amount for each such Note, in an aggregate amount equal to 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; and (b) no later than the third Business Day following the date of receipt by the Company of any Net Equity Proceeds, the Company shall prepay (on a pro rata basis based on the respective principal amounts outstanding of the Notes) the Notes, together with accrued and unpaid interest on the principal amount to be prepaid and an amount equal to the Make-Whole Amount for each such Note, in an aggregate amount equal to 100% of such Net Equity Proceeds. Section 9.5 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 9.1 (Scheduled Amortization; Maturity), Section 9.2 (Optional Prepayments with Make-Whole Amount) or Section 9.4 (Mandatory Prepayments), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. In the case of each partial prepayment of the Notes pursuant to Section 9.3

-24- (Offer to Prepay), the principal amount of the Notes to be prepaid shall be allocated among all of the Notes being prepaid at such time in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. Section 9.6 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 9, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 9.7 Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 9.8 Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 9.2 or has become or is declared to be immediately due and payable pursuant to Section 13.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury Securities Reported having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury Securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury Securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining

-25- Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30- day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 9.2 or Section 13.1. “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 9.2 or has become or is declared to be immediately due and payable pursuant to Section 13.1, as the context requires. Section 9.9 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

-26- SECTION 10. AFFIRMATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding: Section 10.1 Compliance with Laws. Without limiting Section 11.4 (Economic Sanctions, Etc.), the Company shall comply with all laws, ordinances or Governmental Rules or regulations to which it is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 6.15 (Foreign Assets Control Regulations, Etc.)) and will obtain and maintain in effect all Permits necessary to the ownership of its properties or to the conduct of its business, in each case to the extent necessary to ensure that failures to obtain or maintain in effect such Permits and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 10.2 Insurance; Loss Proceeds. The Company shall: (a) (i) keep and maintain the Project, all equipment and other property useful and necessary in the business of the Company in good working order and condition, ordinary wear and tear excepted and (ii) maintain and operate the Project in accordance with its obligations under the Material Project Documents, insurance policies, all Applicable Permits and all applicable Legal Requirements, except, in each case (including clauses (i) and (ii) of this Section 10.2(a)), where the failure to do so would not reasonably be expect to have a Material Adverse Effect; and (b) maintain, through either an individual policy or as part of a group policy maintained by or for the Company, with financially sound and reputable insurance companies, the insurance on all material property of the Company that is of an insurable character in at least the amounts and against at least such risks (but including in any event property/business interruption and casualty) as are set forth on Schedule 10.2 hereto, to the extent available on commercially reasonable terms (the “Required Insurance”). If the Company fails to take out or maintain the full insurance coverage required by this Section 10.2, the Collateral Agent, acting at the direction of the Required Holders, upon ten (10) Business Days’ prior notice (unless the aforementioned insurance would lapse within such period or has already lapsed, in which event notice shall not be required) to the Company of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premia on the same. Section 10.3 Maintenance of Properties. The Company shall maintain and keep, or cause to be maintained and kept, its properties in all material respects, in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 10.3 shall not prevent the Company from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business or the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 10.4 Tax Status; Payment of Taxes. (a) The Company shall file all Material tax returns required to be filed by it in any jurisdiction and shall pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might

-27- become a Lien on properties or assets of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company on a timely basis in good faith and in appropriate proceedings, and the Company has established adequate reserves therefor in accordance with GAAP on the books of the Company or (ii) the nonpayment of all such taxes, assessments, charges and levies could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The Company shall at all times maintain its status as a partnership or an entity disregarded for U.S. federal, state and local income tax purposes. All of the owners of interests in the Company that are treated as equity for U.S. federal income tax purposes will be United States persons within the meaning of Code Section 7701(a)(30). Section 10.5 Corporate Existence, Etc. Subject to Section 11.2 (Merger, Consolidation, Etc.), the Company shall at all times preserve and keep its corporate existence in full force and effect. Section 10.6 Books and Records. The Company shall maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company. The Company shall keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. Section 10.7 Further Assurances; Additional Collateral. (a) Subject to the terms and conditions of this Agreement and the other Financing Documents, the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to maintain and preserve the Liens created by the Security Documents and the priority thereof, subject in all events to Permitted Liens, including (i) making filings and recordations on a timely basis, (ii) making payments of fees and other charges on a timely basis, (iii) issuing and, if necessary, filing or recording supplemental documentation on a timely basis, including continuation statements, (iv) taking commercially reasonable efforts to promptly discharge all claims or other Liens (other than Permitted Liens) adversely affecting the rights of any Secured Party in any Collateral, (v) publishing or otherwise delivering notice to third parties and (vi) taking all other actions necessary to ensure that all Collateral is subject to a valid and enforceable first-priority Lien (subject only to Permitted Liens) in favor of the Collateral Agent for the benefit of the Secured Parties. (b) Upon the occurrence of any change in the legal description to any Site Lease, the Company shall (i) promptly execute an amendment to the Mortgage with respect to such Site Lease updating such legal description and (ii) deliver copies of the documents described in clause (i) above to the Secured Parties. (c) With respect to any personal property acquired after the Closing by the Company as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected security interest, the Company shall promptly (i) execute and deliver to the Collateral Agent such amendments to the Security Agreement or such other documents necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in such property, including the entering into of account control agreements and the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by applicable law or as may be reasonably requested by the Collateral Agent (acting at the direction of the Required Holders); provided that the actions

-28- contemplated by clause (ii) shall not be required in respect of any such property if perfection of the security interest in such property requires more than the entering into of account control agreements and the filing of Uniform Commercial Code financing statements or delivery of Collateral that can be perfected by possession unless the value of such property, individually or in the aggregate, is equal to $1,000,000 or more. (d) With respect to any fee or leasehold interest in any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Closing by the Company, the Company shall promptly (i) execute and deliver a mortgage or deed of trust, as applicable, (or an amendment to the existing Mortgage) in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property and (ii) if requested by the Collateral Agent (acting at the direction of the Required Holders), deliver to the Secured Parties title insurance, surveys, consents, estoppels and legal opinions with respect to such after-acquired property in form and scope substantially reasonably satisfactory to the Required Holders with respect to the Mortgage or the Mortgaged Properties. Section 10.8 Material Project Documents. The Company shall (a) perform and observe, in all material respects, the terms, its covenants and obligations under the Material Project Documents, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (b) enforce, defend and protect all of its material rights under all of the Material Project Documents, except to the extent that the failure to enforce, defend or protect any such rights could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and (c) operate, preserve and maintain the Project in accordance with applicable law, specifications in the relevant Material Project Documents and, in the absence thereof, Prudent Industry Practices, in each case, in all material respects. Section 10.9 Use of Proceeds. The Company shall apply the proceeds of the sale of the Notes to (a) pay Project Costs, (b) fund the Debt Service Reserve Account, the Operating and Major Maintenance Reserve Account and the CapEx and Warranty Reserve Account to the then-applicable Debt Service Reserve Requirement, Operating Reserve Requirement and CapEx Reserve Requirement, as applicable, (c) pay fees, costs and expenses in connection with the transactions under the Transaction Documents and/or (d) make a distribution or distributions to the Sponsor or its designee as and when permitted in accordance with Section 3.01(b)(iii) of the Depositary Agreement. Section 10.10 Separateness Provisions. The Company shall comply with its separate obligations under its organizational documents. Section 10.11 Operating Budget. (a) The Company shall use its commercially reasonable efforts to comply with the applicable Annual Operating Budget. (b) Each Annual Operating Budget may only be amended with the prior written consent of the Collateral Agent (acting upon the instructions of the Required Holders in consultation with the Independent Engineer), which consent shall not be unreasonably withheld, conditioned, or delayed; provided that the Annual Operating Budget may increase, without the consent, the aggregate amount of Operating Costs and Capital Expenditures by no more than 10% as contemplated by the prior effective Annual Operating Budget or as projected for any given year in the Financial Model delivered as a condition precedent to the Closing pursuant to Section 4.23 above.

-29- Section 10.12 Construction of Project. The Company shall construct, or cause the construction of, the Project in accordance, in all material respects, with the Construction Budget and Schedule, the applicable Material Project Documents (including the EPC Contract), Legal Requirements, Prudent Industry Practices and Applicable Permits, in each case, taking into account any modifications, supplements, waivers or change orders entered into as permitted by Section 11.6; provided that the Company shall not be considered in violation of the foregoing solely due to exceeding the amounts contemplated in the Construction Budget and Schedule by no greater than 10% in the aggregate or as a result of payable of Project Costs that are unanticipated, imminent, due and payable under any project document. Section 10.13 Market-Based Rate Authority; EWG Status. The Company shall take all necessary or appropriate actions to (a) obtain and maintain MBR Authority (with all waivers of regulations and blanket authorizations as are customarily granted by FERC to entities authorized to sell wholesale electric power at market-based rates) and (b) obtain and maintain EWG status. Section 10.14 Conditions Subsequent. (a) Notwithstanding anything to the contrary contained in this Agreement, the release and disbursement of funds deposited in the Note Proceeds Account in accordance with Section 3.01(b) of the Depositary Agreement are subject to the fulfillment to each holder’s satisfaction of the following conditions (each, a “Condition Subsequent” and collectively, the “Conditions Subsequent”), as applicable, by the date that is one hundred and eighty (180) days after the Closing (such date, the “Outside Condition Subsequent Date”), as such date may be extended by the Purchasers in their sole discretion: (i) the Company shall use commercially reasonable efforts to obtain and deliver to each holder copies of each fully executed Consent or notice, as applicable, set forth in Schedule 10.14 hereto; (ii) the Company shall deliver to the holders a duly executed PPA Amendment in form and substance satisfactory to the holders, which shall be in full force and effect; (iii) the Company shall deliver to the holders a copy of the CPUC Approval (as defined in the Power Purchase Agreement) with respect to the Power Purchase Agreement, including the PPA Amendment; (iv) any Delay Damages (as defined in the Power Purchase Agreement) due and owing by the Company to the Power Purchaser under the Power Purchase Agreement shall have been satisfied or waived; (v) the Initial Delivery Date shall have occurred, and the Company shall have delivered to the holders a copy of the Initial Delivery Date Confirmation Letter (as defined in the Power Purchase Agreement); (vi) the Company shall deliver to the holders a duly executed Tax Credit Transfer Agreement in form and substance satisfactory to the holders in their reasonable sole discretion, which shall be in full force and effect;

-30- (vii) the Company shall deliver to the holders in respect of the Mortgaged Property: (A) the fully executed and notarized Mortgage in proper form for recording in the official real property records of Napa County, California (the “Official Records”), encumbering the Mortgaged Property, which shall be in form and substance satisfactory to Collateral Agent and each Purchaser; (B) an estoppel and consent agreement from the City in satisfaction of the requirements set forth in Section 22c of the Site Lease and dated as of a date that is no more than twenty-five (25) days prior to the date of the Mortgage, which shall be in form and substance satisfactory to Collateral Agent and each Purchaser; (C) an ALTA 2006 Form extended coverage loan policy of title insurance (the “Title Policy”) issued by a nationally recognized title company reasonably acceptable to Collateral Agent and the Purchasers (the “Title Company”) with respect to the Mortgaged Property identified therein, in an amount not less than $[__________], and otherwise in form and substance reasonably satisfactory to each holder and the Collateral Agent, containing such endorsements as each holder and the Collateral Agent may reasonably request, including, but not limited to, endorsements as to access, comprehensive coverage, contiguity, and subdivision, and (x) insuring that Issuer has good legal and valid title, including leasehold interest and easement interest, in, or right to occupy and use, such Mortgaged Property (and any other real property that is subject to any easement granted for the benefit of the Company), free and clear of any Liens or other exceptions to title other than Permitted Encumbrances, (y) containing no exception for the lien rights of mechanics’ liens or suppliers, inchoate or otherwise, and (z) insuring such other matters as the holders and Collateral Agent may request; and (ii) evidence satisfactory to the holders that the Company has paid to the Title Company or to the appropriate Governmental Authority all expenses and premiums of the Title Company and all other sums required in connection with the issuance of the Title Policy and all recording charges payable in connection with recording the Mortgage in the Official Records; and (D) the Collateral Agent and the holders shall have received ALTA/ACSM form survey of the Mortgaged Property prepared in accordance with the 2021 Minimum Standard Detail Requirements in form and substance reasonably satisfactory to the Required Holders showing (i) as to the Mortgaged Property, the exact location and dimensions thereof, including the location of all means of access thereto and all easements relating thereto and showing the perimeter within which all improvements are located and all encroachments thereon,(ii) the location and dimensions of all improvements, fences or encroachments located in or on the Mortgaged Property, (iii) whether the Mortgaged Property or any portion thereof is located in a special earthquake or flood hazard zone and (iv) that there are no encroachments, easements or other encumbrances affecting the Mortgaged Property, except for Permitted Liens;the Collateral Agent shall have received (i) a flood hazard certificate evidencing whether the Mortgaged Property is located, in whole or in part, in an area designated by the Federal Emergency Management Agency as a special flood hazard area (a “Flood Hazard Property”) and whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance

-31- Program, (ii) for any Flood Hazard Property, the Company’s written acknowledgment of receipt of written notification as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program and (iii) for any “Buildings” or “Manufactured (Mobile) Homes” (as such terms are defined in Flood Insurance Laws) situated on a Flood Hazard Property which Buildings and/or Manufactured (Mobile) Homes are also located in a special flood hazard area or an area having mud slide hazards, copies of the application for a flood insurance policy of the Company plus proof of premium payment, and a declaration page confirming that flood insurance in the amounts required by Flood Insurance Laws has been issued, or such other evidence of such flood insurance reasonably satisfactory to the Required Holders and naming the Collateral Agent as sole loss payee on behalf of the Holders of Notes; (viii) the Company shall deliver to the holders an opinion of Venable LLP, California counsel to the Company, covering matters related to the Mortgage and real estate matters incident to the transaction; (ix) the Independent Engineer shall deliver to the holders a certificate confirming that the Project has been placed in service for U.S. federal income tax purposes; and (x) the Company shall deliver to the holders a duly executed contract with an expiry date not earlier than December 31, 2031 for a supply of Fuel (as defined in the Power Purchase Agreement) required for the Company to comply with its obligations under Section 10.1(c)(ix) of the Power Purchase Agreement with Air Products and Chemicals, Inc., Air Liquide, S.A., Linde plc or another gas provider mutually acceptable to the Company and the holders of the Notes. (b) Notwithstanding the foregoing, the Company may, without satisfying each of the Conditions Subsequent, release an amount from the Note Proceeds Account (i) (without duplication of any amounts released pursuant to clause (ii) of this Section 10.14) not to exceed $12,963,006 upon (I) the Company delivering to the holders a duly executed PPA Amendment in form and substance satisfactory to the holders and (II) the satisfaction of clauses (a)(vi) and (a)(ix) of this Section 10.14 and (ii) (without duplication of any amounts released pursuant to clause (i) of this Section 10.14) not to exceed $14,863,359 upon the satisfaction of each of the Conditions Subsequent (other than clauses (a)(vi) and (a)(ix) of this Section 10.14). (c) If (i) an Event of Default has occurred and is continuing and the Collateral Agent has been so instructed in writing by the Required Holders or (ii) the Conditions Subsequent have not been satisfied by the Outside Condition Subsequent Date, the Depositary Bank shall, in accordance with Section 3.01(b)(iii) of the Depositary Agreement and upon receipt of the Note Proceeds Release Instructions (as defined in the Depositary Agreement) executed by the Collateral Agent, pay all remaining amounts in the Note Proceeds Account to the holders of the Notes in accordance with such Note Proceeds Release Instructions (each of clauses (i) and (ii), a “Return of Funds”) as follows: (i) In the event that such Return of Funds occurs prior to the satisfaction of the Condition Subsequent set forth in clause (a)(v) of this Section 10.14, the Return of Funds to each holder of a Note shall be at a price equal to 0.15% multiplied by the outstanding principal amount of such holder’s Notes; provided, that any interest that accrued and was paid

-32- on such outstanding principal amount during the period such funds were on deposit in the Note Proceeds Account shall be netted from the amount paid by the Company to such holder pursuant to this clause (c)(i). (ii) In the event that such Return of Funds occurs after satisfaction of the Condition Subsequent set forth in clause (a)(v) of this Section 10.14, the Return of Funds to each holder of a Note shall be at a price equal to 0.40% multiplied by the outstanding principal amount of such holder’s Notes; provided, that any interest that accrued and was paid on such outstanding principal amount during the period such funds were on deposit in the Note Proceeds Account shall be netted from the amount paid by the Company to such holder pursuant to this clause (c)(ii). SECTION 11. NEGATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding: Section 11.1 Transactions with Affiliates. Except as set forth in Schedule 6.3, the Company will not enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company’s business and upon fair and reasonable terms no less favorable to the Company than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate. Section 11.2 Merger, Consolidation, Etc. The Company shall not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless: (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company is not such corporation or limited liability company, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Notes and the other Financing Documents and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and (b) immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing. No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 11.2, from its liability under this Agreement, the Notes and the other Financing Documents.

-33- Section 11.3 Line of Business; Subsidiaries, Employees. (a) The Company shall not engage in any business if, as a result, the general nature of the business in which the Company would then be engaged would be substantially changed from the general nature of the business in which the Company is engaged on the date of this Agreement as described in the Investor Presentation. (b) The Company shall not (i) create, form or acquire any subsidiary (of any percentage of legal, beneficial or record ownership), (ii) enter into any partnership or joint venture or (iii) maintain any employees. For purposes of this Section 11.3, beneficial ownership shall not refer to any Permitted Investments or contractual rights of the Company otherwise permitted pursuant to the Financing Documents. Section 11.4 Economic Sanctions, Etc. The Company shall not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws. Section 11.5 Liens. The Company shall not directly or indirectly create, incur, assume or suffer to exist (upon the happening of a contingency or otherwise) any Lien upon any of the Collateral, whether now owned or hereafter acquired, except Permitted Liens. Section 11.6 Limitation on Amendments to the Material Project Documents, Organizational Documents and Tax Credit Transfer Documents. (a) The Company shall not amend or otherwise modify, in any material or adverse respect, or grant any material or adverse waiver or consent under, any Material Project Document without the consent of the Required Holders (in consultation with the Independent Engineer), other than the PPA Amendment. (b) The Company shall not amend, supplement or otherwise modify (pursuant to a waiver or otherwise) its organizational documents, including the separateness provisions thereof, or permit or suffer to exist any amendment or modification of any of its organizational documents unless any such amendment or modification (i) does not adversely affect any material rights or remedies of any of the parties under any Material Project Document and (ii) could not otherwise reasonably be expected to have a Material Adverse Effect. (c) The Company shall not amend or otherwise modify, in any material or adverse respect, or grant any material or adverse waiver or consent under, any Tax Credit Transfer Document without the consent of the Required Holders. Section 11.7 Additional Material Project Documents. The Company shall not enter into or become a party to any Additional Material Project Document (with any series of related Additional Material Project Documents entered into as part of a single transaction or series of related transactions to be considered as one “Additional Project Document” for purposes of this Section 11.7) without the consent of the Required Holders unless such Additional Material Project Document (a) is in the best interest of, and on terms fair and reasonable to the Company, as certified by a Responsible Officer of

-34- the Company and (b) if such Additional Material Project Document provides for payments of more than $2,000,000 in the aggregate to be made or received by the Company thereunder in any year, (i) the Company has delivered a copy of the Additional Material Project Document to each Holder and (ii) to the extent required, the Company has given or caused to be given written notice to the counterparty thereto of the security interest therein granted under the Security Documents, or used commercially reasonable efforts to obtain a consent to assignment therefor within thirty (30) days after the execution of such Additional Material Project Document. Section 11.8 Investments. The Company shall not make any advance, loan, extension of credit (by way of Guaranty or otherwise) or capital contribution to, or purchase any Equity Interests, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person, asset or Property other than (a) Permitted Investments, (b) any rights it may have under the Material Project Documents and (c) immaterial assets and properties. Section 11.9 Incurrence of Indebtedness. The Company shall not create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except Indebtedness consisting of working capital facilities, letters of credit facilities or reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including for funding of the Debt Service Reserve Account, the Operating and Major Maintenance Reserve Account, the CapEx and Warranty Reserve Account or for credit support required to be provided in connection with obligations under the Material Project Documents (“Pari Passu LC Facility”); provided that any incurrence of a Pari Passu LC Facility shall be subject to the satisfaction or waiver of the following: (a) Delivery of a certificate from an Authorized Officer of the Company that (i) that no Default or Event of Default has occurred and is continuing or will result from the incurrence of such Pari Passu LC Facility, (ii) the additional Indebtedness is not expect to have a Material Adverse Effect, (iii) as to the use of the proceeds of such Indebtedness and (iv) to the extent that such Indebtedness is incurred to provide credit support required to be provided in connection with obligations under the Material Project Documents, a certification that such Indebtedness, together with other funds available for the Project, are expected to comply with obligations under the applicable Material Project Documents; (b) Delivery of any documents and/or instruments evidencing, documenting, securing or otherwise relating to any or all of the obligations relating to the applicable Pari Passu LC Facility; (c) Each of (i) the Debt Service Reserve Account, after giving effect to such incurrence, will be funded in an amount equal to the then-applicable Debt Service Reserve Requirement, (ii) the Operating and Major Maintenance Reserve Account will be funded in an amount equal to the then-applicable Operating Reserve Requirement, and (iii) the CapEx and Warranty Reserve Account will be funded in an amount equal to the then-applicable CapEx Reserve Requirement; and (d) The aggregate amount of the Pari Passu LC Facility shall not exceed $5,000,000 at any time.

-35- Section 11.10 Sale of Assets. The Company shall not dispose of any of its property, whether now owned or hereafter acquired, except: (a) the liquidation, sale or use of cash and Permitted Investments; (b) the Disposition of obsolete, damaged, worn out or surplus property, assets or rights (including surplus real property), or property, assets or rights not used or useful in the business of the Company in the ordinary course of business or where such property is not otherwise material to the operation of the relevant Project or the business of the Company; (c) sales of (and the granting of any option or other right to purchase, lease or otherwise acquire) power, electric capacity, transmission capacity, emissions credits, energy storage capacity or energy storage services or ancillary services or other inventory or products in the ordinary course of business, including pursuant to the Power Purchase Agreement; (d) sales of tax credits and other tax monetization structures; or (e) other Dispositions on an arm’s-length basis for cash consideration having a fair market value not to exceed (i) $1,000,000 in any fiscal year and (ii) $2,000,000 in the aggregate for all such Dispositions; provided that such Disposition is not reasonably expected to materially and adversely affect the operation and maintenance of the relevant Project. Section 11.11 Capital Expenditures. The Company shall not make any Capital Expenditures other than (a) Permitted Capital Expenditures and (b) Capital Expenditures to the extent financed in full with the proceeds of Voluntary Equity Contributions made to the Company which could not reasonably be expected to have a Material Adverse Effect. Section 11.12 Restricted Payments. Except as set forth in Section 10.9(d), the Company shall not make any Restricted Payments unless each of the following conditions (“Restricted Payment Conditions”) set forth below have been satisfied: (a) COD has been achieved; (b) no Default or Event of Default has occurred and is continuing; (c) the Company delivers to the Collateral Agent a certificate (setting out its calculations therein) confirming that, on the proposed date of such Restricted Payment, (i) the Historical Debt Service Coverage Ratio for the Calculation Period ending on the Calculation Date most recently preceding such proposed date is not less than 1.15:1.00 and (ii) the Pro Forma Debt Service Coverage Ratio for the first Calculation Period ending after such proposed date shall not be less than 1.15:1.00; and (d) (i) the Debt Service Reserve Account is funded (with cash or an Acceptable Letter of Credit (or by any combination of the foregoing)) in an amount equal to the Debt Service Reserve Requirement, (ii) the Operating and Major Maintenance Reserve Account is funded (with cash or an Acceptable Letter of Credit (or by any combination of the foregoing)) in an amount equal to the Operating Reserve Requirement and (iii) the CapEx and Warranty Reserve Account is funded (with cash or an Acceptable Letter of Credit (or by any combination of the foregoing)) in an amount equal to the CapEx Reserve Requirement.

-36- Section 11.13 Swap Contracts. The Company shall not enter into any Swap Contract or engage in any similar transaction for speculative purposes. Section 11.14 Changes in Fiscal Periods; Accounting Policies; Location; Name. (a) The Company shall not without the consent of the Required Holders, the Company shall not permit its fiscal year to end on a day other than [December 31], change its method of determining fiscal quarters or make, permit any change in accounting policies or reporting practices except as required by GAAP or change its federal employer identification number, except for any such changes which are not materially adverse to the holders of Notes. (b) Except upon 20 days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements (executed where appropriate) and other documents reasonably requested by the Collateral Agent and the Required Holders to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization, (ii) change its location of principal place of business or (iii) change its name. Section 11.15 Maintenance of Accounts. The Company shall not establish or maintain any deposit, securities, commodities or similar account other than (a) the Collateral Accounts established in accordance with the terms of the Depositary Agreement, (b) any deposit or securities accounts necessary or useful in the conduct of the Company’s business that may be established after the Closing (the “Deposit Accounts”); provided that, solely with respect to the Deposit Accounts, the Company shall obtain and deliver control agreements to the Collateral Agent concurrently with the establishment thereof and (c) Excluded Accounts. Section 11.16 Lease Agreements. The Company shall not enter into any lease agreements other than (a) the Site Lease and (b) lease agreements pursuant to which no more than $1,000,000 in the aggregate in rental payments shall be made in any fiscal year. Section 11.17 Sale and Leasebacks. The Company shall not enter into any arrangement with any Person providing for the leasing by the Company of real or personal property that has been or is to be sold or transferred by the Company to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company. Section 11.18 Debt Service Coverage Ratio. Commencing with the first Calculation Date to occur following the first anniversary of COD, the Debt Service Coverage Ratio shall not be less than 1.00 to 1.00. SECTION 12. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

-37- (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or (c) the Company defaults in the performance of or compliance with any term contained in Section 8.1(e) or Section 11 hereof; or (d) the Company defaults in the performance of or compliance with any term contained in Section 8.1 hereof (other than Section 8.1(e)) and such default is not remedied within five Business Days; or (e) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 12(a), (b), (c) and (d)) or in any Security Document or the Pledgor defaults in the compliance with any term contained in any Security Document and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from the Collateral Agent or any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 12(e)); or (f) any representation or warranty made in writing by or on behalf of the Company or the Pledgor or by any officer of the Company or the Pledgor in this Agreement, any Security Document or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made (other than those qualified by a reference to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects); provided that (i) if the fact, event or circumstance resulting in such false or incorrect representation or warranty is capable of being cured, corrected or otherwise remedied, (ii) such fact, event or circumstance resulting in such false or incorrect representation or warranty shall have been cured, corrected or otherwise remedied within 30 days from the date on which the Company or the Pledgor first obtains knowledge thereof and (iii) such representation or warranty (as cured, corrected or remedied) could not reasonably be expected to result in a Material Adverse Effect during the pendency of such cure period, then such false or incorrect representation or warranty shall not constitute an Event of Default hereunder; or (g) (i) the Company is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than the Notes and any other Indebtedness under the Financing Documents) that is outstanding in an aggregate principal amount of at least $2,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $2,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition, such Indebtedness has become or has been declared due and payable or one or more Persons are entitled to declare such Indebtedness to be due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $2,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require the Company so to purchase or repay such Indebtedness; or

-38- (h) (i) Any Affiliated Bankruptcy Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Affiliated Bankruptcy Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Affiliated Bankruptcy Party any case, proceeding or other action of a nature referred to in clause (i)(A) above that (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed or un-discharged for a period of sixty (60) days; or (iii) there shall be commenced against any Affiliated Bankruptcy Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Affiliated Bankruptcy Party shall take any corporate action in furtherance of, or consenting to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Affiliated Bankruptcy Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (i) one or more final judgments or orders for the payment of money aggregating in excess of $2,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against the Company and which judgments are not, within sixty (60) days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; or (j) if (i) the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (ii) the Company shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (iii) the Company establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company thereunder, (iv) the Company fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up or (v) the Company becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or (k) Any Applicable Permit necessary for the construction or operation of any Project shall be modified in an adverse manner, revoked, suspended, terminated, non-renewed, or cancelled by the issuing agency or other Governmental Authority having jurisdiction or the Company shall fail to obtain, renew, maintain or comply in all respects with any Applicable Permit, as applicable, if such event, together with all such other events, could reasonably be expected to result in a Material Adverse Effect; provided that an Event of Default with respect to an Applicable Permit shall not be deemed to have occurred if such Applicable Permit has been renewed, issued or replaced within thirty (30) days of the occurrence of a Default under this Section by a replacement Applicable Permit in form and substance reasonably acceptable to the Required Holders, so long as no Material Adverse Effect

-39- shall have occurred during such 30-day period; provided, further, that so long as the Company has applied for and is diligently pursuing renewal of the Applicable Permit in good faith and is operating under an existing version of the same Applicable Permit, whether active or expired, for the duration that the renewal application is pending before the relevant Governmental Authority pursuant to any permit shield provisions available under applicable Environmental Laws, then such 30-day period shall be extended to the full duration allowed under any such applicable permit shield provisions; or (l) Except as set forth on Schedule 6.3, the Company or any other party thereto shall breach or be in default under any material term, condition, provision, covenant, representation or warranty contained in any Material Project Document (including, for the avoidance of doubt, warranty obligations) and the effect of such breach or default could be reasonably expected to have a Material Adverse Effect on the Company or the relevant Project and any applicable grace or cure period with respect to such breach or default under such Material Project Document has expired; or (m) (i) The Power Purchaser or, prior to the Substantial Completion Date (as such term is defined in the EPC Contract) with respect to the EPC Contract, the EPC Contractor shall have suffered a continuing Bankruptcy Event; provided that such Event of Default shall not be deemed to have occurred if the Company has replaced the applicable Material Project Document with any such Person within forty-five (45) days of the occurrence of the Bankruptcy Event, with an Additional Project Document or other agreement that is in form and substance reasonably acceptable to the Required Holders (such acceptance not to be unreasonably withheld or delayed); or (n) Any Material Project Document shall cease for any reason to be in full force and effect unless terminated in accordance with its terms and not as a result of a default thereunder; or (o) an Event of Abandonment has occurred; or (p) an Event of Taking has occurred with respect to a material portion of the Company’s property and such Event of Taking could reasonably be expected to result in a Material Adverse Effect; or (q) any Financing Document shall, (i) except in accordance with its terms, as expressly permitted hereunder or thereunder or upon the satisfaction of the obligations, cease to be in full force and effect or shall be terminated or (ii) shall be declared void by a Governmental Authority or (iii) any party thereto (other than any holder or holders of Notes or the Collateral Agent) shall claim in writing such unenforceability or invalidity; or (r) The Project shall not have achieved Substantial Completion (as defined in the EPC Contract) by the Date Certain. SECTION 13. REMEDIES ON DEFAULT, ETC. Section 13.1 Acceleration. (a) If an Event of Default with respect to the Company described in Section 12(h) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

-40- (c) If any Event of Default described in Section 12(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 13.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make- Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 13.2 Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 13.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or other Financing Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 13.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 13.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18 and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 13.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon. Section 13.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Note, or any other Financing Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 13, including reasonable attorneys’ fees, expenses and disbursements.

-41- SECTION 14. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 14.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee and the principal amount (and stated interest) of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner and the principal amount (and stated interest) of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. The register shall be maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. Section 14.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 19(c)(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within 10 Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit A. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp, documentary or similar tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 7.2. Section 14.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(c)(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

-42- (b) in the case of mutilation, upon surrender and cancellation thereof, within 10 Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. SECTION 15. PAYMENTS ON NOTES. Section 15.1 Place of Payment. Subject to Section 15.2, payments of principal, Make- Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Wilmington Trust, National Association in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 15.2 Payment by Wire Transfer. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in the Purchaser Schedule, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 14.2. The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2. Section 15.3 FATCA Information. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number on an Internal Revenue Service W-9 or other Forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA and as may otherwise be necessary for the Company to comply with its obligations under FATCA and (b) in the case of any such holder that is not a United States Person, an Internal Revenue Service Form W-8 (and if applicable, a portfolio interest exemption certification), such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. Nothing in this Section 15.3 shall require any holder to provide information that is confidential or

-43- proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential. SECTION 16. EXPENSES, ETC. Section 16.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable and documented attorneys’ fees of one counsel for the Purchasers and holders of Notes, taken as a whole, and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or any other Financing Document (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, or any other Financing Document or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, or any other Financing Document or by reason of being a holder of any Note; (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and by any other Financing Document; and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company; in each case, other than those that result from or have arisen by reason of such Person’s bad faith, gross negligence or willful misconduct, as determined in the final and non-appealable judgement of a court of competent jurisdiction. Section 16.2 Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other applicable jurisdiction where the Company has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Notes or any other Financing Document, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 16, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder.

-44- Section 16.3 Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes, or any other Financing Documents and the termination of this Agreement. SECTION 17. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein and in any other Financing Document shall survive the execution and delivery of this Agreement, the Notes, and the other Financing Documents, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any other Financing Document shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and the other Financing Document embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 18. AMENDMENT AND WAIVER. Section 18.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (a) no amendment or waiver of any of Sections 1, 2, 3, 7 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and (b) no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make- Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver or (iii) amend any of Section 9 (except as set forth in the second sentence of Section 9.2, Section 12(a), Section 12(b) and Section 13, or Section 18). Section 18.2 Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant

-45- any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates (either pursuant to a waiver under Section 18.1 or subsequent to Section 9.5 having been amended pursuant to Section 18.) in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 18.3 Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. Section 18.4 Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Notes or any other Financing Document, or have directed the taking of any action provided herein or the Notes or any other Financing Document to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. SECTION 19. NOTICES. Except to the extent otherwise provided in Section 8.3 all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (charges prepaid). Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

-46- (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of [____________________________], or at such other address as the Company shall have specified to the holder of each Note in writing. Notices under this Section 19 will be deemed given only when actually received. SECTION 20. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves) and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. SECTION 21. CONFIDENTIAL INFORMATION. For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or (d) constitutes financial statements delivered to such Purchaser under Section 8.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to

-47- effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Financing Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 21. In the event that as a condition to receiving access to information relating to the Company in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through Intralinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 21 shall supersede any such other confidentiality undertaking. SECTION 22. SUBSTITUTION OF PURCHASER. Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”; provided, that no Person, or an Affiliate of any Person, that is a competitor of the Company or its Affiliates shall be a Substitute Purchaser) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 7. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. SECTION 23. MISCELLANEOUS. Section 23.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not, except that, subject to Section 11.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

-48- Section 23.2 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 10, Section 11 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. Section 23.3 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 23.4 Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 14, (b) subject to Section 23.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 23.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Section 23.6 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York

-49- excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. Section 23.7 Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. (b) The Company agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 23.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment. (c) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service. (d) Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction. (e) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith. * * * * *

-50- If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company. Very truly yours, CALISTOGA RESILIENCY CENTER, LLC By _____________________________________ [Title] This Agreement is hereby accepted and agreed to as of the date hereof. [ADD PURCHASER SIGNATURE BLOCKS]

A-1 SCHEDULE A DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptable Letter of Credit” means a letter of credit (which is not secured by the Collateral) issued by a bank or other financial institution rated at least A- by S&P or Fitch or A3 by Moody’s. “Additional Material Project Document” means any contract or agreement relating to the ownership, operation, maintenance, repair, financing or use of the Project entered into by the Company with any other Person subsequent to the date of this Agreement (including any contract(s) or agreement(s) entered into in substitution for any Material Project Document that has been terminated in accordance with its terms or otherwise) that (i) requires payments to be made or received in an amount in excess of two million Dollars ($2,000,000) in the aggregate per year or (ii) is for a term that is greater than two (2) years; provided that “Additional Material Project Documents” shall not include Tax Credit Transfer Documents. “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Person of which the Company beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. “Affiliated Bankruptcy Party” means (a) the Company and (b) the Pledgor. “Aggregate Offer Amount” is defined in Section 9.3(b)(ii) (Offer to Prepay). “Agreement” means this Note Purchase Agreement, including all Schedules attached to this Agreement. “Annual Operating Budget” is defined in Section 8.1(d) (Financial and Business Information – Annual Operating Budget). “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act. “Applicable Permit” means, at any time, any Permit to be obtained by or on behalf of the Company, including any such Permit relating to zoning, environmental or natural resource protection,

A-2 pollution, sanitation, FERC, CPUC, CAISO, PUHCA, safety, siting or building, importation of technology, equipment and materials, that is (a) material and necessary at such time to the development, construction or operation of the Project to construct, test, operate, maintain, repair, own or use the Project as contemplated by the Transaction Documents, to enter into any Transaction Document or to consummate any transaction contemplated thereby or (b) necessary so that (i) none of the Collateral Agent, the Holders, or any Affiliate of any of them may be deemed by any Governmental Authority to be subject to regulation under the FPA or PUHCA or under California laws or regulations in respect of the rates or the financial or organizational regulation of electric utilities solely as a result of the construction, operation, ownership, leasing or control of the Project or (ii) none of the Company nor any Affiliate of the Company that is a party to an Transaction Document may be deemed by any Governmental Authority to be subject to, or not exempt from, regulation under PUHCA (other than the FERC regulations implementing PUHCA relating to obtaining EWG Status, notice of holding company status and regulatory access to books and records), or under any California laws or regulations respecting the rates or the financial or organizational regulation of electric utilities. “Authorized Officer” means a natural Person designated by the Company as such on forms supplied by the Collateral Agent, in each case acting solely in his or her representative capacity and not individually. “Bankruptcy Event” means, with respect to any Person, such Person (a) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, (b) has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, (c) makes a general assignment for the benefit of creditors or (d) admits in writing its inability to pay its debts generally as they become due. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Bridge Facility” means that certain Credit Agreement dated as of March 14, 2025 among the Company, Jefferies Finance LLC, as administrative agent and collateral agent, and the lenders party thereto. “Bridge Facility Notes” means the “Notes” as defined in the Bridge Facility. “Bridge Facility Provider” means Jefferies Finance LLC. “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. “Calculation Date” means each February 28, May 31, August 31 and November 30 to occur after the Initial Closing Date. “Calculation Period” means the period of twelve months ending on a Calculation Date.

A-3 “CapEx and Warranty Reserve Account” is defined in the Depositary Agreement. “CapEx Reserve Requirement” means (i) from the date of the Closing to May 31, 2026, $500,000 and (ii) from and after June 1, 2026, $750,000. “Capital Expenditures” means, for any period, the aggregate amount of all expenditures of the Company payable during such period which, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Company, but excluding each of the following items, to the extent such item would otherwise be included as “Capital Expenditures”: (a) costs and expenses constituting Operating Costs (other than Permitted Capital Expenditures) or Project Costs or costs and expenses paid with amounts on deposit in Collateral Accounts in accordance with the Depositary Agreement; (b) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is less than any credit granted by the seller of such equipment for the equipment being traded in at such time; (c) payments in respect of Capital Lease Obligations permitted under this Agreement; and (d) expenditures to the extent the Company has received or has an unconditional commitment to receive reimbursement in cash from a Person that is not an Affiliate of the Company and for which the Company has not provided or is not required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person without such reimbursement. “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP. “Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP. “Change of Control” means (a) (i) prior to the Initial Delivery Date, Sponsor shall cease to legally and beneficially own and control, directly or indirectly, 100% of the common voting interests in Pledgor other than due to a sale or other transfer to a Qualified Owner or (ii) after the Initial Delivery Date, the Permitted Holders shall cease to legally and beneficially own and control, directly or indirectly, 50.1% of the common voting interests in Pledgor or (b) Pledgor shall cease to legally and beneficially directly own and control 100% of the common voting interests in the Company. “City” means the City of Calistoga, California.

A-4 “Closing” is defined in Section 3 (Closing). “COD” means the “Commercial Operation Date” as defined in the Interconnection Agreement. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time. “Collateral” means all property which is subject or is required to become subject to the security interests or Liens granted pursuant to any of the Security Documents. “Collateral Accounts” is defined in Section 11.15 (Maintenance of Accounts). “Collateral Agent” means Wilmington Trust, National Association. “Company” is defined in the first paragraph of this Agreement. “Conditions Subsequent” is defined in Section 10.14 (Conditions Subsequent). “Confidential Information” is defined in Section 21 (Confidential Information). “Consents” means each consent to collateral assignment required to be entered into pursuant to this Agreement, in each case by and among the Company, the Collateral Agent and the Persons identified therein, including, with respect to any Additional Material Project Document, a consent and agreement of each such party to such Additional Material Project Document (other than the Company), in each case, substantially in the form of Exhibit B or otherwise in form and substance reasonably satisfactory to the Required Holders. “Construction Budget and Schedule” means a reasonably detailed schedule of the development and construction of the Project and a reasonably detailed total budget for the Project following the drawdown in full of the Notes, as prepared by the Company and approved by the Purchasers (in consultation with the Independent Engineer) delivered on or before the Closing, in the form of Exhibit C hereto; and containing a reasonably detailed description of Project Costs incurred and expected to be incurred with respect to the development and construction of the Project, for the period commencing on the date of such Construction Budget and Schedule through the Guaranteed Substantial Completion Date (as such term is defined in the EPC Contract) for the Project. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing. “Controlled Entity” means (a) any of the Company’s respective Controlled Affiliates and (b) the parent entity of the Company and its Controlled Affiliates. “Conversion” means the conversion of the Indebtedness existing under the Bridge Facility as evidenced by the Bridge Facility Notes to the Indebtedness contemplated pursuant to this Agreement, including the amendment and restatement of the Bridge Facility Notes in the form of the Notes. “CPUC” means the California Public Utilities Commission.

A-5 “Date Certain” means October 4, 2025 “Debt Service” means, as of any period of determination, the aggregate amount of fees, interest and principal on account of the Notes (including any scheduled payments thereon but excluding any extraordinary mandatory redemptions) and the Pari Passu LC Facility, if applicable, due and payable by the Company during such period of determination. “Debt Service Coverage Ratio” means, as at any Calculation Date, (a) the ratio of (i) Net Cash Flow for the Calculation Period ended on such Calculation Date to (ii) Debt Service for the Calculation Period ended on such Calculation Date (the “Historical Debt Service Coverage Ratio”) and (b) the ratio of (i) Net Cash Flow for the period of twelve months beginning on such Calculation Date to (ii) projected Debt Service for the period of twelve months beginning on such Calculation Date (the “Pro Forma Debt Service Coverage Ratio”). “Debt Service Reserve Account” is defined in the Depositary Agreement. “Debt Service Reserve Requirement” means as of the date of determination, 100% of Maximum Annual Debt Service. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means interest at a rate per annum equal to two percent (2%) above the rate of interest stated in clause (a) of the first paragraph of the Notes. “Deposit Accounts” is defined in Section 11.15 (Maintenance of Accounts) “Depositary Agreement” means the Depositary Agreement, dated on or about the date hereof, among the Company, the Collateral Agent, and the Depositary Bank. “Depositary Bank” means Wilmington Trust, National Association. “Disclosure Documents” is defined in Section 6.3 (Disclosure). “Disposition” means any disposition of property or series of related dispositions of property that yields gross proceeds to the Company (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds). “Distribution Reserve Account” has the meaning ascribed to such term in the Depositary Agreement. “Effective Material Project Document” means, with respect to any Material Project Document, that such Material Project Document (a) has been executed and delivered by each party thereto, (b) all conditions precedent to the effectiveness of such Material Project Document have been satisfied or waived and (c) such Material Project Document is in full force and effect. “Environmental Claim” means any and all liabilities, obligations, losses, administrative, regulatory or judicial actions, suits, demands, decrees, claims, liens, judgments, warning notices, notices of noncompliance or violation, investigations (other than internal reports prepared by or on

A-6 behalf of the Company), proceedings, removal or remedial actions or orders, or damages, penalties, out-of-pocket costs, expenses, or disbursements, arising under any Environmental Law or any Permit issued under any such Environmental Law and relating to any Site or other property that is the subject of the Site Lease, including (a) any and all such claims for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (b) any and all such claims arising from alleged injury or threat of injury to health and safety, the environment, including ambient air, surface water, land surface, subsurface strate, and natural resources, or regarding the investigation, delineation, remediation, Release or potential Release of any Hazardous Materials (in each case, to the extent relating to human exposure to Hazardous Materials.) “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment and the use or Release into the environment of any Hazardous Materials. “EPC Contract” means the Engineering, Procurement, and Construction Agreement between Energy Vault, Inc., a Delaware corporation, and Calistoga Resiliency Center, LLC, a Delaware Limited Liability Company, dated as of November 18, 2024. “EPC Contractor” means Energy Vault, Inc., a Delaware limited liability company. “Equity Interests” means, with respect to any Person, all of the shares, membership interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Abandonment” means, with respect to the Project, the suspension or cessation for a period of at least sixty (60) consecutive days of all or substantially all of the operation and maintenance activities at the Project; provided, however, that any such suspension or cessation that arises from an Event of Loss, a requirement of law, an event of force majeure, curtailment or failure to be dispatched, or other bona fide business reasons shall not constitute an Event of Abandonment, in each case, so long as the Company is taking commercially reasonable actions to overcome or mitigate the effects of the cause of suspension or cessation so that maintenance and/or operations, as the case may be, can be resumed. Any period of cessation or suspension shall end on the date that operation and maintenance activities of a substantial nature are resumed. “Event of Default” is defined in Section 12 (Events of Default). “Event of Loss” means any event that causes all or substantially all of the Project to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever and, in each case, shall include an Event of Taking.

A-7 “Event of Taking” means any taking, seizure, confiscation, requisition, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority relating to all or substantially all of the Project, any equity interests in the Company or any other part of the Collateral. “EWG” means an exempt wholesale generator as defined under 18 C.F.R. § 366.1 (2024) “Excluded Accounts” is defined in the Security Agreement. “Fair Labor Standards Act” means the federal Fair Labor Standards Act of 1938 and the rules and regulations promulgated thereunder from time to time in effect. “FATCA” means (a) sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), together with any current or future regulations or official interpretations thereof, (b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the United States of America and any other jurisdiction, which (in either case) facilitates the implementation of the foregoing clause (a), and (b) any agreements entered into pursuant to section 1471(b)(1) of the Code. “FERC” means the Federal Energy Regulatory Commission and any successor thereto. “Financial Model” means the financial model of the Company dated [__], 2025, attached hereto as Annex I, as approved by the Purchasers. “Financing Documents” means (a) this Agreement, (b) the Notes, (c) the Security Documents, and (d) any other documents, agreements or instruments entered into, filed or recorded in connection with any of the foregoing. “Fitch” means Fitch Investors Service, Inc. and its subsidiaries, or any successor organization thereto. “Flood Hazard Property” is defined in Section 10.14(a)(vii)(D) (Conditions Subsequent). “Flood Insurance Laws” shall mean (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert Waters Reform Act of 2012 and, in each case, any regulations promulgated thereunder. “FPA” means the Federal Power Act, as amended, and FERC’s regulations promulgated thereunder. “Fronted Equity Contributions” is defined in the Depositary Agreement. “Funding Instructions Letter” is defined in Section 3(b). “Funds Flow Memorandum” means the memorandum setting forth the flow of funds on the Closing.

A-8 “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America. “Governmental Authority” means (a) the government of (i) the United States of America or any state or other political subdivision thereof, or (ii) any other jurisdiction in which the Company conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Governmental Rules” means any law, rule, regulation, ordinance, order, binding code interpretation, judgment, decree, or similar form of decision of any Governmental Authority, including FERC, CPUC, CAISO and the North American Reliability Corporation. “Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such indebtedness or obligation or any property constituting security therefor; (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation; (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof. In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

A-9 “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is regulated under Environmental Laws, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead-based paint, radon gas or similar regulated substances. “Historical Debt Service Coverage Ratio” has the meaning ascribed to such term in the definition of Debt Service Coverage Ratio. “Historical Financial Statements” means [______]. “Holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1 (Registration of Notes), provided, however, that if such Person is a nominee, then for the purposes of Section 8 (Information as to Company), Section 13 (Remedies on Default, Etc.), Section 18.2 (Solicitation of Holders of Notes) and Section 19 (Notices) and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “Indebtedness” with respect to any Person means, at any time, without duplication, (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock; (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (f) the aggregate Swap Termination Value of all Swap Contracts of such Person; and (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

A-10 Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP. “Independent Engineer” means E3 Consulting or any other nationally recognized independent engineer with relevant experience appointed after the Closing by the Company with the consent of the Required Holders. “INHAM Exemption” is defined in Section 7.2(e) (Source of Funds). “Initial Delivery Date” means the date on which the Project achieves the “Initial Delivery Date” under and as defined in the Power Purchase Agreement. “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form and (d) any Related Fund of any holder of any Note. “Insurance Consultant” means Blades, Crout & Proulx LLC, or any other nationally recognized insurance consultant with relevant experience. “Interconnection Agreement” means the Gas and Electric Extension Agreement, dated July 10, 2024, by and between Company and Power Purchaser. “Investment Grade Rating” means a Person whose long-term unsubordinated debt has been assigned a credit rating of “BBB-” or better by S&P or “Baa3” or better by Moody’s. “Investor Presentation” is defined in Section 6.3 (Disclosure). “Legal Requirements” means, as to any Person, any applicable law, statute, code, treaty, rule, regulation, ordinance including any Governmental Rule (including, without limitation, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in implementation thereof and (b) any requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States, in each case, pursuant to Basel III), or determination of an arbitrator or a court or other Governmental Authority, or any requirement under a material Permit, in each case, applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject. “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements). “Make-Whole Amount” is defined in Section 9.8 (Make-Whole Amount).

A-11 “Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement and the Notes or (c) the validity or enforceability of this Agreement, the Notes or any other Financing Document. “Material Project Documents” means, collectively, the Power Purchase Agreement, the EPC Contract, the O&M Agreement, the Interconnection Agreement, the Site Lease and any Additional Project Documents, as of the applicable time of determination, then in force and effect; provided that “Material Project Documents” shall not include Tax Credit Transfer Documents. “Material Project Participant” means a party to a Material Project Document other than the Company. “Maturity Date” is defined in the first paragraph of each Note. “Maximum Annual Debt Service” means as of the date of determination, an amount equal to the maximum aggregate Debt Service payable during the then-current or any future fiscal year. “MBR Authority” has the meaning given to such term in Section 6.18 (Energy Regulatory Status). “Moody’s” means Moody’s Investors Service, Inc. “Mortgage” means the deed of trust, dated as of the date hereof, and each other deed of trust made by the Company in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit D (Form of Mortgage). “Mortgaged Property” or “Mortgaged Properties” means the real property in Calistoga, California, identified as the “Property” in the Site Lease and identified in Schedule 1, attached hereto and made a part hereof, together with any after acquired real property as to which the Collateral Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the provisions of Section 10.7(b) (Further Assurances; Additional Collateral) or Section 10.14(a) (Conditions Subsequent) of this Agreement. For the avoidance of doubt, after acquired Property Interests shall not be considered Mortgaged Property until such time as the Company actually acquires such after acquired Property Interests and same are subjected to the Lien of a Mortgage pursuant to Section 10.7(b) (Further Assurances; Additional Collateral). “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA). “NAIC” means the National Association of Insurance Commissioners. “NAIC Annual Statement” is defined in Section 7.2(a) (Source of Funds). “Net Available Amount” means the aggregate amount of Loss Proceeds (as such term is defined in the Depositary Agreement) received by the Company in respect of an Event of Loss or Event

A-12 of Taking net of reasonable expenses incurred by the Company in connection with the collection of such Loss Proceeds. “Net Cash Flow” means in respect of any period, (i) the sum of the following (without duplication): (A) aggregate Project Revenues received by the Company during such period; plus (B) any other revenues received by the Company, less (ii) the sum of the following (without duplication): (A) the Operating Costs paid during such period with Project Revenues; and (B) all Capital Expenditures (to the extent not funded from any source other than Project Revenues paid during such period). “Net Cash Proceeds” means in connection with any asset disposition, the aggregate cash proceeds received by the Company in respect of any asset disposition (including any cash received upon the sale or other disposition of any non-cash consideration received in any asset disposition), net of the direct costs relating to such asset disposition and payments made to retire Indebtedness (other than the Notes) required to be repaid in connection therewith, including legal, accounting and investment banking fees, and sales commissions, and any relocation expenses incurred as a result of such asset disposition, Taxes paid or payable as a result of such asset disposition, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements and, including, without duplication, any Permitted Tax Distributions arising as a result of such asset disposition, and amounts reserved for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP. “Net Equity Proceeds” means an amount equal to any cash proceeds from the issuance of any Equity Interests of the Company, net of underwriting discounts and commissions and other reasonable costs, expenses and stamp or similar Taxes associated therewith, including reasonable legal fees and expenses. For the avoidance of doubt, cash proceeds in connection with the sale of Tax Credits shall not constitute Net Equity Proceeds. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside the United States of America by the Company primarily for the benefit of employees of the Company residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment and (b) is not subject to ERISA or the Code. “Note Proceeds Account” has the meaning ascribed to such term in the Depositary Agreement. “Note Purchase Agreement” is defined in the third paragraph of each Note. “Notes” is defined in Section 1 (Authorization of Notes). “O&M Agreement” means the Operation and Maintenance Agreement, dated as of November 7, 2024, by and between the O&M Provider and the Company, as further amended, amended and restated, or otherwise modified through the date of this Agreement. “O&M Provider” means Energy Vault, Inc. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

A-13 “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Offer Date” is defined in Section 9.3(a) (Offer to Prepay). “Offer to Prepay” is defined in Section 9.3(b) (Offer to Prepay). “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. “Operating Costs” means, for any period, the sum, computed without duplication among any of the following categories or from period to period, of the following: (a) cash operation, maintenance (including major maintenance costs) and administrative costs relating to the Project or any portion thereof and ordinary course fees, royalties and costs, including those paid or payable to the O&M Provider pursuant to the O&M Agreement; plus (b) Permitted Capital Expenditures and expenses for operating the Project and maintaining the Project in good repair and operating condition in accordance with Prudent Industry Practices paid or payable during such period, including to the counterparties to the Material Project Documents as required pursuant to the Material Project Documents; plus (c) insurance costs paid or payable in respect of insurance maintained or required to be maintained in respect of the Project during such period; plus (d) applicable sales and excise taxes (if any) paid or payable or reimbursable by the Company during such period; plus (e) franchise taxes paid or payable by the Company during such period; plus (f) property taxes paid or payable by the Company during such period; plus (g) any other direct taxes (if any) paid or payable by the Company during such period; plus (h) costs and fees attendant to the obtaining and maintaining in effect the Applicable Permits paid or payable during such period; plus (i) legal, accounting and other professional fees attendant to any of the foregoing items paid or payable during such period; plus (j) any fees, expenses and indemnification payments of the Secured Parties during such period not included in Debt Service; plus (k) all other cash expenses paid or payable by the Company in the ordinary course of business in connection with the operation of the Project. Operating Costs shall exclude, to the extent included above: (i) payments into any of the Collateral Accounts during such period; (ii) payments of any kind with respect to Restricted Payments during such period, except as permitted under Section 11.12; (iii) depreciation for such period; (iv) payments of any kind with respect to Debt Service or Indebtedness required to be paid from amounts available after application of Section [__] of the Depositary Agreement; and (v) any payments of any kind with respect to any restoration of the Project during such period. “Operating and Major Maintenance Reserve Account” is defined in the Depositary Agreement. “Operating Reserve Requirement” means $1,000,000. “Outside Condition Subsequent Date” is defined in Section 10.14 (Conditions Subsequent). “Pari Passu LC Facility” is defined in Section 11.9 (Incurrence of Indebtedness). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

A-14 “Permit” means any and all franchises, licenses, permits, approvals, certifications, authorizations, exemptions and other rights, privileges required to be obtained from a Governmental Authority under any Legal Requirement. “Permitted Capital Expenditures” means Capital Expenditures consistent with the Construction Budget and Schedule or the then current Annual Operating Budget (a) incurred for the purpose of permitting (i) the Company to comply with applicable Legal Requirements (including any Environmental Laws) and Applicable Permits or (ii) the Project to operate in accordance with the projections and budget set forth in the Financial Model or (b) as required to operate the Project in accordance with Prudent Industry Practices. “Permitted Holder” means Sponsor or any of its Affiliates or any Qualified Owner. “Permitted Investments” means: (a) direct obligations of the United States, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States, or of any agency thereof, in either case maturing not more than one year from the date of acquisition thereof; (b) investments in marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case, maturing within one year from the date of acquisition and rated (on the date of acquisition thereof) “A” or better by Fitch or S&P or “A2” or better by Moody’s, respectively; (c) Dollar time deposits with, or certificates of deposit issued by, (i) any bank or trust company licensed under the laws of the United States or any state thereof having outstanding senior long-term unsecured indebtedness and whose long-term debt is rated (on the date of acquisition thereof) “A” or better by Fitch or S&P or “A2” or better by Moody’s, respectively or (ii) a licensed branch of a foreign bank organized under the law of any member country of the Organization for Economic Co-Operation and Development having outstanding senior long-term unsecured indebtedness and whose long-term debt is rated (on the date of acquisition thereof) “A” or better by Fitch or S&P or “A2” or better by Moody’s, respectively, in each case maturing not more than one year from the date of acquisition thereof; (d) commercial paper or tax exempt obligations with a short-term rating “F-1” or better by Fitch or S&P or “P-1” or better by Moody’s, respectively, maturing not more than one year from the date of acquisition thereof; (e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and (f) money market funds rated at least “AA” or better by Fitch or Standard Poor’s or “Aa2” or better by Moody’s, including any fund for which the Depositary Bank or an affiliate of the Depositary Bank serves as an investment advisor, administrator or shareholder servicing agent, notwithstanding that (i) the Depositary Bank or an affiliate of the Depositary Bank charges and collects fees and expenses from such fund for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm’s length) and (ii) the Depositary Bank charges and collects fees and expenses for services rendered pursuant to the Depositary Agreement. “Permitted Lien” means: (a) Liens on Property of the Company securing all obligations of the Company under (i) the Notes and each other Financing Document and/or (ii) a Pari Passu LC Facility; (b) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided that any reserve or other appropriate provision as is required in conformity with GAAP, has been made therefor; (c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s or other like Liens imposed by law and arising in the ordinary course of business or in connection with the operation of the Project, in each case for sums not yet due or being

A-15 contested in good faith and by appropriate proceedings and with (i) adequate reserves in accordance with GAAP or (ii) for which other appropriate provisions have been made or provided, or (C) are fully covered by insurance; (d) pledges or deposits under worker’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts or leases, or to secure public or statutory obligations, surety bonds, appeal bonds, or customs duties and the like, in each case incurred in the ordinary course of business and not securing Indebtedness; (e) Liens resulting from judgments under any litigation or legal proceeding; provided that (i) execution or other enforcement of such Liens is effectively stayed or (ii) the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (A) for which adequate reserves in conformity with applicable generally accepted accounting practices have been established, (B) for which other appropriate provisions have been made or provided, or (C) are fully covered by insurance; (f) Liens, deposits or pledges to secure statutory obligations; (g) other Liens incident to the ordinary course of business that are not incurred in connection with the obtaining of any loan, advance, or credit and that do not in the aggregate materially impair the use of the Company’s property or assets or the value of such property or assets for the purpose of such business; (h) [reserved]; (i) servitudes, easements, rights-of-way, restrictions, encroachments, overlapping of improvements, strips, gores, gaps or breaks in contiguity, minor defects or irregularities in title and such other encumbrances or charges against real property or interests therein as of a similar nature which do not in a material way interfere with the value or use thereof or the Company’s business; (j) the terms and provisions of any Material Project Documents; and (k) as disclosed in Schedule 6.3 or the Investor Presentation. “Permitted Tax Distribution” means (i) with respect to any taxable period or portion thereof for which the Borrower or any of its subsidiaries are members of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes of which a direct or indirect parent of the Borrower is the common parent (each, a “Consolidated Tax Group”), or for which the Borrower is a partnership or disregarded entity for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes that is wholly-owned (directly or indirectly) by an entity that is taxable as a corporation for such income tax purposes, dividends or distributions by the Borrower or an applicable subsidiary, as may be relevant, to any direct or indirect parent of the Borrower in an amount required to pay any U.S. federal, state or local and/or non-U.S. income taxes (as applicable) of such Consolidated Tax Group or of such direct or indirect parent of the Borrower, as applicable, that are attributable to the taxable income of the Borrower and its subsidiaries for such taxable period; provided that for each such taxable period, the amount of distributions shall not exceed the amount of any U.S. federal, state or local and/or non-U.S. income taxes that the Borrower and/or its subsidiaries would have paid for such taxable period had the Borrower and/or such subsidiaries, as applicable, been a stand-alone corporate taxpayer or stand-alone corporate group, (ii) with respect to any taxable period (or portion thereof) for which the Borrower is a pass-through entity (including a partnership or disregarded entity) for U.S. federal or applicable U.S. state or local or non- U.S. income tax purposes and is not wholly owned (directly or indirectly) by an entity that is taxable as a corporation for such income tax purposes, dividends or distributions by the Borrower or an applicable subsidiary, as may be relevant, on or prior to each estimated tax payment date as well as each other applicable due date, in amounts which are sufficient to permit the direct and indirect members or partners of the Borrower to pay their income Taxes which arise as a result of their direct or indirect ownership of the Borrower and its subsidiaries, as determined or estimated by the Borrower in good faith, assuming each such member or partner is subject to tax at the highest combined marginal U.S. federal, state and/or local income tax rates applicable to an individual or, if higher, a corporation resident in Los Angeles, California, determined by taking into account (1) any U.S. federal, state and/or local (as applicable) loss carryforwards of such member or partner available from losses of such member or partner attributable to its direct or indirect ownership of the Borrower and its subsidiaries

A-16 for prior taxable periods to the extent such loss is of a character that would allow such loss to be available to reduce taxes in the current taxable period (taking into account any limitations on the utilization of such loss to reduce such taxes, and to the extent such loss had not already been utilized), and (2) the character (e.g., long-term or short-term capital gain or ordinary or exempt) of the applicable income and (3) any adjustment to such member’s or partner’s taxable income attributable to its direct or indirect ownership of the Borrower and its subsidiaries as a result of any tax examination, audit or adjustment and (ii) not taking into account the application of Section 199A of the Code and (2) the deductibility of state and local income taxes for U.S. federal income tax purposes and (iii) dividends or distributions by the Borrower to any direct or indirect parent of the Borrower in an amount required for any direct or indirect parent to pay franchise, excise and similar taxes and other fees and expenses required to maintain its corporate or other legal existence. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability. “Pledge Agreement” means the Pledge Agreement, dated as of the Closing, between the Pledgor and the Collateral Agent. “Pledgor” means Calistoga Resiliency Center HoldCo, LLC, a Delaware limited liability company. “Power Purchase Agreement” means the Distributed Generation Enabled Microgrid Services Agreement, dated as of December 20, 2022, between the Company and the Power Purchaser, as amended, amended and restated, or otherwise modified through the date of this Agreement. “Power Purchaser” means Pacific Gas and Electric Company, a California Corporation. “PPA Amendment” means that certain Amendment to the Power Purchase Agreement to be entered into by and between the Power Purchaser and the Company, pursuant to which, among other things, the Guaranteed Initial Delivery Date (as defined in the Power Purchase Agreement) shall be extended to September 1, 2025. “Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person. “Prepayment Date” is defined in Section 9.3(b)(iii) (Offer to Prepay). “Pro Forma Debt Service Coverage Ratio” has the meaning ascribed to such term in the definition of Debt Service Coverage Ratio. “Project” means the Calistoga Resiliency Center, a hybrid battery energy storage hydrogen fuel cell electrical power generation facility located in Calistoga, California, and capable of delivering

A-17 approximately 8.5 MW peak power and 293 MWh over a 48-hour period without refueling while generating. “Project Costs” is defined in the Depositary Agreement. “Project Revenues” means all revenues of the Company from the Project, including all interest paid in respect of any funds on deposit in the Collateral Accounts, proceeds from any business interruption and delay in start-up insurance, payments received by the Company under any Material Project Document, all cash payments received by the Company under or in connection with any Hedging Agreement, all proceeds of the sale or other disposition of any part of the Project, all income derived from Permitted Investments and all Tax Credit Transfer Proceeds. “Property,” “property,” or “Properties,” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. “Property Interests” means all property of the Company to the extent that it is treated as real property under applicable law. “Prudent Industry Practices” means, with respect to any Person, those practices, methods, equipment, specifications and standards of safety, as the same may change from time to time, as are commonly used by energy storage and electric generation facilities of a type and size similar to the Project as good, safe and prudent engineering practices in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such electrical generation facility, with commensurate standards of safety, performance, dependability, efficiency and economy. “Prudent Industry Practices” are not intended to be limited to the optimum practices, methods or acts to the exclusion of all others, but rather to be acceptable practices, methods or acts generally accepted in the United States electric power generation industry. “PTE” is defined in Section 7.2(a) (Source of Funds). “PUHCA” means the Public Utility Holding Company Act of 2005 and FERC’s regulations promulgated thereunder. “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2 (Transfer and Exchange of Notes)), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 (Transfer and Exchange of Notes) shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer. “Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information. “QPAM Exemption” is defined in Section 7.2(d) (Source of Funds). “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

A-18 “Qualified Operator” means any Person that has (or has an Affiliate that has) at least two (2) consecutive years of experience in the day-to-day operation of one or more facilities that consist of, in the aggregate, battery storage assets with capacity of at least 250 megawatts of utility scale solar energy generation or storage assets in the United States. “Qualified Owner” means any Person that, (a)(i) has current long-term senior unsecured debt rated not less than “BBB” by S&P or Fitch and “Baa2” by Moody’s, or an equivalent issuer rating or (ii) if an unrated entity, has a minimum tangible net worth of at least $200,000,000; and (b) (i) is a Qualified Operator or has an Affiliate that is a Qualified Operator or (ii) has caused the Company to contract for the operation of the Project by one or more Qualified Operators to the extent that the Project is not, at the time of (and after giving effect to) the direct or indirect acquisition of the interests in any Pledgor, as applicable, by such Person operated by a Qualified Operator. “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Release” means any release, spill, emission, leaking, pumping, depositing, pouring, placing, discarding, abandoning, emptying, migrating, seeping, escaping, leaching, dumping, injection, disposal or discharge into the environment, including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials. “Required Holders” means at any time on or after the Closing, the holders of at least 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates). “Required Insurance” is defined in Section 10.2(b) (Insurance; Loss Proceeds). “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. “Restricted Payment Conditions” is defined in Section 11.12. “Restricted Payments” means (a) any dividend or other distribution by the Company (in cash, Property of the Company, securities, obligations, or other property) on, or other dividends or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the Company of, any portion of any membership interest in the Company and (b) all payments (in cash, Property of the Company, securities, obligations, or other property) of principal of, interest on and other amounts with respect to, or other payments on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the Company of, any Indebtedness owed to the Pledgor or any Affiliate thereof; provided that Restricted Payments shall not include (i) the distribution to the Sponsor in accordance with Section 3.01(b)(iii) of the Depositary Agreement, (ii) Permitted Tax Distributions, (iii) reimbursement of Operating Costs in accordance with the Financing Documents and (iv) reimbursement of Fronted Equity Contributions in accordance with the Financing Documents. “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

A-19 “SEC” means the Securities and Exchange Commission of the United States of America. “Secured Party” means each holder of a Note, the Collateral Agent, and the Depositary Bank. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect. “Security Agreement” means the Security Agreement, dated as of the Closing, between the Company and the Collateral Agent for the benefit of the Secured Parties. “Security Documents” collectively means, (a) the Depositary Agreement, (b) the Security Agreement, (c) the Pledge Agreement, (d) the Mortgage, (e) each Consent, (f) any other mortgages, deeds of trust, security agreements, mandates, trust arrangements, pledge agreements or control agreements entered into after the Closing and of a similar nature relating to the Company or the financing contemplated by this offering, in each case for the benefit of the Secured Parties and (g) all other security documents hereafter delivered to the Collateral Agent granting a Lien on any property of any Person to secure the obligations of under the Financing Documents. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company. “Site Lease” means the Site Lease, dated as of July 18, 2023, by and between the City and the Company, as lessee. “Solvent” means, with respect to any Person on any date of determination, that on such date (it being agreed that any such determination on the Closing shall be after giving effect to the Closing): (a) the fair value of the assets of such Person exceeds their debts and liabilities, subordinated, contingent or otherwise, on a combined basis; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability, on a combined basis, of their debts, subordinated, contingent or otherwise, on a combined basis, as such debts become absolute and matured; (c) such Person does not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature; and (d) such Person will not have unreasonably small capital with which to conduct the business in which they are engaged as such businesses are conducted at Closing. “Source” is defined in Section 7.2 (Source of Funds). “Specified Conditions Subsequent” is defined in Section 10.14. “Sponsor” means Energy Vault Holdings, Inc., a Delaware corporation.

A-20 “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company. “Substitute Purchaser” is defined in Section 22 (Substitution of Purchaser). “SVO” means the Securities Valuation Office of the NAIC. “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing) and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts. “Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor. “Tax Credit” means the investment tax credit under Section 48 of the Code. “Tax Credit Transfer” means a transfer of all or a portion of the Tax Credits with respect to the Project from the Company to a Tax Credit Transferee pursuant to Section 6418 of the Code.

A-21 “Tax Credit Transfer Agreement” means, with respect to the Project, an agreement entered into between the Company and a Tax Credit Transferee setting forth the terms of a Tax Credit Transfer, together with all other related agreements effecting such Tax Credit Transfer, in form and substance reasonably satisfactory to the Required Holders (such approval not to be unreasonably withheld, conditioned or delayed). “Tax Credit Transfer Agreement Funding Date” means any date on which Tax Credit Transferee makes payment amounts to the Company pursuant to the Tax Credit Transfer Agreement. “Tax Credit Transfer Agreement Signing Date” means the date of execution of the applicable Tax Credit Transfer Agreement. “Tax Credit Transfer Documents” means, collectively, the Tax Credit Transfer Agreement and the Tax Credit Transferee Credit Support, if any. “Tax Credit Transfer Outside Date” means [●]2. “Tax Credit Transfer Prepayment Amount” is defined in Section 9.3(a)(iv). “Tax Credit Transfer Proceeds” means the payments to the Company by the Tax Credit Transferee pursuant to the Tax Credit Transfer Agreement. “Tax Credit Transferee” means a “transferee taxpayer” (as such term is used in Section 6418 of the Code) which is not related (within the meaning of Code Section 267(b) or 707(b)(1)) to the transferor, who shall be any Person that (a) (i) (x) (1) has long-term unsecured senior debt obligations rated at least “BBB-” by S&P or at least “Baa3” by Moody’s or such equivalent rating by another ratings agency reasonably acceptable to the Required Holders or (2) if an unrated entity, has a minimum tangible net worth of at least $200,000,000 or (y) otherwise has a creditworthiness reasonably acceptable to the Required Holders or (b) has provided the Tax Credit Transferee Credit Support as of the date of the Tax Credit Transfer Agreement. “Tax Credit Transferee Credit Support” means, to the extent that the Tax Credit Transferee does not satisfy the condition in clause (a) of the definition of “Tax Credit Transferee”, either (a) a letter of credit for the benefit of the Company as beneficiary an issuer whose long-term unsecured, unsubordinated indebtedness is rated at least “A-” by S&P, “A3” by Moody’s or “A-” by Fitch or such other ratings agency reasonably acceptable to the Required Holders with an initial statement amount that is not less than Tax Credit Transferee’s purchase commitment under the Tax Credit Transfer Agreement or (b) a parent guaranty, for the benefit of the Company, in form and substance reasonably acceptable to the Required Holders (such approval not to be unreasonably withheld, delayed or conditioned) by either (i) an Affiliate of the Tax Credit Transferee that has (A) has long-term unsecured senior debt obligations rated at least “BBB-” by S&P or at least “Baa3” by Moody’s or such equivalent rating by another ratings agency reasonably acceptable to the Required Holders or (B) if an unrated entity, has a minimum tangible net worth of at least $200,000,000 or (ii) another Person reasonably acceptable to the Required Holders. “Transaction Documents” means, collectively, the Material Project Documents and the Financing Documents. 2 NTD: Company to propose a date.

A-22 “Transmission System” means the high voltage electric transmission system owned by Power Purchaser with an interconnection at the substation known as CALISTOGA SUB. “United States Person” has the meaning set forth in Section 7701(a)(30) of the Code. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect. “Voluntary Equity Contributions” means any equity contribution made to the Company by or on behalf of the Pledgor or any Affiliate of the Pledgor.

SCHEDULE 1 (to Note Agreement) SCHEDULE 1 SITE Lying within the City of Calistoga, County of Napa, State of California and being a portion of the parcel of land described in the deed to the City of Calistoga recorded February 4, 1916 in Book 232 of Deeds at page 200, a portion of the parcels of land described in the deed to the City of Calistoga recorded May 11, 1943 in Book 194 of Official Records at Page 86, and a portion of the parcel of land described as Parcel No. 1 in the deed to the City of Calistoga recorded September 24, 1986 in Book 1468 of Official Records at Page 214, all in the Office of the County Recorder of Napa County, said portion of land being more particularly described as follows: COMMENCING at a found 3” brass disk well monument at the centerline of Washington Street in the City of Calistoga; thence south 71◦18’40” East 626.60 feet to another 3” brass disc well monument as shown on the Record of Survey Map Filed in Bool 48 at Page 81 Napa County Records (Basis of Bearings for this legal description); thence South 72◦22’46” East 852.3 feet to the POINT OF BEGINNING; thence Noth 24◦38’38” East 106.69 feet; thence South 63◦57’04” East 370 feet; thence South 12◦47’47” West 26.60 feet; thence South 78◦56’57” West 68.74 feet; thence North 71◦01’03” West 371.09 feet to the POINT OF BEGINNING Containing 0.70 acres, more or less.

SCHEDULE 6.3 (to Note Agreement) SCHEDULE 6.3 DISCLOSURE MATERIALS The following documents are located in the SharePoint site labeled: Calistoga Resiliency Center - Dataroom2 in folder: 8. Disclosure Materials (NPA) 1. The Investor Presentation 2. Insurance Certificates 3. Financial Statements 4. Financial Model

SCHEDULE 6.5 (to Note Agreement) SCHEDULE 6.5 FINANCIAL STATEMENTS The Financial Statements can be found in Schedule 6.3.

SCHEDULE 6.14 (to Note Agreement) SCHEDULE 6.14 EXISTING INDEBTEDNESS OF THE COMPANY FINAL OUTSTANDING OBLIGOR(S) CREDITOR CUSIP OR ISIN (IF APPLICABLE) DESCRIPTION OF INDEBTEDNESS INTEREST RATE(S) COLLATERAL MATURITY PRINCIPAL AMOUNT

SCHEDULE 6.19 (to Note Agreement) SCHEDULE 6.19 APPLICABLE PERMITS The following documents are located in the SharePoint site labeled: Calistoga Resiliency Center - Dataroom2 in folder: NPA Permit Library FILENAME Description 1018-PGE Easement Deed Executed easement for the MV line extension from pole to the site 240223 Phase II Activities_Encroachment App_CRC General encroachment permit for Phase 2 drainage and grading around City property 240223 Phase II Activities_Grading App_CRC-signed Basic grading permit for dirt work and excavation around the site CRC Building Permit_Phase 2 Control House Specific building permit for the site control house structure CRC Building Permit_Phase 1 CSE General building permit for the Phase 1 site work, utility movements and excavation CRC Encroachment Permit_Phase 2 5002 General encroachment permit for the Phase 2 work around City property CRC Encroachment Permit_Phase 1 4870 General encroachment permit for the Phase 1 work around City property CRC Fire Permit 1990 Site Fire permit for the design, panel, sensors etc CRC Grading Permit Phase 2 Specific building permit related to Phase 2 grading work at the site PC RESO 2023-7 Approving UP 2022-11 City Design Committee approval for the project Use Permit PC RESO 2023-9 Approving DP 2022-4 City Design Committee approval for the Design Review for the project SPCC Tier1 Calistoga Resiliency Center 2024.07 Spill Prevention Control and Countermeasure approved plan for the operating site

SCHEDULE 10.2 (to Note Agreement) SCHEDULE 10.2 REQUIRED INSURANCE A. Capitalized terms used in this Schedule 10.2 shall have the meanings given to such terms in the Agreement to which this Schedule 10.2 is attached and made part of (unless specifically defined in this Schedule 10.2). B. Company shall procure and/or maintain, or cause to be maintained, for the full term and thereafter as required herein, at their sole cost and expense, the following insurance coverage: 1. Builders risk insurance - until such time as the materials or work are accepted and put to their intended use or Commercial Operation Date (COD), and appropriate lien waivers are received and accepted by Company, written on an “all risk” builders risk form, on a completed value basis including change orders with the following minimum coverage: (i) replacement cost valuation; (ii) debris removal; (iii) earthquake, flood and wind coverage; (iv) permission for partial occupancy; (v) temporary off-site storage; (vi) transit; (vii) testing and startup; (viii) waiver of subrogation in favor of all named insureds, project manager, Collateral Agent and Secured Parties; (ix) name the Collateral Agent for the benefit of the Secured Parties as assignee on a lender’s loss payable clause, or equivalent endorsement; and (x) a reasonable deductible based on market availability. Company will include general contractor, subcontractors, of all tiers, as named insureds with Company as the first named insured. Company will adjust all claims on behalf of all named insureds subject to lenders’ loss payable clause or equivalent endorsement and in accordance with the Note Purchase Agreement. 2. Property insurance shall insure the real and personal property (building, improvements and betterments, contents) under a form with coverage not less than that found on ISO “Causes of Loss – Special Form” and ISO “Building and Personal Property Form” or their equivalent forms (e.g., an “All Risk” manuscript policy) upon COD. The coverage shall include, but not be limited to: (i) 100% of the estimated replacement cost of the real and personal property; (ii) agreed amount endorsement and or a coinsurance waiver endorsement; (iii) building ordinance coverage (ordinance or law); (iv) equipment breakdown coverage; v) name the Collateral Agent for the benefit of the Secured Parties as assignee on a lender’s loss payable clause or equivalent endorsement; and (v) loss of business income and extra expense coverage for a period not less than 12 months with an extended period of indemnity of 12 months. In addition to the ISO forms (or their equivalent), the property policy shall cover; (a) acts of terrorism (at a minimum TRIA coverage); and (b) the following additional perils with separate limits of no less than $10,000,000 per occurrence for each of the following perils: windstorm, earthquake and flood. If the location is in a high hazard flood zone as determined by Federal Emergency Management Agency, then Company shall purchase and maintain coverage through the National Flood Insurance Plan to the maximum available limit for commercial concerns and $5,000,000 of excess flood insurance including business income coverage. 3. Commercial general liability insurance shall cover all operations and work of Company for bodily injury and property damage, advertising and personal injury liability with limits of not less than: a. $1,000,000 each occurrence.

SCHEDULE 10.2 (to Note Agreement) b. $1,000,000 personal and advertising injury. c. $2,000,000 general aggregate (other than products – completed operations). d. $2,000,000 products – completed operations aggregate. Coverage shall be written on an “occurrence” basis using an ISO CG 00 01 form (“claims made” is not acceptable), with the following minimum coverage: a. Separation of insureds. b. Contractual liability (as provided by ISO CG 00 01 form); with no additional restrictions, modifications, endorsements, or amendments. c. Additional insured coverage for Collateral Agent, Secured Parties and Customers as required by contract using an ISO CG 20 26 07/04 edition or equivalent form. d. Additional insured status must be on a primary and noncontributory basis. e. Waiver of subrogation in favor of Collateral Agent, Secured Parties and Customers as required by contract using an ISO CG 24 04 12/19 edition or equivalent form. f. No “height restriction”, “explosion, collapse or underground (XCU)” limitations or similar restrictions, endorsements, or exclusions. Company shall maintain commercial general liability insurance for not less than ten (10) years, the statute of repose or statute of limitations, whichever is shorter, after the completion of the Project; including products - completed operations coverage and additional insured status as detailed above. 4. Commercial automobile liability insurance shall cover all owned, leased, non-owned and hired vehicles or any mobile equipment subject to compulsory insurance or financial responsibility laws or other motor vehicle insurance laws for bodily injury and property damage with limits of not less than $1,000,000 per accident and shall be written on an ISO CA 00 01 or equivalent form and include Collateral Agent and Secured Parties as additional insureds on a primary and non-contributory basis and include a waiver of subrogation in favor of the Collateral Agent and Secured Parties. 5. Workers’ compensation and employers’ liability insurance in accordance with the applicable state statutes and laws exercising jurisdiction over employees. Employers’ liability limits not less than: a. $1,000,000 bodily injury by accident, for each accident. b. $1,000,000 bodily injury by disease, policy limit. c. $1,000,000 bodily injury by disease, each employee. To the fullest extent allowed by law, include a waiver of subrogation in favor of the Collateral Agent and Secured Parties.

SCHEDULE 10.2 (to Note Agreement) 6. Umbrella liability insurance shall cover all operations and work of Company and shall be follow form of the employers’ liability, commercial general liability and commercial automobile liability insurance policies as detailed in this Schedule 10.2, with limits of not less than: a. $25,000,000 each occurrence. b. $25,000,000 general aggregate. c. $25,000,000 products – completed operations aggregate. Coverage shall be written on an “occurrence” basis form. Follow form of all underlying insurance policies for additional insured, primary and noncontributory basis and waiver of subrogation. Company shall maintain umbrella or excess liability insurance for not less than the ten (10) years, statute of repose or statute of limitations, whichever is shorter, after the completion of the project; including products - completed operations coverage and additional insured status as detailed above. 7. Contractors Pollution Liability (during construction/maintenance) and Pollution legal liability insurance which shall cover all operations, services and/or work with limits not less than $5,000,000 per loss, schedule CRC location and include Collateral Agent and Secured Parties as additional insureds on a primary and non-contributory basis and include a waiver of subrogation in favor of the Collateral Agent and Secured Parties. 8. Cyber and privacy insurance shall cover all operations and work of Company with limits of not less than $10,000,000 each claim and include Collateral Agent and Secured Parties as additional insureds on a primary and non-contributory basis and include a waiver of subrogation in favor of the Collateral Agent and Secured Parties. 9. Directors & Officers liability insurance for any actual or alleged act, error, statement, omission, or breach of duty by a director or officer in their capacity as such, or any matter claimed against them solely by reason of their status as a director or officer of the Company with limits of not less than $5,000,000 each claim. 10. Crime (fidelity) insurance covering all employees, temporary workers or independent contracts of Company with limits not less than $1,000,000 each occurrence, including third party / client coverage where required by contract. 11. And such other or additional insurance as may be customary, required by law, or as the Collateral Agent and Secured Parties, Customer or Company deems necessary to maintain. C. All reference to “ISO” means unamended or unaltered versions of the Insurance Services Office insurance policy forms and endorsements. D. All required insurance shall use Insurers with a minimum A.M. Best rating of A- VIII and all insurers shall be licensed or authorized to do business in the state of California. E. All required insurance shall be endorsed to provide Collateral Agent and Customers as required by contract to receive thirty (30) days prior written notice of cancellation or nonrenewal except ten (10) days for nonpayment of premium.

SCHEDULE 10.2 (to Note Agreement) F. Company shall furnish Collateral Agent and Customers as required by contract with ACORD certificate(s) of insurance executed by a duly authorized representative of each insurer, showing compliance with the insurance requirements set forth herein. Any waiver of the Company’s obligation to furnish such ACORD certificate(s) or maintain such insurance must be in writing and signed by an authorized representative of Collateral Agent. Failure of Collateral Agent to demand such certificate(s) or other evidence of full compliance with these insurance requirements or failure of Collateral Agent to identify a deficiency from evidence that is provided shall not be construed as a waiver of Company’s obligation to maintain such insurance, or as a waiver as to the enforcement of any of these provisions at a later date. G. Company shall cooperate with Collateral Agent on behalf of the Secured Parties. Company shall notify Collateral Agent in writing as soon as practicable after they receive notice of any loss, damage, or injury or are aware of an incident which might give rise to a claim in the future when the amount of the claim or estimated amount of the claim is in excess of $100,000. Company shall work with Collateral Agent on behalf of the Secured Parties to adjust claims per the Note Purchase Agreement and take no action which might operate to bar Collateral Agent or Secured Parties from obtaining protection afforded by Company’s insurance policies or which might prejudice Collateral Agent or Secured Parties in its defense to a claim based on such loss, damage, or injury. H. Upon the request of Collateral Agent, a complete copy of the required insurance policies and/or any other documents or information necessary to verify the insurance coverage required herein are in force and all premia have been paid, are to be submitted to Collateral Agent as soon as practical. I. The insurance coverage set forth in this Insurance Schedule, will in no way limit Company liability arising out of any operations, services and/or work (including liability under indemnification provisions) or under any other agreements or by-law. Company will be responsible for determining appropriate inclusions, coverage and limits which may be in excess of the minimum insurance requirements set forth herein. J. This Insurance Schedule is an independent contract provision and shall survive the termination or expiration of the agreement.

SCHEDULE 10.14 (to Note Agreement) SCHEDULE 10.14 CONSENTS AND NOTICES 1. Consent to collateral assignment of the Power Purchase Agreement; 2. Consent to collateral assignment of the EPC Contract; 3. Consent to collateral assignment of the O&M Agreement; 4. Consent of the City to the Financing Documents in accordance with Section 22(c) of the Site Lease; and 5. Notice to the City of the Mortgage.

PURCHASER SCHEDULE (to Note Agreement) PURCHASER SCHEDULE CALISTOGA RESILIENCY CENTER, LLC 4360 Park Terrace Drive, Suite 100 Westlake Village, CA 91361 Information Relating to Purchasers NAME AND ADDRESS OF PURCHASER PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED [NAME OF PURCHASER] $ (1) All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds. (2) All notices of payments and written confirmations of such wire transfers: (3) E-mail address for Electronic Delivery: (4) All other communications: (5) U.S. Tax Identification Number:

Exhibit A- (to Note Agreement) EXHIBIT A [FORM OF NOTE] CALISTOGA RESILIENCY CENTER, LLC [____]% SENIOR SECURED NOTE DUE [APRIL __], 2032 No. [_____] [Date] $[_______] PPN[______________] FOR VALUE RECEIVED, the undersigned, CALISTOGA RESILIENCY CENTER, LLC (herein called the “Company”), a limited liability company organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or its registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on April 4, 2032 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of (x) 12.50% per annum (the “Initial Interest Rate”) from the date hereof until the earlier to occur of (i) the Company’s receipt of any Tax Credit Transfer Proceeds and (ii) December 31, 2025 and (y) thereafter, 9.50% per annum (the “Subsequent Interest Rate”), in each case payable semiannually, on the 28th day of February (or the 29th day of February in a leap year) and the 31st day of August in each year, commencing with the February 28 (or February 29 in a leap year) or August 31 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i)(I) 14.50% while the Initial Interest Rate is in effect or (II) 11.50% while the Subsequent Interest Rate is in effect or (ii) 2.00% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York City, NY as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York City, New York at the principal office of Wilmington Trust, National Association in such jurisdiction or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below. This Note is one of a series of senior secured notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated April 4, 2025 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) made the representation set forth in Section 7.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new

Exhibit A- (to Note Agreement) Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement. This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice- of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. CALISTOGA RESILIENCY CENTER, LLC By _____________________________________ Name: Title:

Exhibit B-1 (to Note Agreement) EXHIBIT B FORM OF CONSENT CONSENT AND AGREEMENT This CONSENT AND AGREEMENT (“Consent and Agreement”) is entered into as of [______] [__], 2025 between [●], [●] (“Contracting Party”), and Wilmington Trust, National Association as collateral agent (in such capacity, “Collateral Agent”), for the benefit of various lenders and issuing banks (collectively, the “Secured Parties”) providing financing to Calistoga Resiliency Center, LLC, a Delaware limited liability Company (“Company”). Contracting Party, Company, and the Collateral Agent shall each individually be referred to as a “Party” and collectively as the “Parties”. Recitals A. Pursuant to that certain [___________] dated as of [●] (as amended, modified, supplemented or amended and restated from time to time, and including all related agreements, instruments and documents, collectively, the “Assigned Agreement”) between Contracting Party and Company. B. The Secured Parties have provided, or have agreed to provide, to Company financing pursuant to one or more agreements (the “Financing Documents”), and require that Collateral Agent be provided certain rights with respect to the “Assigned Agreement” and the “Assigned Agreement Accounts,” each as defined below, in connection with such financing. C. In consideration for the execution and delivery of the Assigned Agreement, Contracting Party has agreed to enter into this Consent and Agreement for the benefit of Company. Agreement 1. Definitions. Any capitalized term used but not defined herein shall have the meaning specified for such term in the Assigned Agreement. 2. Consent. Subject to the terms and conditions below, Contracting Party consents to and approves the pledge and assignment by Company to Collateral Agent pursuant to the Financing Documents of (a) the Assigned Agreement and (b) the accounts, revenues and proceeds of the Assigned Agreement (collectively, the “Assigned Agreement Accounts”). 3. Limitations on Assignment. 3.1 Limitations. Collateral Agent acknowledges and confirms that, notwithstanding any provision to the contrary under applicable law or in any Financing Document executed by Company, Collateral Agent shall not assume, sell or otherwise dispose of the Assigned Agreement (whether by foreclosure sale, conveyance in lieu of foreclosure or otherwise) unless, on or before the date of any such assumption, sale or disposition, Collateral Agent or any third-party designated by Collateral Agent, as the case may be, assuming, purchasing or otherwise acquiring the Assigned Agreement is a Permitted Transferee. Collateral Agent further acknowledges that this assignment of the Assigned Agreement and the Assigned Agreement Accounts is for security purposes only and that Collateral Agent has no rights under the Assigned Agreement or the Assigned Agreement Accounts to enforce

Exhibit B-2 (to Note Agreement) the provisions of the Assigned Agreement or the Assigned Agreement Accounts unless and until an event of default has occurred and is continuing under the Financing Documents between Company and Collateral Agent (a “Financing Default”), in which case Collateral Agent shall be entitled to designate a Permitted Transferee, after completing the process of obtaining Contracting Party’s acceptance in accordance with Section 3.2(a), to assume all of the rights and benefits and be subject to all of the obligations which Company then has or may have under the Assigned Agreement to the same extent and in the same manner as if the Permitted Transferee were an original party to the Assigned Agreement. 3.2 “Permitted Transferee”. (a) A Permitted Transferee is a person or entity that: (i) cures any and all defaults of Company under the Assigned Agreement which are “Capable of Being Cured” as defined in Section 3.2(b); (ii) executes and delivers to Contracting Party a written assumption of all of Company’s rights and obligations under the Assigned Agreement in form and substance reasonably satisfactory to Contracting Party; (iii) otherwise satisfies and complies with all requirements of the Assigned Agreement; (iv) if requested by Contracting Party, provides (A) tax and enforceability assurance as Contracting Party may reasonably request, to ensure that Contracting Party does not incur any costs or lose any benefits by such assignment; (B) documentation to demonstrate the Permitted Transferee’s safety record and ability to meet applicable safety obligations; and (C) its ability to construct (if applicable), operate, and maintain the Project, and evidence that the Permitted Transferee has operated other energy facilities with a similar technology and operating profile; and (v) is reasonably acceptable to Contracting Party. (b) “Capable of Being Cured” means that the Assigned Agreement specifies that a cure is available to Company for a default(s), whether such cure is financial or by performance, and the terms of the cure as specified in the Assigned Agreement remain unfulfilled and available as set forth in the Assigned Agreement without modification. If the Assigned Agreement does not specify that a cure is available for a default(s), or a cure is specified but is no longer available as a cure (due to the passage of time or for any other reason), then the default(s) shall not be “Capable of Being Cured”. An incurable default by Company shall be cause for termination by Contracting Party of the Assigned Agreement and the Assigned Agreement will not be available for assignment to a Permitted Transferee. (c) Collateral Agent shall, following the occurrence of a Financing Default, Notify Contracting Party of the identity of a proposed transferee of the Assigned Agreement, which proposed transferee may include Collateral Agent, in connection with the enforcement of Collateral Agent’s rights under the Financing Documents, and Contracting Party shall, within thirty (30) Business Days of its receipt of such Notice, confirm to Collateral Agent whether or not such proposed transferee is a Permitted Transferee (together with a written statement of the reason(s) for any negative determination), it being understood that if Contracting Party shall fail to so respond within such thirty (30) Business Day period such proposed transferee shall be deemed to be a Permitted Transferee. 4. Cure Rights. 4.1 Notice to Collateral Agent. Concurrently with the delivery to Company of any Notice of an event of default under the Assigned Agreement (each, an “Event of Default”) (and, a “Default Notice”), Contracting Party shall provide a copy of such Default Notice to Collateral Agent pursuant

Exhibit B-3 (to Note Agreement) to Section 8.1 of this Consent and Agreement. In addition, Company shall provide a copy of the Default Notice to Collateral Agent promptly after receipt from Contracting Party (and in any event within five (5) Business Days), independent of any agreement of Contracting Party to deliver such Default Notice. 4.2 Cure Period Available to Collateral Agent. Upon the occurrence of an Event of Default, but only if the default is curable, Contracting Party agrees not to terminate the Assigned Agreement unless it or Company first provides Collateral Agent with Notice of the Event of Default and Contracting Party affords Collateral Agent an additional cure period of ten (10) calendar days for a financial cure or thirty (30) calendar days for a non-financial cure. 4.3 Failure to Deliver Default Notice. If neither Contracting Party nor Company delivers a Default Notice to Collateral Agent as provided in Section 4.1, then the Collateral Agent’s applicable cure period shall begin on the date on which Notice of an Event of Default is delivered to Collateral Agent by either Contracting Party or Company, whichever is received first. Except for a delay in the commencement of the cure period for Collateral Agent and a delay in Contracting Party’s ability to terminate the Assigned Agreement (in each case only if both Contracting Party and Company fail to deliver Notice of an Event of Default to Collateral Agent), failure of Contracting Party to deliver any Default Notice shall not waive Contracting Party’s right to take any action under the Assigned Agreement and will not subject Contracting Party to any damages or liability for failure to provide such Notice. 4.4 Extension for Foreclosure Proceedings. If (a) it is necessary for the Collateral Agent to have possession of the Project (as defined in the Assigned Agreement) in order for Collateral Agent to cure an Event of Default which is Capable of Being Cured, as defined in Section 3.2(b) and (b) Collateral Agent commences foreclosure proceedings against Company within thirty (30) calendar days of receiving Notice of an Event of Default from Contracting Party or Company, whichever is received first, then Collateral Agent shall be allowed an additional period to complete such foreclosure proceedings, such period not to exceed ninety (90) calendar days; provided, however, that Collateral Agent shall provide a Notice to Contracting Party that it intends to commence foreclosure proceedings with respect to Company within ten (10) calendar days of receiving a Notice of such Event of Default from Contracting Party or Company, whichever is received first. In the event Collateral Agent or its designated Permitted Transferee succeeds to Company’s interest in the Project as a result of foreclosure proceedings, the Collateral Agent or Permitted Transferee shall be subject to the requirements of Section 3 of this Consent and Agreement. 5. Setoffs and Deductions. Each of Company and Collateral Agent agrees that Contracting Party shall have the right to set off or deduct from payments due to Company each and every amount due Contracting Party from Company whether or not arising out of or in connection with the Assigned Agreement on the terms and conditions set forth in the Assignment Agreement or other arrangement between Contracting Party and Company. Collateral Agent further agrees that it takes the assignment for security purposes of the Assigned Agreement and the Assigned Agreement Accounts subject to any defenses or causes of action Contracting Party may have against Company. 6. No Representation or Warranty. Company and Collateral Agent each recognizes and acknowledges that Contracting Party makes no representation or warranty, express or implied, that Company has any right, title, or interest in the Assigned Agreement or as to the priority of the assignment for security purposes of the Assigned Agreement or the Assigned Agreement Accounts. Collateral Agent is responsible for satisfying itself as to the existence and extent of Company’s right,

Exhibit B-4 (to Note Agreement) title, and interest in the Assigned Agreement, and Collateral Agent releases Contracting Party from any liability resulting from the assignment for security purposes of the Assigned Agreement and the Assigned Agreement Accounts. 7. Amendment to Assigned Agreement. Collateral Agent acknowledges and agrees that Contracting Party may agree with Company to modify or amend the Assigned Agreement, and that Contracting Party is not obligated to notify Collateral Agent of any such amendment or modification to the Assigned Agreement. Collateral Agent hereby releases Contracting Party from all liability arising out of or in connection with the making of any amendment or modification to the Assigned Agreement. 8. Miscellaneous. 8.1 Notices. All Notices given or requirements of a Party to notify hereunder shall be in writing, receipt of which shall be deemed complete (i) at the close of business of the date of receipt, if delivered by hand or by electronic means or (ii) when signed for by recipient, if sent registered or certified mail, postage prepaid, provided such Notice was properly addressed to the appropriate address set forth below or to such other address that a Party may designate by prior Notice to the other Parties. To Collateral Agent: Wilmington Trust, National Association Attn: Department Street Address: Telephone: Email: with a copy to: [●] To Contacting Party: [●] Attn: Department Street Address: Telephone: Email: 8.2 No Assignment. This Consent and Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of Contracting Party, and shall be binding on and inure to the benefit of the Collateral Agent, the Secured Parties and their respective successors and Permitted Transferees and assigns under the Financing Documents.

Exhibit B-5 (to Note Agreement) 8.3 No Modification. This Consent and Agreement is neither a modification of, nor an amendment to, the Assigned Agreement. 8.4 Choice of Law. The Parties hereto agree that this Consent and Agreement shall be construed and interpreted in accordance with the laws of the State of New York, excluding any choice of law rules which may direct the application of the laws of another jurisdiction. 8.5 No Waiver. No term, covenant or condition hereof shall be deemed waived and no breach excused unless such waiver or excuse shall be in writing and signed by the Party claimed to have so waived or excused. 8.6 Counterparts. This Consent and Agreement may be executed in one or more duplicate counterparts, and when executed and delivered by all the Parties, shall constitute a single binding agreement. 8.7 No Third-Party Beneficiaries. There are no third-party beneficiaries to this Consent and Agreement. 8.8 Severability. The invalidity or unenforceability of any provision of this Consent and Agreement shall not affect the validity or enforceability of any other provision of this Consent and Agreement, which shall remain in full force and effect. 8.9 Amendments. This Consent and Agreement may be modified, amended, or rescinded only by writing expressly referring to this Consent and Agreement and signed by all Parties hereto. [Signature Page Follows]

SIGNATURE PAGE TO CONSENT AND AGREEMENT Exhibit B-6 (to Note Agreement) IN WITNESS WHEREOF, each of Contracting Party and Collateral Agent has duly executed this Consent and Agreement as of the date first written above. [●] By: _____________________________________ Name: Title:

Exhibit C (to Note Agreement) EXHIBIT C CONSTRUCTION BUDGET AND SCHEDULE Please refer to the link in Annex 1 ‘The Financial Model’. The first year’s operating budget and schedule can be found there, linked here as well: 2.1 Financial Model (levered).xlsm Additionally, please refer to the Independent Engineering report which can be found on SharePoint site: Independent Engineer Report

Exhibit D-1 (to Note Agreement) EXHIBIT D FORM OF MORTGAGE

Annex 1 (to Note Agreement) ANNEX 1 – FINANCIAL MODEL

Annex II (to Note Agreement) ANNEX II – AMORTIZATION SCHEDULE